As filed with the SEC on April 14, 2010 .	Registration No. 333-117796

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 7
_____________

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2010 pursuant to paragraph (b) of Rule 485
(date)

□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2010

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

MPremierSM VUL

This prospectus describes an individual flexible premium variable universal life insurance contract, the MPremierSM VUL Contract (the “Contract”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey,” “us,” “we,” or “our”), a stock life insurance company.  Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”):

Diversified Bond	SP International Growth
Equity	SP International Value
Global	SP Prudential U.S. Emerging Growth
High Yield Bond	SP Small Cap Value
Jennison	AST Aggressive Asset Allocation
Jennison 20/20 Focus	AST Balanced Asset Allocation
Money Market	AST Large-Cap Value
Natural Resources	AST Marsico Capital Growth
Small Capitalization Stock	AST PIMCO Total Return Bond
Stock Index	AST Preservation Asset Allocation
Value	AST Small-Cap Growth
SP Growth Asset Allocation	AST T. Rowe Price Large-Cap Growth

American Century VP Mid Cap Value Fund	Janus Aspen Overseas Portfolio
Brandes International Equity Fund	JPMorgan Intrepid Mid Cap Portfolio
Business Opportunity Value Fund	M Large Cap Growth Fund
Dreyfus MidCap Stock Portfolio	MFS Utilities Series
Dreyfus Socially Responsible Growth Fund	Neuberger Berman AMT Socially Responsive Portfolio
Frontier Capital Appreciation Fund

For a complete list of the available Variable Investment Options, their investment objectives, and their investment advisers, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing an MPremierSM VUL variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds .  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in MPremierSM VUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 782-5356

PERSONS HAVING RIGHTS UNDER THE CONTRACT	23
Contract Owner	23
Beneficiary	24

OTHER GENERAL CONTRACT PROVISIONS	24
Assignment	24
Incontestability	24
Misstatement of Age or Sex	24
Settlement Options	24
Suicide Exclusion	24
Supplemental Insurance Amount	24

RIDERS	26
Overloan Protection Rider	26
Other Optional Riders	27

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	27

PREMIUMS	28
Minimum Initial Premium	28
Available Types of Premium	28
Allocation of Premiums	29
Transfers/Restrictions on Transfers	29
Dollar Cost Averaging	31
Auto-Rebalancing	31

DEATH BENEFITS	31
Contract Date	31
When Proceeds Are Paid	31
Death Claim Settlement Options	32
Types of Death Benefit	32
Changing the Type of Death Benefit	33
Limited No-Lapse Guarantee	34
Increases in Insurance Amount	35
Decreases in Insurance Amount	36

CONTRACT VALUES	37
Surrender of a Contract	37
How a Contract's Cash Surrender Value Will Vary	37
Loans	37
Withdrawals	39

LAPSE AND REINSTATEMENT	39

TAXES	40
Tax Treatment of Contract Benefits	40

DISTRIBUTION AND COMPENSATION	42

LEGAL PROCEEDINGS	44

ADDITIONAL INFORMATION	45

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	46

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	48

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this pro spectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	12%

Premium Based Administrative Charge	Deducted from premium payments.	7.5%

Surrender Charge (1) (Percentage of the Sales Load Target Premium, less premiums for riders and extras.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	15%

Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25

Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%

Insurance Amount Change fee	Upon change in Basic Insurance Amount or Supplemental Insurance Amount.	$25

Living Needs Benefit fee	When benefit is paid.	$150

Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The percentage varies by issue age and reduces to zero by the end of the eighth year.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2 shows such charges for Contracts issued on or after the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract Form MPVUL-2008-NY).  Your Contract’s form number is located in the lower left hand corner on the first page of your Contract.

Table 3 shows such charges for Contracts issued prior to the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table (Contract Form MPVUL-2003-NY).

Table 2: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2008-NY)

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and Maximum Charges per $1,000 of net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of net amount at risk.)
	Monthly	$0.04 to $83.34(1)(2) _____________ $0.20

Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%

Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	$0.10 to $2.08(3)

Net interest on loans (4)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.04 to $1.49 _____________ $20 plus $0.22

Administrative fee for an increase to Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.04 to $1.49 _____________ $12 plus $0.22

Administrative fee for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount
Minimum and Maximum Charges per $1,000 of Supplemental Insurance Amount.
_____________
Supplemental Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of Supplemental Insurance Amount.)
	Monthly	$0.05 to $1.50(1) _____________ $0.23

Accidental Death Benefit Rider (5)

Minimum and Maximum Charges per $1,000 of coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of coverage amount.)
	Monthly	$0.05 to $0.28(1) _____________ $0.09

Children Level Term Rider(5) (Charge per $1,000 of coverage amount.)	Monthly	$0.42

Enhanced Disability Benefit Rider (5)

Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 120.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(4)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(5)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2003-NY)

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (“COI”) for the Basic Insurance Amount and the Supplemental Insurance Amount coverage.
Minimum and Maximum Charges per $1,000 of net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of net amount at risk.)
	Monthly	$0.08 to $83.34(1)(2) _____________ $0.29

Mortality and Expense Risk fees (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%

Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	$0.10 to $2.08(3)

Net interest on loans (4)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.07 to $1.87 _____________ $20 plus $0.40

Administrative fee for an increase to Basic Insurance Amount

Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.07 to $1.87 _____________ $12 plus $0.40

Administrative fee for the Supplemental Insurance Amount or an increase to the Supplemental Insurance Amount
Minimum and Maximum Charges per $1,000 of Supplemental Insurance Amount.
_____________
Supplemental Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of Supplemental Insurance Amount.)
	Monthly	$0.08 to $1.88(1) _____________ $0.41

Accidental Death Benefit Rider (5)

Minimum and Maximum Charges per $1,000 of coverage.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of coverage amount.)
	Monthly	$0.05 to $0.28(1) _____________ $0.09

Children Level Term Rider (5) (Charge per $1,000 of coverage amount.)	Monthly	$0.42

Enhanced Disability Benefit Rider (5)

Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 99.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount .

(4)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(5)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.43%	1.40%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

MPremier VUL is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%.  Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.

Supplemental Insurance Amount Summary

This Contract is issued with a Supplemental Insurance Amount that could have a significant effect on the performance of your Contract. The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insured for Contracts issued on Contract Form MPVUL-2008-NY (age 100 for Contracts issued on Contract Form MPVUL-2003-NY).  You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount.  The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount payable.  You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract Form MPVUL-2008-NY and $50,000 for Contracts issued on Contract Form MPVUL-2003-NY, and the underwriting requirements determined by us. The Supplemental Insurance Amount after the increase, cannot exceed four times the Contract's Basic Insurance Amount.  You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000, but not to an amount below $5,000.  The Accidental Death Benefit Rider does not apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount.  See Supplemental Insurance Amount.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount plus the Supplemental Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit is generally equal to the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount and will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner plus the Supplemental Insurance Amount.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the initial Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums (reduced to reflect withdrawals and any loan balance present at the time of lapse until you reinstate your Contract) accumulated at 4% interest are at least equal to the Limited No-Lapse Guarantee Values shown in your Contract.  If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.  See Withdrawals and Loans.

There are two separate guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which if paid at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals.

All Contracts have a Short Term No-Lapse Guarantee period which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Death Benefit Type C will have only a Short Term No-Lapse Guarantee period available for the first 10 years.  All other Contracts have a longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium that lasts until the later to occur of Attained Age 80 or 10 years after issue.  See Limited No-Lapse Guarantee and PREMIUMS.

Unless the Limited No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund, less any Contract Debt and less any applicable surrender charges, falls to zero or less.  Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Limited No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero.  See PREMIUMS, Limited No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life of New Jersey Variable Appreciable Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office (the address on your bill) during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  Surrender charges do not apply to the Supplemental Insurance Amount.  See Increases in Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract after the issue of the Contract.  You may increase your Supplemental Insurance Amount coverage to an amount of up to four times the Contract's Basic Insurance Amount.  See Decreases in Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Basic Insurance Amount Coverage Segment based on the proportion of the Basic Insurance Amount Coverage Segment amount to the total of all Basic Insurance Amount Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges. If there is more than one Supplemental Insurance Amount Coverage Segment we will decrease the most recent Supplemental Insurance Amount Coverage Segment first.

We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it.  In general, you will receive a refund of all premium payments made.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage.  However, payment of the Death Benefit may be guaranteed under the Limited No-Lapse Guarantee feature or under the Overloan Protection Rider.  See Limited No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee.  See Limited No-Lapse Guarantee.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges.  Should either event occur, we will notify you of the required payment to prevent your Contract from terminating.  See Loans.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B (variable) Death Benefit and Type C (return of premium) Death Benefits, will not change the Basic Insurance Amount and/or the Supplemental Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount, and if the Death Benefit was increased to meet the definition of life insurance, a reduction in the Supplemental Insurance Amount may be required.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount and /or the

Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the twelve transfers allowed in each Contract Year.

Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

For Contracts issued on Contract Form MPVUL-2008-NY, we will assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

For Contracts issued on Contract Form MPVUL-2003-NY, we will assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Limited No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definition of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount and/or the Supplemental Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant ") to hold the assets that are associated with the Contracts.  The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account.  Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges we make against the Account.   From time to time Pruco Life of New Jersey will transfer capital contributions and earned fees and charges to its general account.  Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer .

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life of New Jersey’s other assets.  The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract .  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.   Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

AST Investment Services, Inc. (“AST”) and Prudential Investments LLC (“PI”) serve as co-investment managers of the Advanced Series Trust and the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Fund, with AST and PI (the “Management Agreements”), provide that AST and PI (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.

Portfolios	Objectives	Subadvisers

THE PRUDENTIAL SERIES FUND - Class 1 Shares

Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM

Equity	Long-term growth of capital.	Jennison

Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair

High Yield Bond(1)	High total return.	PIM

Jennison(2)	Long-term growth of capital.	Jennison

Jennison 20/20 Focus	Long-term growth of capital.	Jennison

Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM

Natural Resources	Long-term growth of capital.	Jennison

Small Capitalization Stock	Long-term growth of capital.	QMA

Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA

Value(3)	Capital appreciation.	Jennison

SP Growth Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	PIM QMA

SP International Growth	Long-term growth of capital.	MCM William Blair

SP International Value	Long-term capital appreciation.	LSV Thornburg

SP Prudential U.S. Emerging Growth(4)	Long-term capital appreciation.	Jennison

SP Small Cap Value	Long-term growth of capital.	Clearbridge GSAM

The Advanced Series Trust - Class 1 Shares

AST Aggressive Asset Allocation(5)	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Balanced Asset Allocation(6)	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation.	Eaton Vance Hotchkis and Wiley

AST Marsico Capital Growth	Capital growth.	MCM

AST PIMCO Total Return Bond(7)	Maximize total return consistent with the preservation of capital.	PIMCO

AST Preservation Asset Allocation(8)	The highest potential total return consistent with its specified level of risk tolerance.	QMA

AST Small-Cap Growth	Long-term capital growth.	Eagle

AST T. Rowe Price Large-Cap Growth	Long-term growth of capital.	T. Rowe Price

(1) Includes all assets from the SP PIMCO High Yield Portfolio.
(2) Includes all assets from the SP Strategic Partners Focused Growth Portfolio.
(3) Includes all assets from the SP Davis Value Portfolio.
(4) Includes all assets from the SP Mid Cap Growth Portfolio.
(5) Includes all assets from the SP Aggressive Growth Asset Allocation Portfolio.
(6) Includes all assets from the SP Balanced Asset Allocation Portfolio.
(7) Replaces and includes all assets from SP PIMCO Total Return Portfolio.
(8) Includes all assets from the SP Conservative Asset Allocation Portfolio.

Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	ClearBridge Advisors LLC (“ClearBridge”)
•	Eagle Asset Management, Inc. (“Eagle”)
•	Eaton Vance Management (“Eaton Vance”)
•	Goldman Sachs Asset Management, L.P. (“GSAM”)
•	Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	Thornburg Investment Management, Inc. (“Thornburg”)
•	William Blair & Company LLC (“William Blair”)

UNAFFILIATED FUNDS/PORTFOLIOS

Funds/Portfolios	Objectives	Advisers

American Century VP Mid Cap Value Fund - Class 1 Shares	Long-term capital growth with income as a secondary objective.	American Century

Dreyfus MidCap Stock Portfolio - Service Shares
Investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index.
Dreyfus

Dreyfus Socially Responsible Growth Fund - Service Shares	Capital growth, with current income as a secondary goal.	Dreyfus

Janus Aspen Overseas Portfolio - Service Shares	Long-term growth of capital.	Janus Capital

JPMorgan Intrepid Mid Cap Portfolio - Class 1 Shares	Long-term capital growth.	JPMIA

Brandes International Equity Fund	Long-term capital appreciation.	MFIA

Business Opportunity Value Fund	Long-term capital appreciation.	MFIA

Frontier Capital Appreciation Fund	Maximum capital appreciation.	MFIA

M Large Cap Growth Fund(1)	Long-term capital appreciation	MFIA

MFS Utilities Series	Total return.	MFS

Neuberger Berman AMT Socially Responsive Portfolio - Class S	Long-term growth of capital.	Neuberger Berman

* Formerly Turner Core Growth Fund

Investment Advisers for Unaffiliated Funds/Portfolios

•	American Century Investment Management, Inc. ("American Century")
•	The Dreyfus Corporation (“Dreyfus”)
•	Janus Capital Management LLC (“Janus Capital”)
•	JPMorgan Investment Advisors, Inc. ("JPMIA")
•	M Financial Investment Advisers, Inc. (“MFIA”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Group, LLC (“Neuberger Berman”)

The investment managers, investment advisers, and investment subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The SP Growth Asset Allocation Portfolio, the AST Aggressive Asset Allocation Portfolio, the AST Balanced Asset Allocation Portfolio, and the AST Preservation Asset Allocation Portfolio each invests only in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds .  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life of New Jersey

Pruco Life of New Jersey has entered into agreements with the investment adviser or distributor of the underlying Funds.  Under the terms of these agreements, Pruco Life of New Jersey provides administrative and support services to the Funds for which it receives an annual fee from the investment adviser, distributor, and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

Pruco Life of New Jersey and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2010 , the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from each of The Prudential Series Fund and the Advanced Series Trust are 0.25% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees.  The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Dreyfus Socially Responsible Growth Fund
•	Janus Aspen Overseas Portfolio - Service Shares

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares  according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options , provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life of New Jersey's general account.  The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life of New Jersey.  Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 3%.   The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.   Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 12% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 12% in any year for either Contract Form MPVUL-2008-NY and Contract Form MPVUL-2003-NY.  The charge is made up of two parts.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load charges as a percentage of premiums paid.

	Up to the Sales Load Target Premium	In excess of the Sales Load Target Premium

For Contract Form MPVUL-2008-NY	6% for all years	6% for all years

For Contract Form MPVUL-2003-NY	9.75% in years 1-10, 3% thereafter	4% in years 1-10, 3% thereafter

The Sales Load Target Premium may vary from the Limited No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

For Contracts issued on Contract Form MPVUL-2008-NY only, paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load.  For example, assume that an MPVUL-2003-NY Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $607.75.  If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $861.90.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the Limited No-Lapse Guarantee if the accumulated premium payments do not reach the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  See Limited No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in Pruco Life of New Jersey’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance (“COI”) charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk")  by a monthly cost of insurance rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments, and charges and fees.  The current COI rates vary by issue age, sex, underwriting class, and contract form.  The rates generally increase over time, but are never more than the maximum charges listed in the Contract data pages of your Contract.  The duration of this charge also varies by the age of the insured.

The maximum COI rates for Contract Form MPVUL-2008-NY are based upon the 2001 Commissioners Standard Ordinary ("CSO") Mortality Tables (1980 CSO Mortality Tables for Contract Form MPVUL-2003-NY).  At most ages, our current COI rates are lower than the maximum rates.  Our current COI charges for Contract Form MPVUL-2008-NY range from $0.02 to $33.33 per $1,000 of net amount at risk.  Our current COI charges for Contract Form MPVUL-2003-NY range from $0.46 to $83.34 per $1,000 of net amount at risk.  For additional information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount and/or the Supplemental Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

For Contracts issued on Contract Form MPVUL-2008-NY, currently the first part of the charge is a flat monthly fee of $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract in all years.

The second part of the fee is currently an amount of up to $1.49 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.   However, we may charge the highest applicable rate per $1,000 in all years.   The amount per $1,000 of Basic Insurance Amount varies by sex, issue age, underwriting class, and extra rating class, if any.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract Form MPVUL-2008-NY.  However, we may charge the highest applicable rate per $1,000 in all years.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2008-NY:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2008-NY
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker

35	$0.13	$0.16	$0.12	$0.13

45	$0.22	$0.26	$0.19	$0.22

55	$0.45	$0.53	$0.38	$0.40

65	$0.96	$1.14	$0.74	$0.76

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

For Contracts issued on Contract Form MPVUL-2003-NY, the flat monthly fee is currently $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract for all years.  The per $1,000 part of the fee is currently an amount of up to $1.87 per $1,000 of Basic Insurance Amount for the first five Contract Years and zero thereafter.   However, we may charge the highest applicable rate per $1,000 in all years.

Currently, there is no monthly administrative charge for the Supplemental Insurance Amount for Contract Form MPVUL-2003-NY.  However, we may charge the highest applicable rate per $1,000 in all years.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2003-NY:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2003-NY
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker

35	$0.23	$0.27	$0.19	$0.21

45	$0.40	$0.48	$0.32	$0.36

55	$0.70	$0.86	$0.56	$0.61

65	$1.22	$1.50	$0.94	$1.04

(b)
Similarly, we charge a monthly administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $12 per segment representing an increase in Basic Insurance Amount for the first two years of the Coverage Segment and zero thereafter.

The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a), above, for Contract Form MPVUL-2003-NY and Contract Form MPVUL-2008-NY .  The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.   Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

For Contracts issued on Contract Form MPVUL-2008-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.49 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, the highest amount we may charge is $1.49 per $1,000 in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.04 per $1,000 and applies to female age 18, nonsmoker at certain rating classes.

For Contracts issued on Contract Form MPVUL-2003-NY, in either of the instances described above, the second part of the fee is currently an amount of up to $1.87 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, the highest amount we may charge is $1.87 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.07 per $1,000 of the Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey.  Currently, no charge is being made to the Account for Pruco Life of New Jersey’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for Pruco Life of New Jersey’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

For Contracts issued on Contract Form MPVUL-2008-NY, we assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  For Contracts issued on Contract Form MPVUL-2003-NY, we assess a surrender charge if, during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).

These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Basic Insurance Amount Coverage Segment and is determined at the time each new Coverage Segment is issued.  The percentage and duration of a surrender charge vary by issue age.  The maximum first year percentage for Contract Form MPVUL-2008-NY is 15% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the eighth Contract Year.  The maximum first year percentage for Contract Form MPVUL-2003-NY is 30% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the fifth Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges

Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year

18-48 (18-40*)	15% (30%*)	8 (5*)

49-52 (41-42*)	15% (25%*)	7 (5*)

53-56 (43-44*)	15% (20%*)	6 (5*)

57-59 (45*)	15% (15%*)	5 (5*)

60-62 (46-48*)	15% (15%*)	4 (5*)

63-65 (49-68*)	15% (15%*)	3 (2*)

66-70 (69 and above*)	14% (15%*)	3

71-74	13%	3

75 and above	12%	3

* For Contracts issued on Contract Form MPVUL-2003-NY

We will show a surrender charge threshold for each Basic Insurance Amount Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  For Contract Form MPVUL-2008-NY, if during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.  For Contract Form MPVUL-2003-NY, if during the first five Contract Years (or during the first five years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.

The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in Basic Insurance Amount.

(d)	We may charge a transaction fee of up to $25 for any change in Supplemental Insurance Amount.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday for Contract Form MPVUL-2008-NY (100th birthday for Contract Form MPVUL-2003-NY), we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, sex, and underwriting class of the insured.  It ranges from 6.9% to 10% of the greater of: 9% of the Contract’s Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office .

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Supplemental Insurance Amount

The Supplemental Insurance Amount provides an additional insurance benefit to Attained Age 121 on the life of the insureds for Contracts issued on Contract Form MPVUL-2008-NY, and to Attained Age 100 for Contracts issued on Contract Form MPVUL-2003-NY.  You specify the amount of coverage you desire, in addition to the Contract's Basic Insurance Amount.  The minimum Supplemental Insurance Amount that you may request is $5,000 and the maximum is four times the Contract’s Basic Insurance Amount.  You may increase the Supplemental Insurance Amount subject to a minimum increase amount of $100,000 for Contracts issued on Contract Form MPVUL-2008-NY and $50,000 for Contracts issued on Contract Form MPVUL-2003-NY, and the underwriting requirements determined by Pruco Life of New Jersey.  The Supplemental Insurance Amount after the increase cannot exceed four times the Contract's Basic

Insurance Amount.  You may also decrease your Supplemental Insurance Amount after issue, subject to a minimum decrease amount of $10,000.

The Supplemental Insurance Amount Death Benefit fluctuates as the Basic Insurance Amount Death Benefit changes.  When the Contract Fund has not grown to the point where the Basic Insurance Amount Death Benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the coverage amount and Death Benefit associated with the Supplemental Insurance Amount are equal.  However, if the Contract Fund has grown to the point where the Basic Insurance Amount Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the Supplemental Insurance Amount Death Benefit will decrease (or increase) dollar for dollar as the Basic Insurance Amount Death Benefit increases (or decreases).  The Supplemental Insurance Amount Death Benefit will never exceed the Supplemental Insurance Amount.  It is possible, however, for the Contract Fund and, consequently, the Basic Insurance Amount Death Benefit to grow to the point where the Supplemental Insurance Amount Death Benefit is reduced to zero. If you have a Type A Death Benefit and you take a withdrawal, the Supplemental Insurance Amount may require a reduction if the Basic Insurance Amount Death Benefit was increased to meet the definition of life insurance.  We will not reduce the Supplemental Insurance Amount below $5,000.

When selecting how much of your Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount) will be for Supplemental Insurance Amount and how much Target Insurance Amount will be for Basic Insurance Amount, you should be aware of the following:

•
A Target Insurance Amount with a larger Supplemental Insurance Amount will offer a higher cash value and Death Benefit than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we do not change our current charges.  This is because: (1) the Sales Load Target Premium will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and this may result in lower current sales expense charges, (2) the monthly administrative charge will be lower for a Target Insurance Amount with a larger Supplemental Insurance Amount than for a Target Insurance Amount with a smaller Supplemental Insurance Amount, and (3) we currently take lower current Cost of Insurance charges for the Supplemental Insurance Amount than for the Basic Insurance Amount.

•
However, a Target Insurance Amount with a larger Supplemental Insurance Amount offers the potential for lower cash values and Death Benefits than a Target Insurance Amount with a smaller Supplemental Insurance Amount if we raise our current charges to the maximum contractual level.  This is because the guaranteed maximum per $1,000 charges are higher for the Supplemental Insurance Amount.  The surrender charge does not apply to the Supplemental Insurance Amount.

Other factors to consider are:

•
The Accidental Death Benefit, as described below, does not apply to any portion of the Death Benefit that is attributable to a Supplemental Insurance Amount.  If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract with the minimum Supplemental Insurance Amount of $5,000.  See Other Optional Riders.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit.  It is important that you ask your Pruco Life of New Jersey representative to provide illustrations based on different combinations of Basic Insurance Amount and Supplemental Insurance

Amount.  You and your Pruco Life of New Jersey representative can then discuss how these combinations may address your objectives.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider and the Living Needs Benefit Rider.  The amounts of these benefits, except for the Enhanced Disability Benefit Rider, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life of New Jersey representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider .  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits ;
(2)	Contract Debt must exceed the Basic Insurance Amount (Supplemental Insurance Amount plus Basic Insurance Amount if you have a Supplemental Insurance Amount);
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value ;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

If you exercise this rider, you may no longer execute the Reduced Paid Up option.  Doing so would cause the Contract to be classified as a Modified Endowment Contract.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.   This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  This rider is not available on Contracts with a Type C (return of premium) Death Benefit. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  The Living Needs Benefit does apply to the portion of the Death Benefit that is attributable to the Supplemental Insurance Amount.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  You should consult with a Pruco Life of New Jersey representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner will receive this benefit in a single sum.

All or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds age 18 through age 90 for Death Benefit Types A and B, through age 85 for Death Benefit Type C.  Currently, for issue age 18 through age 80 the minimum Basic Insurance Amount is $95,000.  For issue age 81 through age 90 the minimum Basic Insurance Amount is $245,000.  The minimum Supplemental Insurance Amount is $5,000 for all issue ages.  See Types of Death Benefit.  The minimum total Target Insurance Amount (Basic Insurance Amount plus Supplemental Insurance Amount combined) is $100,000 for Death Benefit Type A and B, and $250,000 for Death Benefit Type C.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums, for each premium type described below.  Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.  If you choose to continue the Limited No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer the Limited No-Lapse Guarantee beyond 10 Contract Years.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force until the insured's Attained Age 80, or for 10 Contract Years after issue, whichever comes later, regardless of investment performance and assuming no loans or withdrawals.  However, not all Contracts offer the Limited No-Lapse Guarantee for this period.

The length of the Limited No-Lapse Guarantee depends on the Contract’s Death Benefit type.  See Limited No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Limited No-Lapse Guarantee and Short Term No-Lapse Guarantee Premium amounts.  Contracts with no riders or extra risk charges will have level premiums.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Limited No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Portfolios of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs , bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction.  Such transfers do not count toward the 12 transfers allowed in each Contract Year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the fixed rate investment option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the  transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose.  For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life of New Jersey Variable Appreciable Account section.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law), including surrenders of fixed reduced paid-up Contracts.  We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum amount.  In addition to the settlement options described in your Contract, the beneficiary may choose the payment of death claim proceeds, by way of Prudential's retained asset settlement option (the "Alliance Account").  Upon verification of a death claim, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; (2) a guide that explains how the Alliance Account works; and (3) checks and a checkbook, that the beneficiary can use to access the available amount of death claim proceeds.  Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Supplemental Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund plus the Supplemental Insurance Amount.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner to the date of death plus the Supplemental Insurance Amount.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B (variable) Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Type C Contract’s Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A (fixed) Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount, a reduction in the Supplemental Insurance Amount, and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B (variable) Death Benefit and

Contracts with a Type C (return of premium) Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B (variable) Death Benefit to a Type A (fixed) Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C (return of premium) Death Benefit to a Type A (fixed) Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C (return of premium) Death Benefit to a Type B (variable) Death Benefit, we first find the difference between:  (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A or Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A or Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount

FROM	TO

Type A $300,000	Type B $250,000	Type C N/A

Type B $250,000	Type A $300,000	Type C N/A

Type C $260,000	Type A $300,000	Type B $250,000

To request a change, fill out an application for change, which can be obtained from your Pruco Life of New Jersey representative or a Service Office.  If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Limited No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee.  See Withdrawals and Loans.

At the Contract Date and on each Monthly Date, during the Limited No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date.  For Contracts issued on Contract Form MPVUL-2008-NY, the Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%, and less any Contract Debt from the date of default to the date of any reinstatement, also accumulated at 4%.  For Contracts issued on Contract Form MPVUL-2003-NY, the Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Limited No-Lapse Guarantee Values.  These are values used solely to determine if a Limited No-Lapse Guarantee is in effect.  These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.  The Contract Data pages in your Contract contain a table of Limited No-Lapse Guarantee Values, calculated as of Contract anniversaries.  Values for non-anniversary Monthly Dates will reflect the number of months elapsed between Contract anniversaries.

On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value during the Limited No-Lapse Guarantee period shown on your Contract Data pages.  If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short Term No-Lapse Guarantee Premiums, and Limited No-Lapse Guarantee Premiums are payments that correspond to the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after year 10 will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

If you want a Limited No-Lapse Guarantee to last longer than 10 years, you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract Year.  Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse until the later to occur of the insured's Attained Age 80 or for 10 years after issue, assuming no loans or withdrawals.

The following table provides sample Short Term No-Lapse Guarantee Premiums and Limited No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $245,000 Basic Insurance Amount and $5,000 of Supplemental Insurance Amount; (3) no extra benefit riders have been added to the Contract.

Illustrative Annual Premiums

Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium

40	Type A (Fixed)	$1,482.50	$3,460.00
40	Type B (Variable)	$1,670.00	$4,897.50

40	Type C (Return of Premium)	$1,690.00	N/A
60	Type A (Fixed)	$4,397.50	$8,352.50

60	Type B (Variable)	$5,040.00	$10,258.00
60	Type C (Return of Premium)	$8,222.50	N/A

80	Type A (Fixed)	$20,822.50	$20,822.50
80	Type B (Variable)	$22,870.00	$22,870.00
80	Type C (Return of Premium)	$100,820.00	N/A

Paying the Short Term No-Lapse Guarantee Premiums or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the Limited No-Lapse Guarantee Values; it is certainly not the only way.  The Limited No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Limited No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 80 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first 10 years.  If you pay only the Short Term No-Lapse Guarantee Premium in the first 10 years, you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 11th year in order to continue the Limited No-Lapse Guarantee.

Not all Contracts will have the Limited No-Lapse Guarantee available until the later of the insured's age 80 or 10 years after issue.  Contracts with a Type C (return of premium) Death Benefit will have a Limited No-Lapse Guarantee for only 10 Contract Years.  Your Contract Data pages will show Limited No-Lapse Guarantee Values for the duration available with your Contract.  See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase in Basic Insurance Amount must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)
the amount of the increase in Supplemental Insurance Amount must be at least equal to the minimum increase in Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages;

(4)	the Supplemental Insurance Amount after an increase can not exceed four times the Basic Insurance Amount.
(5)	you must prove to us that the insured is insurable for any increase;
(6)	the Contract must not be in default;
(7)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(8)	if we ask you to do so, you must send us the Contract to be endorsed; and
(9)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount or an increase in Supplemental Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Basic Insurance Amount Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  For Contract Form MPVUL-2008-NY, the current sales load charge for each segment is equal to 6% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 6% of allocated premiums paid in excess of this amount.

For Contract Form MPVUL-2003-NY, the current sales load charge for each segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.  See the definition of Contract Year for an increase under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Basic Insurance Amount Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount and/or Supplemental Insurance Amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2008-NY (1980 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2003-NY), the age at the effective date of the increase and the number of years since then, total Basic Insurance Amount and/or Supplemental Insurance Amount, sex, underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Basic Insurance Amount Death Benefit minus the Contract Fund) is allocated to each Basic Insurance Amount Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Basic Insurance Amount Coverage Segments.  In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount and/or Supplemental Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount and/or the Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.

Decreases in Insurance Amount

You have the option of decreasing the Basic Insurance Amount and/or the Supplemental Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)
the Basic Insurance Amount and the Supplemental Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount and the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages;

(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount / Supplemental Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Basic Insurance Amount Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Basic Insurance Amount Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount are decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount or Supplemental Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life of New Jersey by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

Fixed reduced paid-up insurance is an alternative to surrendering your Contract.  Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies.  There will be cash values and loan values.  The loan interest rate for fixed reduced paid-up insurance is 5%.  Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the net cash value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options, and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.  The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The Limited No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Overloan Protection Rider section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.
(d)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B (variable) Death Benefit and a Type C (return of premium) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount and Supplemental Insurance Amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount or a Supplemental Insurance Amount of less than the minimum Supplemental Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount and/or the Supplemental Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount and/or Supplemental Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See Limited No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse

Guarantee, assuming there are no outstanding loans.  See Limited No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)
for Contracts issued on Form MPVUL-2003-NY, any Contract Debt must be restored with interest to date, or paid back.  If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

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Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

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Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

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The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount and/or the Supplemental Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount and/or the Supplemental Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

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If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

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Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life.  The Contract is sold through broker-dealers authorized by Prusec and applicable law to do so, and may also be sold by registered representatives of Prusec.   Prusec received gross distribution revenue for its variable life insurance products of $67,749,409 in 2009, $96,759,988 in 2008, and $106,977,800 in 2007.   Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.   Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.  The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract.  Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers.  Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.

Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.

Broker-dealers will receive compensation of up to 95% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 16% on premiums received in years two and three, up to 15% on premiums received in year four, up to 12.75% on premiums received in years five through 10, and up to 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium in each Contract Year.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond to the extent that premiums in that year exceed the Commissionable Target Premium.  Broker-dealers will also receive compensation in years two through five of up to 0.40% of the Contract Fund net of Contract Debt, and up to 0.20% in years six through 10, and up to 0.12% in years 11 and beyond.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 95% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 16% of premiums received in years two and three, up to 15% on premiums received in year four, up to 12.75% on premiums received in years five through 10, and up to 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group.  As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits.  Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group.  However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.

Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Prusec to authorized broker-dealers.  Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.

Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.

Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or Portfolio manager, to the extent you allocate cash value to that Fund.  In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds.  Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of its business.  Pruco Life of New Jersey’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates.  Pruco Life of New Jersey is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life of New Jersey is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that Pruco Life of New Jersey made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life of New Jersey may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life of New Jersey is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents.  Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life of New Jersey and its businesses and products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of Pruco Life of New Jersey and serves as investment manager for certain investment options under Pruco Life of New Jersey’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

Pruco Life of New Jersey’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation or regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life of New Jersey’s financial position.

ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551- 8090 , upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us directly for further information.  Our address and telephone number are on the inside front cover of this prospectus.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount and the Supplemental Insurance Amount at issue are the first two Coverage Segments.  For each increase, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans.  See Limited No-Lapse Guarantee.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or Type B Contract in-force until the insured’s age 80, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Monthly Date - The Contract Date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant ").  The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company of New Jersey.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years regardless of investment performance and assuming no loans or withdrawals.

Supplemental Insurance Amount - An additional insurance amount to Attained Age 121 on the life of the insured for Contract Form MPVUL-2008-NY, and to Attained Age 100 for Contract Form MPVUL-2003-NY.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About MPremierSM VUL

To learn more about the MPremierSMVUL variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2010 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-117796.   The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account.   All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551- 8090 .  The SEC also maintains a Web site (http://www.sec.gov) that contains the MPremierSM VUL SAI, material incorporated by reference, and other information about Pruco Life of New Jersey.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge , or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-3974

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the MPremierSM VUL prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2010 .

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey",  “us”, “we”, or “our ”) is a stock life insurance company, organized on September 17, 1982 under the laws of the State of New Jersey.  It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.  Pruco Life of New Jersey’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of the New York State Insurance Department.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life of New Jersey reimburses Prudential for its costs in providing such services.   Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $1,718,033 in 2009,  $2,100,483 in 2008, and $2,312,675 in 2007.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check

1

book on which they may write checks.  Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential have entered into a Reinsurance Agreement under which Pruco Life of New Jersey cedes and Prudential reinsures life insurance benefits in excess of stated limits of retention.

Our individual life reinsurance treaties covering MPremierSM VUL Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis with Pruco Life of New Jersey retaining 10% of the face amount up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.

The Prudential Insurance Company of America (“Prudential”), Pruco Life Insurance Company (“Pruco Life”), a subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), a subsidiary of Pruco Life, jointly entered into an administrative agreement with First Tennessee Bank National Association (“First Express”), in which First Express provides remittance processing expertise and research and development capabilities providing Prudential, Pruco Life, and Pruco Life of New Jersey with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels.  Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance.   Under this Agreement, First Express received $2,790,008 in 2009, $3,014,514 in 2008, and $3,144,953 in 2007 from Prudential, Pruco Life, and Pruco Life of New Jersey for services rendered.   First Tennessee Bank National Association’s principal business address is 165 Madison Avenue, Memphis, Tennessee 38103.

During 2009, Prudential and First Express entered into a temporary arrangement with the Regulus Group ("Regulus") in which First Express transitioned the lockbox services performed for Prudential to Regulus.  The Regulus Group is a part of the 3i Infotech Group, North America, and is a provider of outsourced billing and payment services.  On December 2, 2009, Regulus began performing remittance processing services under the arrangement and received $223,178 in 2009 for services rendered.  Regulus Group's principal business address is 831 Latour Court, Suite B, Napa, California 94558.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

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If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type A (Fixed) Death Benefit
If		Then

The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is

40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*

60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*

80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,500	$250,000 $264,000* $297,500*

*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt plus the Supplemental Insurance Amount, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Supplemental Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type B (Variable) Death Benefit

If		Then

The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is

40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*

60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000

80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000

*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount, the Supplemental Insurance Amount, plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus the Supplemental Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount plus the Supplemental Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the Supplemental Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the Basic Insurance Amount and Supplemental Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract with an interest rate of 0% was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then

The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is

40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*

60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000

80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,500	$375,000 $400,000 $425,000

* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and

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other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable, rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2009) that received payment or accrued a payment amount with respect to variable product business during 2009.  The least amount paid or accrued and the greatest amount paid or accrued during 2009 were $3 and $3,913,733, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC, 1ST Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., AON Benfield Securities, Inc., Arlington Securities Inc., Askar Corp., Associated Securities Corp., AXA Advisors LLC, BB&T Investments Services Inc., BCG Securities Inc., Becker

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& Suffern Ltd., Benefit Funding Services LLC, Berthel Fisher & Company Financial Services Inc., BG Worldwide Securities Inc., Brecek & Young Advisors Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Company Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cantone Research Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., Centara Capital Securities, Inc., Centaurus Financial Inc., CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Conservative Financial Services Inc., Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cutter & Company Brokerage Inc., Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Edward D. Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equity Services Inc., Essex Financial Services Inc., Farmers Financial Solutions Inc., FAS Corp., Ferris Baker Watts Inc., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Brokerage America, LLC., First Heartland Capital Inc., First Midwest Securities Inc., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IMS Securities Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l. Equities Corp., Invest Financial Corp., Investacorp Inc., Investment Planners Inc., Investors Capital Corp., Investors Security Company Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Landoak Securities, Larimer Capital Corp., Lasalle St. Securities LLC, The Leaders Group Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG RIA Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Moors & Cabot Inc., Morgan Keegan & Company Inc., Morgan Stanley & Co. Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Omnivest Inc., One Securities Corp., Oneamerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Consulting Group Inc., Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Southwest Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Symetra Investments Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TD Wealth Management Services, Inc., TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc., Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USI Securities Inc., UVEST Investment Services Inc., Valmark Securities Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wachovia Securities LLC, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp., World Equity Group, Worth Financial Group Inc., WRP Investments Inc.

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

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EXPERTS

The financial statements of Pruco Life Insurance Company of New Jersey as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2009 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if MPremierSM VUL had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a

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specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

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FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

ASSETS
Investment in the portfolios, at value	$212,493,139	$304,750,136	$143,537,073	$210,128,089

Net Assets	$212,493,139	$304,750,136	$143,537,073	$210,128,089

NET ASSETS, representing:
Accumulation units	$212,493,139	$304,750,136	$143,537,073	$210,128,089

	$212,493,139	$304,750,136	$143,537,073	$210,128,089

Units outstanding	153,276,761	156,799,204	20,641,893	35,986,817

Portfolio shares held	21,249,314	27,307,360	6,436,640	14,714,852
Portfolio net asset value per share	$10.00	$11.16	$22.30	$14.28
Investment in portfolio shares, at cost	$212,492,790	$293,603,074	$145,577,635	$231,741,939

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio

INVESTMENT INCOME
Dividend income	$868,062	$10,483,582	$1,915,984	$6,542,370

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	475,425	528,689	698,675	1,172,231
Reimbursement for excess expenses	880	(7,591)	(95,029)	(394,939)

NET EXPENSES	476,305	521,098	603,646	777,292

NET INVESTMENT INCOME (LOSS)	391,757	9,962,484	1,312,338	5,765,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	3,575,719	0	0
Realized gain (loss) on shares redeemed	0	(160,402)	(2,489,499)	(2,839,895)
Net change in unrealized gain (loss) on investments	0	25,415,683	40,701,907	31,564,581

NET GAIN (LOSS) ON INVESTMENTS	0	28,831,000	38,212,408	28,724,686

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$391,757	$38,793,484	$39,524,746	$34,489,764

The accompanying notes are an integral part of these financial statements.
A1

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

$104,991,840	$585,926,672	$31,878,261	$15,589,830	$34,967,775	$10,547,245

21,547,403	239,747,022	15,515,506	2,440,873	1,970,431	6,042,981

7,166,679	121,309,870	1,143,000	1,032,439	941,259	632,329
$14.65	$4.83	$27.89	$15.10	$37.15	$16.68
$101,748,369	$607,360,358	$35,101,495	$20,933,101	$27,736,259	$11,930,713

SUBACCOUNTS (Continued)

Prudential Conservative Balanced Portfolio	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio	Prudential Natural Resources Portfolio	Prudential Global Portfolio

$3,562,235	$46,976,456	$999,784	$267,904	$273,143	$260,287

595,887	2,020,311	138,296	78,247	210,434	46,591
(158,651)	0	0	0	0	0

437,236	2,020,311	138,296	78,247	210,434	46,591

3,124,999	44,956,145	861,488	189,657	62,709	213,696

0	0	0	0	4,510,594	0
(455,788)	(1,431,719)	(4,391,206)	(523,652)	1,945,534	(311,496)
14,627,305	143,011,469	10,021,314	4,933,739	14,606,965	2,617,294

14,171,517	141,579,750	5,630,108	4,410,087	21,063,093	2,305,798

$17,296,516	$186,535,895	$6,491,596	$4,599,744	$21,125,802	$2,519,494

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

ASSETS
Investment in the portfolios, at value	$3,461,328	$20,818,915	$8,258,215	$385,437

Net Assets	$3,461,328	$20,818,915	$8,258,215	$385,437

NET ASSETS, representing:
Accumulation units	$3,461,328	$20,818,915	$8,258,215	$385,437

	$3,461,328	$20,818,915	$8,258,215	$385,437

Units outstanding	970,870	11,372,664	2,478,146	409,273

Portfolio shares held	291,849	997,552	597,123	31,413
Portfolio net asset value per share	$11.86	$20.87	$13.83	$12.27
Investment in portfolio shares, at cost	$3,418,663	$21,664,964	$10,975,201	$441,939

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio

INVESTMENT INCOME
Dividend income	$105,130	$115,693	$130,237	$8,593

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	20,319	87,363	42,014	2,335
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	20,319	87,363	42,014	2,335

NET INVESTMENT INCOME (LOSS)	84,811	28,330	88,223	6,258

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	12,104	0	706,804	0
Realized gain (loss) on shares redeemed	(9,901)	(407,060)	(387,533)	(4,652)
Net change in unrealized gain (loss) on investments	144,090	6,604,430	1,236,153	120,592

NET GAIN (LOSS) ON INVESTMENTS	146,293	6,197,370	1,555,424	115,940

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$231,104	$6,225,700	$1,643,647	$122,198

The accompanying notes are an integral part of these financial statements.
A3

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Institutional Shares	MFS VIT Growth Series – Initial Class	American Century VP Value Fund	Franklin Small – Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

$308,496	$72,753	$235,507	$209,380	$5,256,883	$5,604,177

460,765	119,514	140,880	273,533	4,480,316	3,920,768

14,395	3,395	44,604	12,411	605,632	572,439
$21.43	$21.43	$5.28	$16.87	$8.68	$9.79
$316,295	$66,428	$302,755	$232,059	$5,787,771	$6,473,341

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Institutional Shares	MFS VIT Growth Series – Initial Class	American Century VP Value Fund	Franklin Small – Mid Cap Growth Securities Fund	Prudential SP Davis Value Portfolio	Prudential SP Small Cap Value Portfolio

$1,357	$176	$10,550	$0	$69,479	$66,635

1,912	519	1,723	1,292	12,951	11,304
0	0	0	0	0	0

1,912	519	1,723	1,292	12,951	11,304

(555)	(343)	8,827	(1,292)	56,528	55,331

0	0	0	0	0	0
(2,109)	(89)	(2,912)	(5,045)	(186,145)	(357,335)
81,342	19,140	30,930	70,754	1,389,641	1,595,545

79,233	19,051	28,018	65,709	1,203,496	1,238,210

$78,678	$18,708	$36,845	$64,417	$1,260,024	$1,293,541

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

ASSETS
Investment in the portfolios, at value	$0	$0	$793,493	$581,482

Net Assets	$0	$0	$793,493	$581,482

NET ASSETS, representing:
Accumulation units	$0	$0	$793,493	$581,482

	$0	$0	$793,493	$581,482

Units outstanding	0	0	835,713	511,884

Portfolio shares held	0	0	37,588	84,395
Portfolio net asset value per share	$0	$0	$21.11	$6.89
Investment in portfolio shares, at cost	$0	$0	$742,551	$566,482

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio	Prudential SP PIMCO High Yield Portfolio	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Strategic Partners Focused Growth Portfolio

INVESTMENT INCOME
Dividend income	$203,663	$99,006	$2,660	$0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	14,251	3,630	1,683	1,107
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	14,251	3,630	1,683	1,107

NET INVESTMENT INCOME (LOSS)	189,412	95,376	977	(1,107)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	159,809	0	0	0
Realized gain (loss) on shares redeemed	256,001	(123,744)	(7,563)	(11,685)
Net change in unrealized gain (loss) on investments	134,984	535,895	223,331	187,914

NET GAIN (LOSS) ON INVESTMENTS	550,794	412,151	215,768	176,229

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$740,206	$507,527	$216,745	$175,122

The accompanying notes are an integral part of these financial statements.
A5

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

$2,934,028	$4,051,150	$0	$0	$19,143,660	$0

3,837,755	2,809,459	0	0	15,541,725	0

650,561	628,085	0	0	2,384,017	0
$4.51	$6.45	$0	$0	$8.03	$0
$3,708,110	$4,343,880	$0	$0	$21,585,656	$0

SUBACCOUNTS (Continued)

Prudential SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Conservative Asset Allocation Portfolio	Prudential SP Balanced Asset Allocation Portfolio	Prudential SP Growth Asset Allocation Portfolio	Prudential SP Aggressive Growth Asset Allocation Portfolio

$0	$24,659	$81,137	$230,691	$336,571	$64,945

5,971	8,605	6,141	16,148	31,533	8,167
0	0	0	0	0	0

5,971	8,605	6,141	16,148	31,533	8,167

(5,971)	16,054	74,996	214,543	305,038	56,778

0	0	0	61,271	220,115	0
(255,768)	(305,920)	(112,218)	(978,897)	(781,356)	(1,418,625)
936,910	1,469,653	454,526	2,306,629	4,103,790	2,519,932

681,142	1,163,733	342,308	1,389,003	3,542,549	1,101,307

$675,171	$1,179,787	$417,304	$1,603,546	$3,847,587	$1,158,085

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund

ASSETS
Investment in the portfolios, at value	$2,133,604	$2,641,747	$183,759	$31,564

Net Assets	$2,133,604	$2,641,747	$183,759	$31,564

NET ASSETS, representing:
Accumulation units	$2,133,604	$2,641,747	$183,759	$31,564

	$2,133,604	$2,641,747	$183,759	$31,564

Units outstanding	1,654,845	1,973,543	21,837	25,984

Portfolio shares held	460,822	416,023	4,076	3,579
Portfolio net asset value per share	$4.63	$6.35	$45.08	$8.82
Investment in portfolio shares, at cost	$2,716,731	$3,447,465	$161,913	$41,834

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Goldman Sachs Structured Small Cap Equity Fund

INVESTMENT INCOME
Dividend income	$36,764	$67,866	$368	$324

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	5,249	7,195	73	49
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	5,249	7,195	73	49

NET INVESTMENT INCOME (LOSS)	31,515	60,671	295	275

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	1,760	0
Realized gain (loss) on shares redeemed	(185,692)	(287,913)	7,495	(541)
Net change in unrealized gain (loss) on investments	708,619	842,843	32,235	7,416

NET GAIN (LOSS) ON INVESTMENTS	522,927	554,930	41,490	6,875

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$554,442	$615,601	$41,785	$7,150

The accompanying notes are an integral part of these financial statements.
A7

SUBACCOUNTS (Continued)

AIM V.I. Technology Fund	M Large Cap Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

$41,927	$15,996	$19,383	$21,435	$126,927	$52,488

144,377	1,310	1,306	1,588	12,479	4,414

3,179	1,208	1,675	2,256	26,333	4,320
$13.19	$13.24	$11.57	$9.50	$4.82	$12.15
$40,032	$18,357	$24,659	$21,290	$119,106	$50,610

SUBACCOUNTS (Continued)

AIM V.I. Technology Fund	M Large Cap Growth Fund	M Financial Brandes International Equity Fund	M Financial Business Opportunity Value Fund	AST Cohen & Steers Realty Portfolio	AST UBS Dynamic Alpha Portfolio

$0	$659	$445	$192	$2,394	$361

69	0	0	0	90	41
0	0	0	0	0	0

69	0	0	0	90	41

(69)	659	445	192	2,304	320

0	0	0	0	0	3,051
(799)	(26,081)	(24,047)	(2,839)	(36,648)	(668)
16,669	52,059	43,326	6,700	60,660	6,201

15,870	25,978	19,279	3,861	24,012	8,584

$15,801	$26,637	$19,724	$4,053	$26,316	$8,904

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio

ASSETS
Investment in the portfolios, at value	$157,544	$33,062	$42,693	$198,911

Net Assets	$157,544	$33,062	$42,693	$198,911

NET ASSETS, representing:
Accumulation units	$157,544	$33,062	$42,693	$198,911

	$157,544	$33,062	$42,693	$198,911

Units outstanding	16,160	3,430	4,163	18,593

Portfolio shares held	20,250	4,379	6,108	18,401
Portfolio net asset value per share	$7.78	$7.55	$6.99	$10.81
Investment in portfolio shares, at cost	$171,452	$30,843	$43,777	$198,566

STATEMENT OF OPERATIONS

For the period ended December 31, 2009

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio	AST Neuberger Berman Small- Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Small-Cap Value Portfolio

INVESTMENT INCOME
Dividend income	$1,002	$0	$60	$2,509

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	113	22	31	146
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	113	22	31	146

NET INVESTMENT INCOME (LOSS)	889	(22)	29	2,363

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(10,397)	(1,027)	(3,437)	(9,460)
Net change in unrealized gain (loss) on investments	34,478	6,991	12,526	49,877

NET GAIN (LOSS) ON INVESTMENTS	24,081	5,964	9,089	40,417

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,970	$5,942	$9,118	$42,780

The accompanying notes are an integral part of these financial statements.
A9

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

$167,665	$686,652	$44,717	$23,079	$59,564	$498,792

13,469	81,062	4,242	2,061	4,805	37,257

36,931	42,204	5,230	1,390	5,694	26,475
$4.54	$16.27	$8.55	$16.60	$10.46	$18.84
$144,707	$786,332	$42,799	$26,955	$60,274	$593,602

SUBACCOUNTS (Continued)

AST Goldman Sachs Mid-Cap Growth Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid- Cap Growth Portfolio	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio

$0	$4,775	$49	$0	$2,647	$5,144

122	1,230	30	22	72	363
0	0	0	0	0	0

122	1,230	30	22	72	363

(122)	3,545	19	(22)	2,575	4,781

0	0	0	0	3,614	110,649
(2,406)	(32,610)	(1,840)	(2,485)	(1,268)	(37,470)
61,522	183,371	9,178	8,164	415	72,626

59,116	150,761	7,338	5,679	2,761	145,805

$58,994	$154,306	$7,357	$5,657	$5,336	$150,586

The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

ASSETS
Investment in the portfolios, at value	$48,639	$215,731	$78,742	$14,037

Net Assets	$48,639	$215,731	$78,742	$14,037

NET ASSETS, representing:
Accumulation units	$48,639	$215,731	$78,742	$14,037

	$48,639	$215,731	$78,742	$14,037

Units outstanding	3,937	19,080	6,237	962

Portfolio shares held	5,351	11,012	7,277	686
Portfolio net asset value per share	$9.09	$19.59	$10.82	$20.47
Investment in portfolio shares, at cost	$51,182	$212,347	$80,322	$12,329

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio	M Financial Frontier Capital Appreciation Fund

INVESTMENT INCOME
Dividend income	$694	$6,561	$5,566	$5

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35	156	109	0
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	35	156	109	0

NET INVESTMENT INCOME (LOSS)	659	6,405	5,457	5

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	3,766	0
Realized gain (loss) on shares redeemed	(4,989)	(9,271)	(5,012)	(1,381)
Net change in unrealized gain (loss) on investments	14,847	55,490	1,605	5,367

NET GAIN (LOSS) ON INVESTMENTS	9,858	46,219	359	3,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,517	$52,624	$5,816	$3,991

The accompanying notes are an integral part of these financial statements.
A11

SUBACCOUNTS (Continued)

American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small- Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

$30,764	$1,988,638	$1,236,349	$729	$215,515	$3,896

3,082	270,691	135,818	79	22,281	442

2,538	167,112	82,478	28	14,946	294
$12.12	$11.90	$14.99	$26.10	$14.42	$13.23
$26,576	$2,554,458	$1,261,943	$598	$162,284	$3,431

SUBACCOUNTS (Continued)

American Century VP Mid Cap Value Fund – Class 1 Shares	AST Large-Cap Value Portfolio	AST Small- Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund – Service Shares	Prudential Jennison 20/20 Focus Portfolio	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

$664	$47,679	$479	$2	$638	$14

21	3,716	2,280	0	129	1
0	0	0	0	0	0

21	3,716	2,280	0	129	1

643	43,963	(1,801)	2	509	13

0	0	0	0	0	0
4,545	(165,206)	(23,908)	19	4,008	74
4,565	451,773	330,861	131	59,968	450

9,110	286,567	306,953	150	63,976	524

$9,753	$330,530	$305,152	$152	$64,485	$537

The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF NET ASSETS

December 31, 2009

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large- Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

ASSETS
Investment in the portfolios, at value	$55,603	$1,834	$1,211,647	$7,253,163

Net Assets	$55,603	$1,834	$1,211,647	$7,253,163

NET ASSETS, representing:
Accumulation units	$55,603	$1,834	$1,211,647	$7,253,163

	$55,603	$1,834	$1,211,647	$7,253,163

Units outstanding	6,533	222	126,113	729,796

Portfolio shares held	2,426	151	113,344	619,928
Portfolio net asset value per share	$22.92	$12.14	$10.69	$11.70
Investment in portfolio shares, at cost	$47,892	$1,640	$1,190,644	$7,270,641

STATEMENT OF OPERATIONS
For the period ended December 31, 2009

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares	AST T. Rowe Price Large- Cap Growth Portfolio	AST PIMCO Total Return Bond Portfolio

INVESTMENT INCOME
Dividend income	$1,496	$24	$0	$0

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	37	0	2,482	1,303
Reimbursement for excess expenses	0	0	0	0

NET EXPENSES	37	0	2,482	1,303

NET INVESTMENT INCOME (LOSS)	1,459	24	(2,482)	(1,303)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(82)	17	(54,352)	(68)
Net change in unrealized gain (loss) on investments	11,187	198	460,572	(17,478)

NET GAIN (LOSS) ON INVESTMENTS	11,105	215	406,220	(17,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,564	$239	$403,738	$(18,849)

The accompanying notes are an integral part of these financial statements.
A13

SUBACCOUNTS (Continued)

AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio – Service Shares

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

$5,487,014	$9,371,899	$2,703,594	$12,603

536,794	925,278	269,701	1,532

669,965	939,068	250,797	1,205
$8.19	$9.98	$10.78	$10.46
$5,408,383	$9,298,198	$2,693,843	$8,765

SUBACCOUNTS (Continued)

AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	Dreyfus MidCap Stock Portfolio – Service Shares

$0	$0	$0	$96

1,488	2,910	910	10
0	0	0	0

1,488	2,910	910	10

(1,488)	(2,910)	(910)	86

0	0	0	0
299	534	119	113
78,631	73,701	9,751	3,838

78,930	74,235	9,870	3,951

$77,442	$71,325	$8,960	$4,037

The accompanying notes are an integral part of these financial statements.
A14

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A15

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$391,757	$5,279,641	$9,962,484	$7,530,615
Capital gains distributions received	0	0	3,575,719	1,043,821
Realized gain (loss) on shares redeemed	0	0	(160,402)	(164,463)
Net change in unrealized gain (loss) on investments	0	0	25,415,683	(15,211,383)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	391,757	5,279,641	38,793,484	(6,801,410)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	31,207,268	34,256,111	86,436,344	86,891,307
Policy loans	(884,581)	(285,056)	(715,137)	(598,153)
Policy loan repayments and interest	568,210	227,005	540,123	516,960
Surrenders, withdrawals and death benefits	(1,712,518)	(1,737,326)	(1,369,130)	(1,241,161)
Net transfers between other subaccounts or fixed rate option	(51,959,251)	(320,949)	162,109	(76,374)
Withdrawal and other charges	(2,588,152)	(2,674,586)	(7,042,329)	(4,513,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(25,369,024)	29,465,199	78,011,980	80,979,233

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,977,267)	34,744,840	116,805,464	74,177,823

NET ASSETS
Beginning of period	237,470,406	202,725,566	187,944,672	113,766,849

End of period	$212,493,139	$237,470,406	$304,750,136	$187,944,672

Beginning units	171,822,846	149,741,372	113,905,135	62,812,014

Units issued	89,547,885	30,634,895	47,649,011	54,681,119
Units redeemed	(108,093,970)	(8,553,421)	(4,754,942)	(3,587,998)

Ending units	153,276,761	171,822,846	156,799,204	113,905,135

The accompanying notes are an integral part of these financial statements.
A16

SUBACCOUNTS (Continued)

Prudential Equity Portfolio		Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$1,312,338	$1,303,176	$5,765,078	$5,664,117	$3,124,999	$3,180,407
0	16,316,496	0	17,831,163	0	0
(2,489,499)	271,729	(2,839,895)	(496,234)	(455,788)	118,324
40,701,907	(87,359,669)	31,564,581	(85,450,120)	14,627,305	(28,955,412)

39,524,746	(69,468,268)	34,489,764	(62,451,074)	17,296,516	(25,656,681)

6,996,041	9,830,596	11,494,072	15,588,461	5,846,532	8,256,224
(2,608,582)	(3,313,554)	(3,610,467)	(4,604,186)	(1,518,730)	(1,725,829)
4,089,807	3,738,473	5,659,037	5,157,966	2,192,994	2,207,375
(8,206,590)	(6,730,924)	(12,099,993)	(10,930,249)	(5,244,512)	(5,186,007)

(2,343,932)	(2,762,838)	(3,272,400)	(3,714,498)	(1,458,258)	(2,318,525)
(4,352,006)	(4,673,848)	(7,140,273)	(7,379,350)	(3,670,436)	(3,748,550)

(6,425,262)	(3,912,095)	(8,970,024)	(5,881,856)	(3,852,410)	(2,515,312)

33,099,484	(73,380,363)	25,519,740	(68,332,930)	13,444,106	(28,171,993)

110,437,589	183,817,952	184,608,349	252,941,279	91,547,734	119,719,727

$143,537,073	$110,437,589	$210,128,089	$184,608,349	$104,991,840	$91,547,734

21,331,811	21,367,751	37,732,823	38,685,391	22,423,456	22,966,429

2,803,958	2,621,273	3,350,035	3,083,732	1,917,924	1,872,049
(3,493,876)	(2,657,213)	(5,096,041)	(4,036,300)	(2,793,977)	(2,415,022)

20,641,893	21,331,811	35,986,817	37,732,823	21,547,403	22,423,456

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential High Yield Bond Portfolio		Prudential Stock Index Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$44,956,145	$40,792,662	$861,488	$872,192
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(1,431,719)	(830,854)	(4,391,206)	56,142
Net change in unrealized gain (loss) on investments	143,011,469	(157,771,681)	10,021,314	(22,125,324)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,535,895	(117,809,873)	6,491,596	(21,196,990)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	760,696	773,986	3,415,353	4,233,272
Policy loans	(113,292)	(183,559)	(518,431)	(598,528)
Policy loan repayments and interest	119,187	243,883	573,538	588,317
Surrenders, withdrawals and death benefits	(1,306,823)	(2,430,867)	(1,454,992)	(2,658,708)
Net transfers between other subaccounts or fixed rate option	1,132,921	(164,422)	(11,196,979)	(150,523)
Withdrawal and other charges	(3,881,032)	(3,664,399)	(1,405,423)	(1,655,339)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(3,288,343)	(5,425,378)	(10,586,934)	(241,509)

TOTAL INCREASE (DECREASE) IN NET ASSETS	183,247,552	(123,235,251)	(4,095,338)	(21,438,499)

NET ASSETS
Beginning of period	402,679,120	525,914,371	35,973,599	57,412,098

End of period	$585,926,672	$402,679,120	$31,878,261	$35,973,599

Beginning units	241,399,954	244,578,066	29,167,860	28,496,349

Units issued	1,898,889	622,388	3,356,949	4,459,101
Units redeemed	(3,551,821)	(3,800,500)	(17,009,303)	(3,787,590)

Ending units	239,747,022	241,399,954	15,515,506	29,167,860

The accompanying notes are an integral part of these financial statements.
A18

SUBACCOUNTS (Continued)

Prudential Value Portfolio		Prudential Natural Resources Portfolio		Prudential Global Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$189,657	$211,311	$62,709	$46,528	$213,696	$144,766
0	3,582,601	4,510,594	3,312,274	0	696,283
(523,652)	(276,501)	1,945,534	(213,330)	(311,496)	(55,036)
4,933,739	(12,126,735)	14,606,965	(18,534,241)	2,617,294	(6,917,244)

4,599,744	(8,609,324)	21,125,802	(15,388,769)	2,519,494	(6,131,231)

561,747	822,145	458,862	614,619	1,031,599	1,133,504
(198,354)	(258,980)	(581,594)	(471,471)	(175,015)	(205,174)
303,630	295,237	676,469	375,307	238,214	193,428
(568,530)	(670,561)	(791,330)	(950,345)	(558,217)	(590,865)
(174,480)	(621,945)	2,110,886	(569,105)	(175,982)	86,075
(382,432)	(393,426)	(425,809)	(415,209)	(422,776)	(475,883)

(458,419)	(827,530)	1,447,484	(1,416,204)	(62,177)	141,085

4,141,325	(9,436,854)	22,573,286	(16,804,973)	2,457,317	(5,990,146)

11,448,505	20,885,359	12,394,489	29,199,462	8,089,928	14,080,074

$15,589,830	$11,448,505	$34,967,775	$12,394,489	$10,547,245	$8,089,928

2,509,751	2,604,902	1,228,831	1,347,323	5,944,437	5,755,497

209,731	191,918	1,785,606	190,827	1,213,974	1,143,852
(278,609)	(287,069)	(1,044,006)	(309,319)	(1,115,430)	(954,912)

2,440,873	2,509,751	1,970,431	1,228,831	6,042,981	5,944,437

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential Government Income Portfolio		Prudential Jennison Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$84,811	$100,538	$28,330	$209
Capital gains distributions received	12,104	0	0	0
Realized gain (loss) on shares redeemed	(9,901)	(25,054)	(407,060)	(183,179)
Net change in unrealized gain (loss) on investments	144,090	28,827	6,604,430	(8,618,403)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,104	104,311	6,225,700	(8,801,373)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	131,027	239,572	2,087,878	2,593,809
Policy loans	(97,653)	(117,355)	(420,864)	(487,361)
Policy loan repayments and interest	142,698	89,799	463,054	443,344
Surrenders, withdrawals and death benefits	(285,175)	(157,279)	(1,064,224)	(1,121,280)
Net transfers between other subaccounts or fixed rate option	64,165	458,935	(307,288)	(233,656)
Withdrawal and other charges	(110,079)	(91,603)	(928,191)	(984,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(155,017)	422,069	(169,635)	210,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	76,087	526,380	6,056,065	(8,591,182)

NET ASSETS
Beginning of period	3,385,241	2,858,861	14,762,850	23,354,032

End of period	$3,461,328	$3,385,241	$20,818,915	$14,762,850

Beginning units	1,016,650	890,170	11,181,004	10,785,071

Units issued	227,658	349,688	2,219,825	2,167,593
Units redeemed	(273,438)	(223,208)	(2,028,165)	(1,771,660)

Ending units	970,870	1,016,650	11,372,664	11,181,004

The accompanying notes are an integral part of these financial statements.
A20

SUBACCOUNTS (Continued)

Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio		Janus Aspen Janus Portfolio - Institutional Shares

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$88,223	$50,844	$6,258	$5,053	$(555)	$(65)
706,804	1,422,037	0	14,872	0	0
(387,533)	(210,695)	(4,652)	(1,608)	(2,109)	(498)
1,236,153	(4,595,854)	120,592	(222,825)	81,342	(137,858)

1,643,647	(3,333,668)	122,198	(204,508)	78,678	(138,421)

380,368	438,428	30,141	31,228	24,324	27,545
(108,936)	(157,848)	0	0	0	0
206,211	262,987	0	0	0	0
(440,236)	(456,719)	0	0	0	0
(230,331)	(313,602)	0	0	0	0
(225,895)	(235,735)	(8,284)	(7,812)	(6,365)	(5,454)

(418,819)	(462,489)	21,857	23,416	17,959	22,091

1,224,828	(3,796,157)	144,055	(181,092)	96,637	(116,330)

7,033,387	10,829,544	241,382	422,474	211,859	328,189

$8,258,215	$7,033,387	$385,437	$241,382	$308,496	$211,859

2,629,926	2,777,319	386,308	342,697	429,047	397,986

289,004	303,120	33,827	51,782	43,267	39,350
(440,784)	(450,513)	(10,862)	(8,171)	(11,549)	(8,289)

2,478,146	2,629,926	409,273	386,308	460,765	429,047

The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	MFS VIT Growth Series – Initial Class		American Century VP Value Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$(343)	$(426)	$8,827	$2,861
Capital gains distributions received	0	0	0	24,797
Realized gain (loss) on shares redeemed	(89)	64	(2,912)	(1,172)
Net change in unrealized gain (loss) on investments	19,140	(28,242)	30,930	(91,819)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,708	(28,604)	36,845	(65,333)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,527	10,844	20,329	22,269
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	2,730	2,903	2,873	8,928
Withdrawal and other charges	(501)	(481)	(4,189)	(3,302)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,756	13,266	19,013	27,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,464	(15,338)	55,858	(37,438)

NET ASSETS
Beginning of period	49,289	64,627	179,649	217,087

End of period	$72,753	$49,289	$235,507	$179,649

Beginning units	110,496	89,870	127,663	111,947

Units issued	10,047	21,444	16,197	17,690
Units redeemed	(1,029)	(818)	(2,980)	(1,974)

Ending units	119,514	110,496	140,880	127,663

The accompanying notes are an integral part of these financial statements.
A22

SUBACCOUNTS (Continued)

Franklin Small-Mid Cap Growth Securities Fund		Prudential SP Davis Value Portfolio		Prudential SP Small Cap Value Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(1,292)	$(1,336)	$56,528	$56,471	$55,331	$40,883
0	23,348	0	302,621	0	509,653
(5,045)	(1,395)	(186,145)	(17,407)	(357,335)	(102,957)
70,754	(120,133)	1,389,641	(2,709,895)	1,595,545	(2,151,399)

64,417	(99,516)	1,260,024	(2,368,210)	1,293,541	(1,703,820)

24,098	24,691	926,728	1,123,203	1,156,627	1,349,270
0	0	(109,697)	(91,688)	(140,906)	(114,661)
0	0	15,170	13,855	19,190	15,771
0	0	(281,611)	(109,340)	(271,370)	(193,463)
(8,520)	6,708	(9,311)	303,773	(103,716)	31,704
(7,978)	(7,183)	(355,937)	(409,025)	(437,921)	(528,425)

7,600	24,216	185,342	830,778	221,904	560,196

72,017	(75,300)	1,445,366	(1,537,432)	1,515,445	(1,143,624)

137,363	212,663	3,811,517	5,348,949	4,088,732	5,232,356

$209,380	$137,363	$5,256,883	$3,811,517	$5,604,177	$4,088,732

255,427	225,470	4,202,337	3,541,867	3,714,104	3,283,909

43,643	40,557	1,118,599	1,166,578	1,227,740	1,178,184
(25,537)	(10,600)	(840,620)	(506,108)	(1,021,076)	(747,989)

273,533	255,427	4,480,316	4,202,337	3,920,768	3,714,104

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential SP PIMCO Total Return Portfolio		Prudential SP PIMCO High Yield Portfolio

	01/01/2009 to 12/4/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$189,412	$250,571	$95,376	$115,109
Capital gains distributions received	159,809	0	0	1,541
Realized gain (loss) on shares redeemed	256,001	1,428	(123,744)	(32,984)
Net change in unrealized gain (loss) on investments	134,984	(279,325)	535,895	(487,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	740,206	(27,326)	507,527	(403,574)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,108,581	1,279,949	292,180	417,042
Policy loans	(113,229)	(94,771)	(27,345)	(38,705)
Policy loan repayments and interest	352,828	10,615	89,791	5,536
Surrenders, withdrawals and death benefits	(228,876)	(173,721)	(57,062)	(69,259)
Net transfers between other subaccounts or fixed rate option	(6,665,912)	42,602	(1,896,192)	197,429
Withdrawal and other charges	(512,947)	(555,258)	(149,060)	(186,736)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(6,059,555)	509,416	(1,747,688)	325,307

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,319,349)	482,090	(1,240,161)	(78,267)

NET ASSETS
Beginning of period	5,319,349	4,837,259	1,240,161	1,318,428

End of period	$0	$5,319,349	$0	$1,240,161

Beginning units	3,786,922	3,416,542	1,094,412	864,201

Units issued	1,141,752	1,119,183	384,115	512,644
Units redeemed	(4,928,674)	(748,803)	(1,478,527)	(282,433)

Ending units	0	3,786,922	0	1,094,412

** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A24

SUBACCOUNTS (Continued)

Janus Aspen Janus Portfolio – Service Shares		Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$977	$2,666	$(1,107)	$(1,100)	$(5,971)	$(6,808)
0	0	0	33,707	0	649,216
(7,563)	23	(11,685)	(3,161)	(255,768)	(44,316)
223,331	(370,184)	187,914	(250,616)	936,910	(2,090,821)

216,745	(367,495)	175,122	(221,170)	675,171	(1,492,729)

150,906	180,014	112,576	119,717	685,277	793,789
(26,491)	(21,186)	(17,707)	(9,777)	(55,962)	(71,980)
5,467	3,087	1,220	1,273	11,339	12,273
(67,585)	(26,514)	(24,093)	(5,798)	(221,913)	(100,460)
(21,992)	29,608	1,732	53,673	(70,916)	121,388
(43,925)	(56,195)	(47,520)	(49,517)	(242,331)	(307,248)

(3,620)	108,814	26,208	109,571	105,494	447,762

213,125	(258,681)	201,330	(111,599)	780,665	(1,044,967)

580,368	839,049	380,152	491,751	2,153,363	3,198,330

$793,493	$580,368	$581,482	$380,152	$2,934,028	$2,153,363

829,310	719,164	483,210	385,210	3,666,281	3,134,806

205,790	232,429	132,621	160,516	1,073,249	1,107,383
(199,387)	(122,283)	(103,947)	(62,516)	(901,775)	(575,908)

835,713	829,310	511,884	483,210	3,837,755	3,666,281

The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Conservative Asset Allocation Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/20/2009**	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$16,054	$1,671	$74,996	$60,085
Capital gains distributions received	0	629,133	0	111,225
Realized gain (loss) on shares redeemed	(305,920)	(32,349)	(112,218)	(12,982)
Net change in unrealized gain (loss) on investments	1,469,653	(2,211,136)	454,526	(669,912)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,179,787	(1,612,681)	417,304	(511,584)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	776,491	842,909	506,013	576,827
Policy loans	(71,475)	(65,517)	(33,953)	(56,947)
Policy loan repayments and interest	10,848	8,862	3,388	5,294
Surrenders, withdrawals and death benefits	(307,558)	(86,334)	(105,594)	(121,708)
Net transfers between other subaccounts or fixed rate option	(164,396)	143,955	(2,660,952)	125,039
Withdrawal and other charges	(306,246)	(366,508)	(201,116)	(255,181)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(62,336)	477,367	(2,492,214)	273,324

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,117,451	(1,135,314)	(2,074,910)	(238,260)

NET ASSETS
Beginning of period	2,933,699	4,069,013	2,074,910	2,313,170

End of period	$4,051,150	$2,933,699	$0	$2,074,910

Beginning units	2,876,067	2,541,305	1,777,908	1,575,776

Units issued	815,413	816,761	463,275	564,431
Units redeemed	(882,021)	(481,999)	(2,241,183)	(362,299)

Ending units	2,809,459	2,876,067	0	1,777,908

** Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.
A26

SUBACCOUNTS (Continued)

Prudential SP Balanced Asset Allocation Portfolio		Prudential SP Growth Asset Allocation Portfolio		Prudential SP Aggressive Growth Asset Allocation Portfolio

01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 11/13/2009**	01/01/2008 to 12/31/2008

$214,543	$170,852	$305,038	$244,161	$56,778	$44,274
61,271	578,032	220,115	1,630,974	0	555,090
(978,897)	(61,527)	(781,356)	(227,598)	(1,418,625)	(90,227)
2,306,629	(3,297,836)	4,103,790	(8,893,828)	2,519,932	(3,311,909)

1,603,546	(2,610,479)	3,847,587	(7,246,291)	1,158,085	(2,802,772)

2,176,059	2,727,849	5,845,577	6,207,776	1,622,688	2,087,471
(255,133)	(202,954)	(402,245)	(324,697)	(67,467)	(78,396)
22,695	21,942	26,426	19,213	13,171	14,342
(245,035)	(370,417)	(1,209,869)	(692,065)	(338,805)	(135,138)
(9,179,441)	(67,390)	(86,891)	163,527	(5,736,117)	(136,929)
(994,026)	(1,272,271)	(2,521,628)	(2,809,106)	(774,952)	(989,581)

(8,474,881)	836,759	1,651,370	2,564,648	(5,281,482)	761,769

(6,871,335)	(1,773,720)	5,498,957	(4,681,643)	(4,123,397)	(2,041,003)

6,871,335	8,645,055	13,644,703	18,326,346	4,123,397	6,164,400

$0	$6,871,335	$19,143,660	$13,644,703	$0	$4,123,397

6,406,824	5,738,149	13,955,777	11,908,002	4,613,336	3,990,729

2,138,960	2,315,002	5,764,066	5,286,700	1,776,240	1,782,817
(8,545,784)	(1,646,327)	(4,178,118)	(3,238,925)	(6,389,576)	(1,160,210)

0	6,406,824	15,541,725	13,955,777	0	4,613,336

The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$31,515	$24,960	$60,671	$63,087
Capital gains distributions received	0	373,923	0	411,672
Realized gain (loss) on shares redeemed	(185,692)	(59,546)	(287,913)	(91,271)
Net change in unrealized gain (loss) on investments	708,619	(1,569,977)	842,843	(1,827,182)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	554,442	(1,230,640)	615,601	(1,443,694)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	463,272	514,066	540,502	626,826
Policy loans	(34,369)	(41,966)	(37,071)	(48,565)
Policy loan repayments and interest	7,085	5,385	7,604	4,920
Surrenders, withdrawals and death benefits	(59,646)	(53,342)	(194,924)	(74,973)
Net transfers between other subaccounts or fixed rate option	43,867	298,795	(6,546)	168,527
Withdrawal and other charges	(174,917)	(206,491)	(200,573)	(251,380)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	245,292	516,447	108,992	425,355

TOTAL INCREASE (DECREASE) IN NET ASSETS	799,734	(714,193)	724,593	(1,018,339)

NET ASSETS
Beginning of period	1,333,870	2,048,063	1,917,154	2,935,493

End of period	$2,133,604	$1,333,870	$2,641,747	$1,917,154

Beginning units	1,420,338	1,080,379	1,896,755	1,633,430

Units issued	653,243	659,454	615,196	755,370
Units redeemed	(418,736)	(319,495)	(538,408)	(492,045)

Ending units	1,654,845	1,420,338	1,973,543	1,896,755

The accompanying notes are an integral part of these financial statements.
A28

SUBACCOUNTS (Continued)

Janus Aspen Overseas Portfolio – Service Shares		Goldman Sachs Structured Small Cap Equity Fund		AIM V.I. Technology Fund

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$295	$77	$275	$137	$(69)	$(88)
1,760	1,226	0	47	0	0
7,495	(995)	(541)	(326)	(799)	(306)
32,235	(10,389)	7,416	(10,038)	16,669	(24,237)

41,785	(10,081)	7,150	(10,180)	15,801	(24,631)

36,065	11,590	4,459	4,324	1	0
0	0	0	0	0	0
3	0	0	0	0	0
(5,000)	0	0	0	(1)	(1)
111,553	19,952	0	0	0	0
(19,284)	(2,824)	(699)	(680)	(3,255)	(3,004)

123,337	28,718	3,760	3,644	(3,255)	(3,005)

165,122	18,637	10,910	(6,536)	12,546	(27,636)

18,637	0	20,654	27,190	29,381	57,017

$183,759	$18,637	$31,564	$20,654	$41,927	$29,381

3,962	0	21,664	18,777	158,954	170,843

27,126	4,508	5,043	3,433	0	0
(9,251)	(546)	(723)	(546)	(14,577)	(11,889)

21,837	3,962	25,984	21,664	144,377	158,954

The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	M Large Cap Growth Fund		M Financial Brandes International Equity Fund

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$659	$20	$445	$3,009
Capital gains distributions received	0	2,667	0	6,908
Realized gain (loss) on shares redeemed	(26,081)	(1,996)	(24,047)	(2,344)
Net change in unrealized gain (loss) on investments	52,059	(64,082)	43,326	(43,763)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,637	(63,391)	19,724	(36,190)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,650	46,138	19,466	38,862
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(91,393)	3,884	(70,114)	1,554
Withdrawal and other charges	(14,233)	(15,865)	(13,503)	(14,027)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(86,976)	34,157	(64,151)	26,389

TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,339)	(29,234)	(44,427)	(9,801)

NET ASSETS
Beginning of period	76,335	105,569	63,810	73,611

End of period	$15,996	$76,335	$19,383	$63,810

Beginning units	8,590	6,062	5,387	3,738

Units issued	2,219	3,738	1,807	2,534
Units redeemed	(9,499)	(1,210)	(5,888)	(885)

Ending units	1,310	8,590	1,306	5,387

The accompanying notes are an integral part of these financial statements.
A30

SUBACCOUNTS (Continued)

M Financial Business Opportunity Value Fund		AST Cohen & Steers Realty Portfolio		AST UBS Dynamic Alpha Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$192	$5	$2,304	$2,432	$320	$22
0	365	0	28,473	3,051	553
(2,839)	(1,748)	(36,648)	(31,694)	(668)	(553)
6,700	(5,728)	60,660	(29,858)	6,201	(4,424)

4,053	(7,106)	26,316	(30,647)	8,904	(4,402)

12,548	12,059	66,639	55,540	29,614	16,259
0	0	(343)	(7,152)	0	0
0	0	266	215	0	0
0	0	(258)	(5,515)	(14)	0
1,738	3,884	10,771	21,168	628	22,476
(10,402)	(9,717)	(34,822)	(28,173)	(18,606)	(11,531)

3,884	6,226	42,253	36,083	11,622	27,204

7,937	(880)	68,569	5,436	20,526	22,802

13,498	14,378	58,358	52,922	31,962	9,160

$21,435	$13,498	$126,927	$58,358	$52,488	$31,962

1,245	869	7,562	4,450	3,277	773

1,251	1,060	16,628	9,358	2,963	3,709
(908)	(684)	(11,711)	(6,246)	(1,826)	(1,205)

1,588	1,245	12,479	7,562	4,414	3,277

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST DeAm Large-Cap Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$889	$1,776	$(22)	$(27)
Capital gains distributions received	0	11,733	0	0
Realized gain (loss) on shares redeemed	(10,397)	(8,166)	(1,027)	(2,606)
Net change in unrealized gain (loss) on investments	34,478	(42,641)	6,991	(5,057)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,970	(37,298)	5,942	(7,690)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	93,605	95,308	19,711	17,291
Policy loans	(342)	(11)	0	0
Policy loan repayments and interest	0	32	0	0
Surrenders, withdrawals and death benefits	(3,088)	(4,235)	(82)	(1)
Net transfers between other subaccounts or fixed rate option	3,724	9,348	4,273	11,595
Withdrawal and other charges	(46,557)	(49,817)	(9,986)	(11,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	47,342	50,625	13,916	17,496

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,312	13,327	19,858	9,806

NET ASSETS
Beginning of period	85,232	71,905	13,204	3,398

End of period	$157,544	$85,232	$33,062	$13,204

Beginning units	10,329	5,458	1,677	248

Units issued	12,014	10,209	3,050	7,432
Units redeemed	(6,183)	(5,338)	(1,297)	(6,003)

Ending units	16,160	10,329	3,430	1,677

The accompanying notes are an integral part of these financial statements.
A32

SUBACCOUNTS (Continued)

AST Federated Aggressive Growth Portfolio		AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$29	$(20)	$2,363	$1,151	$(122)	$(70)
0	3,927	0	12,168	0	12,852
(3,437)	(3,251)	(9,460)	(13,624)	(2,406)	(25,107)
12,526	(12,644)	49,877	(34,548)	61,522	(40,045)

9,118	(11,988)	42,780	(34,853)	58,994	(52,370)

27,744	31,225	105,816	109,361	50,626	44,828
(34)	(1,717)	(1,216)	(8,262)	0	0
0	10	202	173	0	0
(1,549)	(1,371)	(3,448)	(5,553)	(4,377)	(293)
(785)	3,136	6,359	17,457	23,127	84,534
(14,866)	(13,197)	(59,863)	(61,011)	(34,450)	(29,430)

10,510	18,086	47,850	52,165	34,926	99,639

19,628	6,098	90,630	17,312	93,920	47,269

23,065	16,967	108,281	90,969	73,745	26,476

$42,693	$23,065	$198,911	$108,281	$167,665	$73,745

2,981	1,225	12,842	7,575	9,297	1,974

3,361	3,304	13,474	18,198	8,152	14,690
(2,179)	(1,548)	(7,723)	(12,931)	(3,980)	(7,367)

4,163	2,981	18,593	12,842	13,469	9,297

The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$3,545	$1,434	$19	$34
Capital gains distributions received	0	24,508	0	0
Realized gain (loss) on shares redeemed	(32,610)	(10,423)	(1,840)	(734)
Net change in unrealized gain (loss) on investments	183,371	(286,870)	9,178	(8,863)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154,306	(271,351)	7,357	(9,563)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	219,492	169,537	30,917	22,706
Policy loans	(11,610)	(15,308)	(59)	(13)
Policy loan repayments and interest	1,720	723	0	34
Surrenders, withdrawals and death benefits	(31,878)	(14,040)	(332)	(2,779)
Net transfers between other subaccounts or fixed rate option	2,579	592,314	3,611	8,387
Withdrawal and other charges	(92,277)	(77,260)	(18,178)	(14,287)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	88,026	655,966	15,959	14,048

TOTAL INCREASE (DECREASE) IN NET ASSETS	242,332	384,615	23,316	4,485

NET ASSETS
Beginning of period	444,320	59,705	21,401	16,916

End of period	$686,652	$444,320	$44,717	$21,401

Beginning units	68,796	4,518	2,521	1,268

Units issued	32,586	76,583	3,853	2,966
Units redeemed	(20,320)	(12,305)	(2,132)	(1,713)

Ending units	81,062	68,796	4,242	2,521

The accompanying notes are an integral part of these financial statements.
A34

SUBACCOUNTS (Continued)

AST Neuberger Berman Mid-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

$(22)	$(39)	$2,575	$1,988	$4,781	$1,330
0	0	3,614	0	110,649	24,802
(2,485)	(500)	(1,268)	(52)	(37,470)	(11,874)
8,164	(19,775)	415	(1,633)	72,626	(200,562)

5,657	(20,314)	5,336	303	150,586	(186,304)

2,389	0	61,175	15,992	289,348	261,349
(2)	(6)	(159)	0	(652)	(7,000)
0	0	0	0	621	311
(61)	(2,077)	(243)	(3,680)	(13,078)	(14,016)
(2,613)	(4,766)	(35,300)	9,605	(3,382)	74,012
(4,666)	(11,821)	(15,807)	(9,628)	(151,969)	(143,937)

(4,953)	(18,670)	9,666	12,289	120,888	170,719

704	(38,984)	15,002	12,592	271,474	(15,585)

22,375	61,359	44,562	31,970	227,318	242,903

$23,079	$22,375	$59,564	$44,562	$498,792	$227,318

2,590	4,032	3,959	2,869	25,334	13,526

237	0	10,618	2,316	29,205	24,507
(766)	(1,442)	(9,772)	(1,226)	(17,282)	(12,699)

2,061	2,590	4,805	3,959	37,257	25,334

The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST MFS Global Equity Portfolio		AST JPMorgan International Equity Portfolio

	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008

OPERATIONS
Net investment income (loss)	$659	$327	$6,405	$2,473
Capital gains distributions received	0	6,923	0	0
Realized gain (loss) on shares redeemed	(4,989)	(3,533)	(9,271)	(5,015)
Net change in unrealized gain (loss) on investments	14,847	(16,003)	55,490	(57,524)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,517	(12,286)	52,624	(60,066)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	23,945	26,746	120,647	129,651
Policy loans	(2)	(386)	(1,403)	(907)
Policy loan repayments and interest	2	30	4	65
Surrenders, withdrawals and death benefits	(1,165)	(2,182)	(2,935)	(8,548)
Net transfers between other subaccounts or fixed rate option	2,112	2,622	1,131	17,275
Withdrawal and other charges	(15,695)	(14,923)	(66,546)	(69,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	9,197	11,907	50,898	68,008

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,714	(379)	103,522	7,942

NET ASSETS
Beginning of period	28,925	29,304	112,209	104,267

End of period	$48,639	$28,925	$215,731	$112,209

Beginning units	3,076	2,055	13,472	7,331

Units issued	3,140	2,495	13,713	13,367
Units redeemed	(2,279)	(1,474)	(8,105)	(7,226)

Ending units	3,937	3,076	19,080	13,472

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A36

SUBACCOUNTS (Continued)

AST T. Rowe Price Global Bond Portfolio		M Financial Frontier Capital Appreciation Fund		American Century VP Mid Cap Value Fund – Class 1 Shares

01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	01/01/2008 to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$5,457	$2,464	$5	$0	$643	$(1)
3,766	1,554	0	185	0	0
(5,012)	(265)	(1,381)	(1,120)	4,545	(53)
1,605	(5,626)	5,367	(3,215)	4,565	(377)

5,816	(1,873)	3,991	(4,150)	9,753	(431)

113,411	45,610	8,962	8,614	4,932	761
(106)	(1,816)	0	0	0	0
0	0	0	0	0	0
(2,858)	(4,471)	0	0	0	0
(63,551)	3,617	994	0	16,910	2,430
(30,947)	(36,143)	(5,489)	(4,994)	(3,113)	(478)

15,949	6,797	4,467	3,620	18,729	2,713

21,765	4,924	8,458	(530)	28,482	2,282

56,977	52,053	5,579	6,109	2,282	0

$78,742	$56,977	$14,037	$5,579	$30,764	$2,282

5,055	4,501	568	361	297	0

19,460	4,569	940	558	7,346	358
(18,278)	(4,015)	(546)	(351)	(4,561)	(61)

6,237	5,055	962	568	3,082	297

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	AST Large-Cap Value Portfolio		AST Small-Cap Growth Portfolio

	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$43,963	$26,904	$(1,801)	$(1,598)
Capital gains distributions received	0	110,134	0	0
Realized gain (loss) on shares redeemed	(165,206)	(53,522)	(23,908)	(9,903)
Net change in unrealized gain (loss) on investments	451,773	(1,017,593)	330,861	(356,455)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	330,530	(934,077)	305,152	(367,956)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	510,233	399,428	244,244	186,194
Policy loans	(33,299)	(35,536)	(17,939)	(13,823)
Policy loan repayments and interest	5,962	3,233	2,785	4,156
Surrenders, withdrawals and death benefits	(108,822)	(49,123)	(38,103)	(15,899)
Net transfers between other subaccounts or fixed rate option	(27,275)	2,282,872	24,292	1,083,300
Withdrawal and other charges	(200,764)	(154,724)	(93,880)	(66,174)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	146,035	2,446,150	121,399	1,177,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,565	1,512,073	426,551	809,798

NET ASSETS
Beginning of period	1,512,073	0	809,798	0

End of period	$1,988,638	$1,512,073	$1,236,349	$809,798

Beginning units	245,292	0	118,843	0

Units issued	102,309	286,296	39,036	131,933
Units redeemed	(76,910)	(41,004)	(22,061)	(13,090)

Ending units	270,691	245,292	135,818	118,843

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A38

SUBACCOUNTS (Continued)

The Dreyfus Socially Responsible Growth Fund – Service Shares		Prudential Jennison 20/20 Focus Portfolio		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

$2	$0	$509	$(10)	$13	$0
0	0	0	0	0	0
19	(206)	4,008	(1,195)	74	(6)
131	0	59,968	(6,737)	450	15

152	(206)	64,485	(7,942)	537	9

485	17	85,560	32,115	2,468	432
0	0	0	0	0	0
0	0	0	0	0	0
0	0	(3,078)	0	0	0
258	231	75,815	23,867	1,720	34
(174)	(34)	(47,216)	(8,091)	(1,164)	(140)

569	214	111,081	47,891	3,024	326

721	8	175,566	39,949	3,561	335

8	0	39,949	0	335	0

$729	$8	$215,515	$39,949	$3,896	$335

1	0	6,512	0	52	0

100	416	22,898	7,783	546	73
(22)	(415)	(7,129)	(1,271)	(156)	(21)

79	1	22,281	6,512	442	52

The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

	SUBACCOUNTS

	MFS VIT Utilities Series – Initial Class		Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – Service Shares

	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008

OPERATIONS
Net investment income (loss)	$1,459	$(4)	$24	$0
Capital gains distributions received	0	0	0	0
Realized gain (loss) on shares redeemed	(82)	(402)	17	(147)
Net change in unrealized gain (loss) on investments	11,187	(3,476)	198	(4)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,564	(3,882)	239	(151)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	20,406	8,977	788	1,020
Policy loans	0	0	0	0
Policy loan repayments and interest	0	0	0	0
Surrenders, withdrawals and death benefits	(1,097)	0	0	0
Net transfers between other subaccounts or fixed rate option	19,713	9,251	1,158	(643)
Withdrawal and other charges	(8,490)	(1,839)	(517)	(60)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	30,532	16,389	1,429	317

TOTAL INCREASE (DECREASE) IN NET ASSETS	43,096	12,507	1,668	166

NET ASSETS
Beginning of period	12,507	0	166	0

End of period	$55,603	$12,507	$1,834	$166

Beginning units	1,956	0	26	0

Units issued	5,933	2,227	268	274
Units redeemed	(1,356)	(271)	(72)	(248)

Ending units	6,533	1,956	222	26

* Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.
A40

SUBACCOUNTS (Continued)

AST T. Rowe Price Large-Cap Growth Portfolio		AST PIMCO Total Return Bond Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

01/01/2009 to 12/31/2009	05/01/2008* to 12/31/2008	12/4/2009* to 12/31/2009	11/13/2009* to 12/31/2009	11/13/2009* to 12/31/2009	11/20/2009* to 12/31/2009

$(2,482)	$(423)	$(1,303)	$(1,488)	$(2,910)	$(910)
0	0	0	0	0	0
(54,352)	(13,154)	(68)	299	534	119
460,572	(439,569)	(17,478)	78,631	73,701	9,751

403,738	(453,146)	(18,849)	77,442	71,325	8,960

229,675	151,465	68,785	217,853	330,616	50,081
(38,167)	(30,839)	(8,955)	(6,559)	(40,662)	(5,393)
5,280	1,728	810	1,313	5,084	479
(98,096)	(8,574)	(22,205)	(15,088)	(64,378)	(5,086)

41,649	1,169,574	7,266,204	5,312,263	9,206,880	2,678,822
(96,827)	(65,813)	(32,627)	(100,210)	(136,966)	(24,269)

43,514	1,217,541	7,272,012	5,409,572	9,300,574	2,694,634

447,252	764,395	7,253,163	5,487,014	9,371,899	2,703,594

764,395	0	0	0	0	0

$1,211,647	$764,395	$7,253,163	$5,487,014	$9,371,899	$2,703,594

121,701	0	0	0	0	0

38,104	135,070	738,083	548,748	954,235	273,987
(33,692)	(13,369)	(8,287)	(11,954)	(28,957)	(4,286)

126,113	121,701	729,796	536,794	925,278	269,701

The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS

For the periods ended December 31, 2009 and 2008

SUBACCOUNTS

Dreyfus MidCap Stock Portfolio – Service Shares

01/01/2009 to 12/31/2009

OPERATIONS
Net investment income (loss)	$86
Capital gains distributions received	0
Realized gain (loss) on shares redeemed	113
Net change in unrealized gain (loss) on investments	3,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,037

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,302
Policy loans	0
Policy loan repayments and interest	0
Surrenders, withdrawals and death benefits	0
Net transfers between other subaccounts or fixed rate option	7,689
Withdrawal and other charges	(425)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	8,566

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,603

NET ASSETS
Beginning of period	0

End of period	$12,603

Beginning units	0

Units issued	1,621
Units redeemed	(89)

Ending units	1,532

The accompanying notes are an integral part of these financial statements.
A42

NOTES TO FINANCIAL STATEMENTS OF

PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

December 31, 2009

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life (“VAL”), Pruco Life of New Jersey PRUvider Variable Appreciable Life (“PRUvider”), effective November 10, 1999 Pruco Life of New Jersey PruSelect III (“PSEL III”), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life (“SVUL”), effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier (“VUL”), effective December 15, 2003 Pruco Life of New Jersey MPremier VUL (“MPVUL”), effective May 17, 2004 Pruco Life of New Jersey PruLife Custom Premier II (“ENVUL”) and effective July 20, 2009 Pruco Life of New Jersey Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. There are eighty-two subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund	Advanced Series Trust	AST Balanced Asset Allocation

Money Market Portfolio	AST Cohen & Steers Realty	Portfolio
Diversified Bond Portfolio	Portfolio	AST Preservation Asset
Equity Portfolio	AST UBS Dynamic Alpha Portfolio	Allocation Portfolio
Flexible Managed Portfolio	AST DeAm Large-Cap Value	AST First Trust Balanced Target
Conservative Balanced Portfolio	Portfolio	Portfolio
High Yield Bond Portfolio	AST Neuberger Berman Small-Cap	AST First Trust Capital
Stock Index Portfolio	Growth Portfolio	Appreciation Target Portfolio
Value Portfolio	AST Federated Aggressive Growth	AST Advanced Strategies
Natural Resources Portfolio	Portfolio	Portfolio
Global Portfolio	AST Small-Cap Value Portfolio	AST CLS Growth Asset
Government Income Portfolio	AST Goldman Sachs Mid-Cap	Allocation Portfolio
Jennison Portfolio	Growth Portfolio	AST CLS Moderate Asset
Small Capitalization Stock Portfolio	AST Marsico Capital Growth	Allocation Portfolio
SP Davis Value Portfolio	Portfolio	AST Schroders Multi Asset
SP Small Cap Value Portfolio	AST MFS Growth Portfolio	World Strategies Portfolio
SP PIMCO Total Return Portfolio	AST Neuberger Berman Mid-Cap	AST PIMCO Total Return Bond
SP PIMCO High Yield Portfolio	Growth Portfolio	Portfolio
SP Strategic Partners Focused Growth	AST PIMCO Limited Maturity Bond	AST T. Rowe Price Asset
Portfolio	Portfolio	Allocation Portfolio
SP Mid Cap Growth Portfolio	AST T.Rowe Price Natural
SP Prudential U.S. Emerging Growth	Resources Portfolio	AIM Variable Insurance

Portfolio	AST MFS Global Equity Portfolio	Technology Fund
SP Conservative Asset Allocation Portfolio	AST JPMorgan International Equity	Utilities Fund
SP Balanced Asset Allocation Portfolio	Portfolio
SP Growth Asset Allocation Portfolio	AST T.Rowe Price Global Bond	American Century Variable

SP Aggressive Growth Asset Allocation	Portfolio	Portfolios

Portfolio	AST Large-Cap Value Portfolio	VP Value Fund
SP International Growth Portfolio	AST Small-Cap Growth Portfolio	VP Mid Cap Value Fund
SP International Value Portfolio	AST T. Rowe Price Large-Cap	VP Income & Growth Fund
Jennison 20/20 Focus Portfolio	Growth Portfolio
AST Aggressive Asset Allocation
Portfolio

A43

Note 1:	General (Continued)

Dreyfus Funds	Overseas Portfolio - Service Shares	Oppenheimer Funds

Socially Responsible Growth	Janus Portfolio - Institutional	Midcap Fund/VA
Fund - Service Shares	Shares
MidCap Stock Portfolio - Initial Shares	Balanced Portfolio - Service Shares	T. Rowe Price

Developing Leaders Portfolio	Enterprise Portfolio - Service	International Stock Portfolio
MidCap Stock Portfolio - Service Shares	Shares
JP Morgan

Franklin Templeton Funds	M Financial Funds	Insurance Trust Intrepid

Small-Mid Cap Growth Securities Fund	Brandes International Equity Fund	Mid Cap Portfolio - Class 1
	Business Opportunity Value Fund	Shares
Goldman Sachs Funds	Frontier Capital Appreciation Fund

Structured Small Cap Equity Fund	M Large Cap Growth Fund	Neuberger Berman

AMT Socially Responsive
Janus Aspen Series	MFS Variable Insurance Trust	Portfolio - Service Shares

Janus Portfolio - Service Shares	Utilities Series - Initial Class
Growth Series - Initial Class

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential.

At December 31, 2009 and 2008 there were no balances or transactions for the periods then ended pertaining to the Janus Aspen Enterprise Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Dreyfus MidCap Stock Portfolio - Initial Shares, Dreyfus Developing Leaders Portfolio - Initial Shares, AIM V.I. Utilities Fund, Oppenheimer MidCap Fund/VA, American Century VP Income & Growth Fund, AST Advanced Strategies Portfolio, AST First Trust Balanced Target Portfolio, AST First Trust Capital Appreciation Target Portfolio, AST CLS Growth Asset Allocation Portfolio, AST CLS Moderate Asset Allocation Portfolio, AST Schroders Multi-Asset World Strategies Portfolio, and AST T. Rowe Price Asset Allocation Portfolio.

At December 31, 2008 there were no balances or transactions for the period then ended to the Dreyfus MidCap Stock Portfolio - Service Shares.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2009 as net transfers between subaccounts. The transfers occurred as follows:

November 13, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Aggressive Growth Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio

Shares	760,731	657,981
Value	$6.98	$8.07
Net assets before merger	$5,309,905	$0
Net assets after merger	$0	$5,309,905

November 13, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Balanced Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio

Shares	1,009,849	934,365
Value	$9.16	$9.90
Net assets before merger	$9,250,217	$0
Net assets after merger	$0	$9,250,217

	Prudential SP PIMCO High Yield Portfolio	Prudential High Yield Bond Portfolio

Shares	223,436	119,181,401
Value	$8.73	$4.76
Net assets before merger	$1,950,597	$565,352,870
Net assets after merger	$0	$567,303,467

A44

Note 1:	General (Continued)

November 20, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP Conservative Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio

Shares	260,483	248,356
Value	$10.24	$10.74
Net assets before merger	$2,667,346	$0
Net assets after merger	$0	$2,667,346

December 4, 2009	Removed Portfolio	Surviving Portfolio

	Prudential SP PIMCO Total Return Portfolio	AST PIMCO Total Return Bond Portfolio

Shares	574,661	577,111
Value	$11.78	$11.73
Net assets before merger	$6,769,506	$0
Net assets after merger	$0	$6,769,506

Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification™ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Account’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacts the way the Company references U.S. GAAP standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Account’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Account’s financial statements.

Investments — The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, whose investment securities are stated at fair value.

Security Transactions — Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received — Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

A45

Note 3:                      Fair Value

The guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an ordinary transaction between market participants on the measurement date. The new guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 — Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 — Observable inputs other than Level 1 prices, such as quotes prices for similar instruments, quotes prices in market that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

Level 3 — Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

All investment assets of each subaccount are classified as Level 1. The Account invests in open-ended mutual funds, available to contract holders of variable life insurance policies. Contract holders may, without restriction, transact at the daily Net Asset Value (s) (“NAV”) of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

All assets of the account are classified as Level 1. No reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2009 are presented.

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

A46

Note 5:                      Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2009 were as follows:

	Purchases	Sales

Prudential Money Market Portfolio	$124,115,606	$(149,960,935)
Prudential Diversified Bond Portfolio	$85,707,142	$(8,216,260)
Prudential Equity Portfolio	$1,397,983	$(8,426,891)
Prudential Flexible Managed Portfolio	$1,046,477	$(10,793,794)
Prudential Conservative Balanced Portfolio	$875,809	$(5,165,455)
Prudential High Yield Bond Portfolio	$2,624,323	$(7,932,975)
Prudential Stock Index Portfolio	$2,282,597	$(13,007,827)
Prudential Value Portfolio	$248,553	$(785,219)
Prudential Natural Resources Portfolio	$16,800,068	$(15,563,018)
Prudential Global Portfolio	$794,886	$(903,653)
Prudential Government Income Portfolio	$472,822	$(648,158)
Prudential Jennison Portfolio	$1,200,816	$(1,457,814)
Prudential Small Capitalization Stock Portfolio	$227,080	$(687,914)
T. Rowe Price International Stock Portfolio	$29,708	$(10,186)
Janus Aspen Janus Portfolio - Institutional Shares	$23,894	$(7,847)
MFS VIT Growth Series - Initial Class	$5,060	$(823)
American Century VP Value Fund	$22,814	$(5,524)
Franklin Small-Mid Cap Growth Securities Fund	$23,836	$(17,528)
Prudential SP Davis Value Portfolio	$715,864	$(543,473)
Prudential SP Small Cap Value Portfolio	$872,553	$(661,953)
Prudential SP PIMCO Total Return Portfolio	$1,223,043	$(7,296,850)
Prudential SP PIMCO High Yield Portfolio	$392,612	$(2,143,929)
Janus Aspen Janus Portfolio - Service Shares	$116,940	$(122,243)
Prudential SP Strategic Partners Focused Growth Portfolio	$95,384	$(70,283)
Prudential SP Mid Cap Growth Portfolio	$485,953	$(386,430)
SP Prudential U.S. Emerging Growth Portfolio	$729,927	$(800,867)
Prudential SP Conservative Asset Allocation Portfolio	$399,454	$(2,897,809)
Prudential SP Balanced Asset Allocation Portfolio	$1,542,115	$(10,033,144)
Prudential SP Growth Asset Allocation Portfolio	$3,781,510	$(2,161,673)
Prudential SP Aggressive Growth Asset Allocation Portfolio	$1,142,557	$(6,432,207)
Prudential SP International Growth Portfolio	$511,148	$(271,105)
Prudential SP International Value Portfolio	$511,592	$(409,795)
Janus Aspen Overseas Portfolio - Service Shares	$184,409	$(61,145)
Goldman Sachs Structured Small Cap Equity Fund	$4,457	$(747)
AIM V.I. Technology Fund	$0	$(3,324)
M Large Cap Growth Fund	$19,182	$(106,159)
M Financial Brandes International Equity Fund	$20,140	$(84,290)
M Financial Business Opportunity Value Fund	$14,286	$(10,402)
AST Cohen & Steers Realty Portfolio	$100,174	$(58,012)
AST UBS Dynamic Alpha Portfolio	$21,361	$(9,781)
AST DeAm Large-Cap Value Portfolio	$73,183	$(25,954)
AST Neuberger Berman Small-Cap Growth Portfolio	$20,214	$(6,320)
AST Federated Aggressive Growth Portfolio	$20,918	$(10,439)
AST Small-Cap Value Portfolio	$79,074	$(31,371)

A47

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales

AST Goldman Sachs Mid-Cap Growth Portfolio	$60,689	$(25,885)
AST Marsico Capital Growth Portfolio	$169,488	$(82,692)
AST MFS Growth Portfolio	$27,971	$(12,042)
AST Neuberger Berman Mid-Cap Growth Portfolio	$2,213	$(7,189)
AST PIMCO Limited Maturity Bond Portfolio	$122,412	$(112,819)
AST T. Rowe Price Natural Resources Portfolio	$212,027	$(91,503)
AST MFS Global Equity Portfolio	$26,759	$(17,597)
AST JPMorgan International Equity Portfolio	$87,512	$(36,770)
AST T. Rowe Price Global Bond Portfolio	$232,240	$(216,401)
M Financial Frontier Capital Appreciation Fund	$10,704	$(6,236)
American Century VP Mid Cap Value Fund - Class 1 Shares	$60,371	$(41,664)
AST Large-Cap Value Portfolio	$435,291	$(292,971)
AST Small-Cap Growth Portfolio	$211,280	$(92,161)
The Dreyfus Socially Responsible Growth Fund - Service Shares	$713	$(144)
Prudential Jennison 20/20 Focus Portfolio	$146,250	$(35,299)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares	$3,912	$(889)
MFS VIT Utilities Series - Initial Class	$36,780	$(6,284)
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares	$1,796	$(368)
AST T. Rowe Price Large-Cap Growth Portfolio	$210,608	$(169,577)
AST PIMCO Total Return Bond Portfolio	$7,346,905	$(76,195)
AST Aggressive Asset Allocation Portfolio	$5,464,365	$(56,282)
AST Balanced Asset Allocation Portfolio	$9,455,404	$(157,740)
AST Preservation Asset Allocation Portfolio	$2,721,610	$(27,886)
Dreyfus MidCap Stock Portfolio - Service Shares	$9,119	$(562)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative, and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund.

A48

Note 6:                      Related Party Transactions (Continued)

The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey have the lowest and highest expense ratio. Only product designs within the Account that had units outstanding during the respective periods, were considered when determining the lowest and highest total expense ratio. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential Money Market Portfolio

December 31, 2009	153,277	$1.16919	to	$11.79333	$212,493	0.41%	0.00% to 0.90%	–0.50%	to	0.40%
December 31, 2008	171,823	$1.16584	to	$11.74670	$237,470	2.57%	0.00% to 0.90%	1.71%	to	2.65%
December 31, 2007	149,741	$1.13677	to	$11.44374	$202,726	4.93%	0.00% to 0.90%	4.14%	to	5.06%
December 31, 2006	111,117	$1.08287	to	$10.89271	$139,285	4.68%	0.00% to 0.90%	3.83%	to	4.75%
December 31, 2005	83,328	$1.03506	to	$10.39889	$100,667	2.89%	0.00% to 0.90%	1.99%	to	2.90%

	Prudential Diversified Bond Portfolio

December 31, 2009	156,799	$1.42063	to	$14.13312	$304,750	4.81%	0.00% to 0.90%	19.43%	to	20.51%
December 31, 2008	113,905	$1.17995	to	$11.72770	$187,945	5.30%	0.00% to 0.90%	–4.31%	to	–3.46%
December 31, 2007	62,812	$1.22341	to	$12.14763	$113,767	5.77%	0.00% to 0.90%	4.76%	to	5.71%
December 31, 2006	8,847	$1.15836	to	$4.45385	$29,326	4.87%	0.10% to 0.90%	4.06%	to	4.90%
December 31, 2005	9,277	$1.10424	to	$4.26564	$30,892	5.11%	0.10% to 0.90%	2.37%	to	3.19%

	Prudential Equity Portfolio

December 31, 2009	20,642	$1.14646	to	$9.24053	$143,537	1.59%	0.10% to 0.90%	36.95%	to	38.04%
December 31, 2008	21,332	$0.83715	to	$6.72228	$110,438	1.44%	0.10% to 0.90%	–38.71%	to	–38.22%
December 31, 2007	21,368	$1.36594	to	$10.93551	$183,818	1.07%	0.10% to 0.90%	8.34%	to	9.21%
December 31, 2006	21,524	$1.26076	to	$10.06310	$174,312	1.11%	0.10% to 0.90%	11.57%	to	12.45%
December 31, 2005	21,752	$1.13004	to	$8.99307	$160,692	1.00%	0.10% to 0.90%	10.48%	to	11.36%

	Prudential Flexible Managed Portfolio

December 31, 2009	35,987	$1.15666	to	$6.12740	$210,128	3.48%	0.60% to 0.90%	18.88%	to	19.51%
December 31, 2008	37,733	$0.97293	to	$5.12702	$184,608	2.96%	0.41% to 0.90%	–25.49%	to	–25.09%
December 31, 2007	38,685	$1.30579	to	$6.84455	$252,941	2.38%	0.60% to 0.90%	5.41%	to	5.96%
December 31, 2006	39,879	$1.23882	to	$6.45962	$246,656	1.96%	0.60% to 0.90%	11.17%	to	11.75%
December 31, 2005	41,016	$1.11430	to	$5.78058	$227,374	1.92%	0.41% to 0.90%	3.23%	to	3.78%

	Prudential Conservative Balanced Portfolio

December 31, 2009	21,547	$1.20355	to	$5.17076	$104,992	3.76%	0.60% to 0.90%	18.94%	to	19.52%
December 31, 2008	22,423	$1.01188	to	$4.32625	$91,548	3.43%	0.46% to 0.90%	–22.11%	to	–21.72%
December 31, 2007	22,966	$1.29912	to	$5.52698	$119,720	2.97%	0.60% to 0.90%	5.17%	to	5.68%
December 31, 2006	23,625	$1.23522	to	$5.22999	$116,736	2.52%	0.60% to 0.90%	9.45%	to	9.97%
December 31, 2005	24,270	$1.12857	to	$4.75604	$109,180	2.32%	0.47% to 0.90%	2.51%	to	3.00%

A49

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential High Yield Bond Portfolio

December 31, 2009	239,747	$1.50083	to	$14.89993	$585,927	9.45%	0.00% to 0.90%	45.85%	to	47.16%
December 31, 2008	241,400	$1.02083	to	$10.12490	$402,679	8.74%	0.00% to 0.90%	–22.97%	to	–22.28%
December 31, 2007	244,578	$1.31459	to	$13.02717	$525,914	7.13%	0.00% to 0.90%	1.69%	to	2.62%
December 31, 2006	246,405	$1.28200	to	$3.48462	$518,397	7.86%	0.10% to 0.90%	9.30%	to	10.17%
December 31, 2005	249,339	$1.16361	to	$3.17938	$479,181	6.94%	0.10% to 0.90%	2.51%	to	3.34%

	Prudential Stock Index Portfolio

December 31, 2009	15,516	$0.83357	to	$11.54386	$31,878	3.24%	0.00% to 0.90%	24.94%	to	26.07%
December 31, 2008	29,168	$0.66717	to	$9.15654	$35,974	2.24%	0.00% to 0.90%	–37.51%	to	–36.94%
December 31, 2007	28,496	$1.06764	to	$14.52015	$57,412	1.32%	0.00% to 0.90%	4.16%	to	5.10%
December 31, 2006	36,649	$1.02498	to	$6.33248	$74,197	1.61%	0.10% to 0.90%	14.52%	to	15.43%
December 31, 2005	40,354	$0.89500	to	$5.51330	$74,064	1.53%	0.10% to 0.90%	3.60%	to	4.43%

	Prudential Value Portfolio

December 31, 2009	2,441	$1.47859	to	$6.90022	$15,590	2.05%	0.20% to 0.90%	40.66%	to	41.65%
December 31, 2008	2,510	$1.05115	to	$4.89092	$11,449	1.85%	0.20% to 0.90%	–42.81%	to	–42.41%
December 31, 2007	2,605	$1.83802	to	$8.52643	$20,885	1.22%	0.20% to 0.90%	2.26%	to	2.98%
December 31, 2006	3,296	$1.79732	to	$8.31279	$25,804	1.61%	0.20% to 0.90%	18.87%	to	19.70%
December 31, 2005	3,201	$1.51204	to	$6.97241	$21,725	1.70%	0.20% to 0.90%	15.62%	to	16.43%

	Prudential Natural Resources Portfolio

December 31, 2009	1,970	$7.78270	to	$17.82405	$34,968	0.77%	0.10% to 0.60%	76.05%	to	76.93%
December 31, 2008	1,229	$4.39882	to	$10.12452	$12,394	0.78%	0.10% to 0.60%	–55.21%	to	–53.28%
December 31, 2007	1,347	$21.67220	to	$21.67220	$29,199	0.64%	0.60% to 0.60%	47.41%	to	47.41%
December 31, 2006	1,348	$14.70238	to	$14.70238	$19,820	1.85%	0.60% to 0.60%	21.47%	to	21.47%
December 31, 2005	1,306	$12.10382	to	$12.10382	$15,813	0.00%	0.60% to 0.60%	54.98%	to	54.98%

	Prudential Global Portfolio

December 31, 2009	6,043	$0.80076	to	$2.09283	$10,547	2.91%	0.10% to 0.90%	30.22%	to	31.28%
December 31, 2008	5,944	$0.61494	to	$1.60237	$8,090	1.80%	0.10% to 0.90%	–43.43%	to	–42.98%
December 31, 2007	5,755	$1.08699	to	$2.82411	$14,080	0.92%	0.10% to 0.90%	9.48%	to	10.36%
December 31, 2006	7,308	$0.99282	to	$2.57168	$17,006	0.70%	0.10% to 0.90%	18.59%	to	19.56%
December 31, 2005	7,154	$0.83720	to	$2.16226	$14,049	0.55%	0.10% to 0.90%	15.03%	to	15.94%

	Prudential Government Income Portfolio

December 31, 2009	971	$3.56518	to	$3.56518	$3,461	3.09%	0.60% to 0.60%	7.07%	to	7.07%
December 31, 2008	1,017	$3.32980	to	$3.32980	$3,385	4.01%	0.60% to 0.60%	3.68%	to	3.68%
December 31, 2007	890	$3.21159	to	$3.21159	$2,859	4.43%	0.60% to 0.60%	5.06%	to	5.06%
December 31, 2006	964	$3.05682	to	$3.05682	$2,946	4.86%	0.60% to 0.60%	3.12%	to	3.12%
December 31, 2005	1,073	$2.96433	to	$2.96433	$3,180	4.59%	0.60% to 0.60%	1.90%	to	1.90%

	Prudential Jennison Portfolio

December 31, 2009	11,373	$0.69663	to	$2.64776	$20,819	0.67%	0.10% to 0.90%	41.76%	to	42.89%
December 31, 2008	11,181	$0.49141	to	$1.86228	$14,763	0.52%	0.10% to 0.90%	–37.84%	to	–37.34%
December 31, 2007	10,785	$0.79060	to	$14.79607	$23,354	0.30%	0.00% to 0.90%	11.00%	to	12.00%
December 31, 2006	10,698	$0.71228	to	$13.21079	$21,399	0.27%	0.00% to 0.90%	0.89%	to	1.79%
December 31, 2005	12,283	$0.70598	to	$2.65172	$26,043	0.12%	0.10% to 0.90%	13.53%	to	14.44%

	Prudential Small Capitalization Stock Portfolio

December 31, 2009	2,478	$3.32627	to	$8.95041	$8,258	1.85%	0.10% to 0.60%	24.44%	to	25.06%
December 31, 2008	2,630	$2.67299	to	$7.15698	$7,033	1.15%	0.10% to 0.60%	–31.45%	to	–29.63%
December 31, 2007	2,777	$3.89928	to	$3.89928	$10,830	0.47%	0.60% to 0.60%	–1.13%	to	–1.13%
December 31, 2006	4,045	$3.94365	to	$3.94365	$15,952	0.78%	0.60% to 0.60%	13.99%	to	13.99%
December 31, 2005	2,931	$3.45969	to	$3.45969	$10,141	0.59%	0.60% to 0.60%	6.62%	to	6.62%

A50

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	T. Rowe Price International Stock Portfolio

December 31, 2009	409	$0.92493	to	$1.09461	$385	2.96%	0.20% to 0.90%	51.03%	to	52.08%
December 31, 2008	386	$0.61243	to	$0.71978	$241	2.30%	0.20% to 0.90%	–49.16%	to	–48.80%
December 31, 2007	343	$1.20458	to	$1.40589	$422	1.49%	0.20% to 0.90%	12.02%	to	12.81%
December 31, 2006	245	$1.07531	to	$1.24626	$272	1.16%	0.20% to 0.90%	18.01%	to	18.87%
December 31, 2005	271	$0.91120	to	$1.04845	$251	2.17%	0.20% to 0.90%	15.00%	to	15.80%

	Janus Aspen Janus Portfolio - Institutional Shares

December 31, 2009	461	$0.64654	to	$0.79610	$308	0.55%	0.20% to 0.90%	35.14%	to	36.12%
December 31, 2008	429	$0.47843	to	$0.58487	$212	0.76%	0.20% to 0.90%	–40.24%	to	–39.84%
December 31, 2007	398	$0.80064	to	$0.97223	$328	0.74%	0.20% to 0.90%	14.06%	to	14.87%
December 31, 2006	374	$0.70196	to	$0.84641	$270	0.44%	0.20% to 0.90%	10.38%	to	11.17%
December 31, 2005	637	$0.63595	to	$0.76139	$411	0.36%	0.20% to 0.90%	3.37%	to	4.08%

	MFS VIT Growth Series - Initial Class

December 31, 2009	120	$0.60874	to	$0.60874	$73	0.30%	0.90% to 0.90%	36.47%	to	36.47%
December 31, 2008	110	$0.44607	to	$0.44607	$49	0.23%	0.90% to 0.90%	–37.97%	to	–37.97%
December 31, 2007	90	$0.71912	to	$0.71912	$65	0.00%	0.90% to 0.90%	20.08%	to	20.08%
December 31, 2006	80	$0.59884	to	$0.59884	$48	0.00%	0.90% to 0.90%	6.94%	to	6.94%
December 31, 2005	97	$0.55996	to	$0.78428	$54	0.00%	0.20% to 0.90%	8.21%	to	9.02%

	American Century VP Value Fund

December 31, 2009	141	$1.67168	to	$1.67168	$236	5.48%	0.90% to 0.90%	18.79%	to	18.79%
December 31, 2008	128	$1.40721	to	$1.40721	$180	2.31%	0.90% to 0.90%	–27.43%	to	–27.43%
December 31, 2007	112	$1.93919	to	$1.93919	$217	1.50%	0.90% to 0.90%	–5.99%	to	–5.99%
December 31, 2006	102	$2.06277	to	$2.06277	$210	1.40%	0.90% to 0.90%	17.60%	to	17.60%
December 31, 2005	83	$1.75405	to	$1.75405	$145	0.82%	0.90% to 0.90%	4.11%	to	4.11%

	Franklin Small-Mid Cap Growth Securities Fund

December 31, 2009	274	$0.75991	to	$0.78940	$209	0.00%	0.20% to 0.90%	42.30%	to	43.27%
December 31, 2008	255	$0.53401	to	$0.55099	$137	0.00%	0.20% to 0.90%	–43.00%	to	–42.61%
December 31, 2007	225	$0.93693	to	$0.96014	$213	0.00%	0.20% to 0.90%	10.25%	to	11.02%
December 31, 2006	205	$0.84981	to	$0.86481	$176	0.00%	0.20% to 0.90%	7.72%	to	8.46%
December 31, 2005	207	$0.78887	to	$0.79733	$164	0.00%	0.20% to 0.90%	3.86%	to	4.58%

	Prudential SP Davis Value Portfolio

December 31, 2009	4,480	$1.15218	to	$12.09417	$5,257	1.60%	0.00% to 0.90%	30.09%	to	31.27%
December 31, 2008	4,202	$0.88155	to	$9.21351	$3,812	1.47%	0.00% to 0.90%	–40.42%	to	–39.88%
December 31, 2007	3,542	$1.46785	to	$15.32495	$5,349	0.85%	0.00% to 0.90%	3.65%	to	4.58%
December 31, 2006	3,229	$1.40487	to	$14.65332	$4,658	0.75%	0.00% to 0.90%	14.00%	to	15.02%
December 31, 2005	2,906	$1.22267	to	$12.73961	$3,643	0.86%	0.00% to 0.90%	8.54%	to	9.52%

	Prudential SP Small Cap Value Portfolio

December 31, 2009	3,921	$1.29106	to	$12.60902	$5,604	1.49%	0.00% to 0.90%	29.63%	to	30.80%
December 31, 2008	3,714	$0.98795	to	$9.63974	$4,089	1.09%	0.00% to 0.90%	–31.12%	to	–30.50%
December 31, 2007	3,284	$1.42297	to	$13.87037	$5,232	0.80%	0.00% to 0.90%	–4.49%	to	–3.63%
December 31, 2006	2,962	$1.47770	to	$14.39211	$4,925	0.48%	0.00% to 0.90%	13.58%	to	14.60%
December 31, 2005	2,572	$1.29067	to	$12.55835	$3,755	0.47%	0.00% to 0.90%	3.68%	to	4.61%

	Prudential SP PIMCO Total Return Portfolio (expired December 04, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.49%	0.00% to 0.90%	12.73%	to	13.67%
December 31, 2008	3,787	$1.22232	to	$12.23031	$5,319	5.16%	0.00% to 0.90%	–1.08%	to	–0.20%
December 31, 2007	3,417	$1.22572	to	$12.25435	$4,837	4.44%	0.00% to 0.90%	8.46%	to	9.44%
December 31, 2006	3,051	$1.12112	to	$1.43813	$3,967	4.24%	0.10% to 0.90%	2.76%	to	3.58%
December 31, 2005	2,628	$1.08232	to	$1.38998	$3,325	4.80%	0.10% to 0.90%	1.48%	to	2.31%

A51

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP PIMCO High Yield Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	6.49%	0.10% to 0.90%	38.34%	to	39.32%
December 31, 2008	1,094	$0.98409	to	$1.17894	$1,240	8.71%	0.10% to 0.90%	–26.17%	to	–25.58%
December 31, 2007	864	$1.32230	to	$1.58657	$1,318	7.06%	0.10% to 0.90%	2.85%	to	3.72%
December 31, 2006	811	$1.27493	to	$1.53234	$1,206	7.42%	0.10% to 0.90%	8.55%	to	9.40%
December 31, 2005	695	$1.16538	to	$1.40279	$956	6.61%	0.10% to 0.90%	3.12%	to	3.95%

	Janus Aspen Janus Portfolio - Service Shares

December 31, 2009	836	$0.94948	to	$0.94948	$793	0.39%	0.25% to 0.25%	35.67%	to	35.67%
December 31, 2008	829	$0.69982	to	$0.69982	$580	0.60%	0.25% to 0.25%	–40.02%	to	–40.02%
December 31, 2007	719	$1.16670	to	$1.16670	$839	0.60%	0.25% to 0.25%	14.52%	to	14.52%
December 31, 2006	662	$1.01876	to	$1.01876	$674	0.29%	0.25% to 0.25%	10.86%	to	10.86%
December 31, 2005	595	$0.91896	to	$0.91896	$547	0.13%	0.25% to 0.25%	3.76%	to	3.76%

	Prudential SP Strategic Partners Focused Growth Portfolio

December 31, 2009	512	$1.04943	to	$1.32065	$581	0.00%	0.10% to 0.90%	42.87%	to	43.99%
December 31, 2008	483	$0.73453	to	$0.91719	$380	0.00%	0.10% to 0.90%	–38.97%	to	–38.48%
December 31, 2007	385	$1.20358	to	$1.49088	$492	0.00%	0.10% to 0.90%	14.21%	to	15.14%
December 31, 2006	410	$1.05384	to	$1.29489	$450	0.00%	0.10% to 0.90%	–1.55%	to	–0.75%
December 31, 2005	287	$1.07038	to	$1.30465	$317	0.00%	0.10% to 0.90%	14.12%	to	15.05%

	Prudential SP Mid Cap Growth Portfolio

December 31, 2009	3,838	$0.69923	to	$11.18013	$2,934	0.00%	0.00% to 0.90%	30.35%	to	31.49%
December 31, 2008	3,666	$0.53307	to	$8.50283	$2,153	0.00%	0.00% to 0.90%	–43.08%	to	–42.56%
December 31, 2007	3,135	$0.93041	to	$14.80357	$3,198	0.24%	0.00% to 0.90%	15.16%	to	16.21%
December 31, 2006	2,962	$0.80266	to	$12.73876	$2,564	0.00%	0.00% to 0.90%	–2.81%	to	–1.94%
December 31, 2005	2,586	$0.82065	to	$12.99106	$2,239	0.00%	0.00% to 0.90%	4.33%	to	5.26%

	SP Prudential U.S. Emerging Growth Portfolio

December 31, 2009	2,809	$1.37832	to	$16.88951	$4,051	0.73%	0.00% to 0.90%	40.63%	to	41.89%
December 31, 2008	2,876	$0.98012	to	$11.90349	$2,934	0.30%	0.00% to 0.90%	–36.80%	to	–36.23%
December 31, 2007	2,541	$1.55088	to	$18.66589	$4,069	0.34%	0.00% to 0.90%	15.76%	to	16.82%
December 31, 2006	2,382	$1.33323	to	$1.52313	$3,251	0.00%	0.10% to 0.90%	8.61%	to	9.48%
December 31, 2005	2,001	$1.21970	to	$1.39123	$2,483	0.00%	0.10% to 0.90%	16.72%	to	17.65%

	Prudential SP Conservative Asset Allocation Portfolio (expired November 20, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.58%	0.10% to 0.90%	18.45%	to	19.33%
December 31, 2008	1,778	$1.10677	to	$1.18118	$2,075	3.00%	0.10% to 0.90%	–20.92%	to	–20.29%
December 31, 2007	1,576	$1.38852	to	$1.48406	$2,313	3.29%	0.10% to 0.90%	8.41%	to	9.28%
December 31, 2006	1,423	$1.27058	to	$1.36010	$1,918	3.27%	0.10% to 0.90%	7.72%	to	8.61%
December 31, 2005	1,295	$1.16989	to	$1.25474	$1,616	1.33%	0.10% to 0.90%	4.97%	to	5.79%

	Prudential SP Balanced Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	3.02%	0.10% to 0.90%	20.77%	to	21.62%
December 31, 2008	6,407	$1.03511	to	$1.08553	$6,871	2.41%	0.10% to 0.90%	–29.18%	to	–28.62%
December 31, 2007	5,738	$1.46167	to	$1.52314	$8,645	2.41%	0.10% to 0.90%	8.37%	to	9.24%
December 31, 2006	4,881	$1.34175	to	$1.39638	$6,754	2.36%	0.10% to 0.90%	9.71%	to	10.57%
December 31, 2005	3,970	$1.21353	to	$1.26464	$4,986	0.88%	0.10% to 0.90%	6.64%	to	7.50%

	Prudential SP Growth Asset Allocation Portfolio

December 31, 2009	15,542	$1.16365	to	$1.31537	$19,144	2.14%	0.10% to 0.90%	25.09%	to	26.09%
December 31, 2008	13,956	$0.93022	to	$1.04431	$13,645	1.69%	0.10% to 0.90%	–36.93%	to	–36.42%
December 31, 2007	11,908	$1.47484	to	$1.64426	$18,326	1.64%	0.10% to 0.90%	8.26%	to	9.12%
December 31, 2006	10,114	$1.36237	to	$1.50850	$14,257	1.66%	0.10% to 0.90%	11.89%	to	12.77%
December 31, 2005	7,482	$1.21764	to	$1.25590	$9,361	0.55%	0.10% to 0.90%	8.27%	to	9.12%
A52

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	Prudential SP Aggressive Growth Asset Allocation Portfolio (expired November 13, 2009)

December 31, 2009	0	$0.00000	to	$0.00000	$0	1.45%	0.10% to 0.90%	26.08%	to	26.95%
December 31, 2008	4,613	$0.83486	to	$0.96325	$4,123	1.05%	0.10% to 0.90%	–42.70%	to	–42.24%
December 31, 2007	3,991	$1.45708	to	$1.66943	$6,164	1.03%	0.10% to 0.90%	8.22%	to	9.09%
December 31, 2006	3,299	$1.34635	to	$1.53196	$4,657	1.62%	0.10% to 0.90%	13.26%	to	14.17%
December 31, 2005	2,484	$1.18874	to	$1.34325	$3,062	0.15%	0.10% to 0.90%	9.49%	to	10.37%

	Prudential SP International Growth Portfolio

December 31, 2009	1,655	$1.20832	to	$1.39474	$2,134	2.17%	0.10% to 0.90%	35.93%	to	37.03%
December 31, 2008	1,420	$0.88890	to	$1.01783	$1,334	1.66%	0.10% to 0.90%	–50.74%	to	–50.34%
December 31, 2007	1,080	$1.80456	to	$2.04979	$2,048	0.73%	0.10% to 0.90%	18.48%	to	19.42%
December 31, 2006	934	$1.52315	to	$1.71641	$1,475	1.74%	0.10% to 0.90%	19.98%	to	20.93%
December 31, 2005	753	$1.26952	to	$1.41929	$984	0.58%	0.10% to 0.90%	15.34%	to	16.31%

	Prudential SP International Value Portfolio

December 31, 2009	1,974	$1.28655	to	$1.54278	$2,642	3.10%	0.10% to 0.90%	31.18%	to	32.22%
December 31, 2008	1,897	$0.97450	to	$1.16806	$1,917	2.78%	0.10% to 0.90%	–44.56%	to	–44.12%
December 31, 2007	1,633	$1.74645	to	$2.09237	$2,935	2.28%	0.10% to 0.90%	17.03%	to	17.97%
December 31, 2006	1,318	$1.48271	to	$1.77550	$2,002	1.35%	0.10% to 0.90%	27.95%	to	28.98%
December 31, 2005	1,021	$1.15143	to	$1.37811	$1,191	0.40%	0.10% to 0.90%	12.75%	to	13.67%

	Janus Aspen Overseas Portfolio - Service Shares

December 31, 2009	22	$8.41521	to	$8.41521	$184	0.50%	0.10% to 0.10%	78.90%	to	78.90%
December 31, 2008	4	$4.70399	to	$4.70399	$19	0.74%	0.10% to 0.10%	–53.25%	to	–53.25%
December 31, 2007	0	$1.98444	to	$1.98444	$0	0.00%	0.00% to 0.00%	0.00%	to	0.00%
December 31, 2006	0	$1.55321	to	$1.55321	$0	0.00%	0.00% to 0.00%	0.00%	to	0.00%
December 31, 2005	0	$1.06141	to	$1.06141	$0	0.69%	0.20% to 0.20%	31.67%	to	31.67%

	Goldman Sachs Structured Small Cap Equity Fund

December 31, 2009	26	$1.21475	to	$1.21475	$32	1.33%	0.20% to 0.20%	27.42%	to	27.42%
December 31, 2008	22	$0.95338	to	$0.95338	$21	0.74%	0.20% to 0.20%	–34.16%	to	–34.16%
December 31, 2007	19	$1.44802	to	$1.44802	$27	0.41%	0.20% to 0.20%	–16.65%	to	–16.65%
December 31, 2006	17	$1.73735	to	$1.73735	$29	0.71%	0.20% to 0.20%	12.05%	to	12.05%
December 31, 2005	16	$1.55056	to	$1.55056	$25	0.30%	0.20% to 0.20%	5.86%	to	5.86%

	AIM V.I. Technology Fund

December 31, 2009	144	$0.29040	to	$0.29040	$42	0.00%	0.20% to 0.20%	57.11%	to	57.11%
December 31, 2008	159	$0.18484	to	$0.18484	$29	0.00%	0.20% to 0.20%	–44.62%	to	–44.62%
December 31, 2007	171	$0.33374	to	$0.33374	$57	0.00%	0.20% to 0.20%	7.47%	to	7.47%
December 31, 2006	180	$0.31056	to	$0.31056	$56	0.00%	0.20% to 0.20%	10.24%	to	10.24%
December 31, 2005	102	$0.28171	to	$0.28171	$29	0.00%	0.20% to 0.20%	2.01%	to	2.01%

	M Large Cap Growth Fund

December 31, 2009	1	$12.21001	to	$12.21001	$16	0.93%	0.00% to 0.00%	37.40%	to	37.40%
December 31, 2008	9	$8.88618	to	$8.88618	$76	0.02%	0.00% to 0.00%	–48.97%	to	–48.97%
December 31, 2007	6	$17.41443	to	$17.41443	$106	0.47%	0.00% to 0.00%	22.43%	to	22.43%
December 31, 2006	4	$14.22394	to	$14.22394	$53	0.84%	0.00% to 0.00%	8.52%	to	8.52%
December 31, 2005	1	$13.10724	to	$13.10724	$19	1.28%	0.00% to 0.00%	13.92%	to	13.92%

	M Financial Brandes International Equity Fund

December 31, 2009	1	$14.83943	to	$14.83943	$19	0.76%	0.00% to 0.00%	25.28%	to	25.28%
December 31, 2008	5	$11.84498	to	$11.84498	$64	4.33%	0.00% to 0.00%	–39.84%	to	–39.84%
December 31, 2007	4	$19.69030	to	$19.69030	$74	2.56%	0.00% to 0.00%	8.01%	to	8.01%
December 31, 2006	2	$18.23050	to	$18.23050	$41	1.89%	0.00% to 0.00%	26.78%	to	26.78%
December 31, 2005	1	$14.37951	to	$14.37951	$13	4.61%	0.00% to 0.00%	10.55%	to	10.55%

A53

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	M Financial Business Opportunity Value Fund

December 31, 2009	2	$13.50201	to	$13.50201	$21	1.11%	0.00% to 0.00%	24.58%	to	24.58%
December 31, 2008	1	$10.83791	to	$10.83791	$13	0.04%	0.00% to 0.00%	–34.48%	to	–34.48%
December 31, 2007	1	$16.54237	to	$16.54237	$14	1.10%	0.00% to 0.00%	5.44%	to	5.44%
December 31, 2006	0	$15.68894	to	$15.68894	$4	0.58%	0.00% to 0.00%	13.89%	to	13.89%
December 31, 2005	0	$13.77563	to	$13.77563	$2	0.78%	0.00% to 0.00%	7.81%	to	7.81%

	AST Cohen & Steers Realty Portfolio (available October 17, 2005)

December 31, 2009	12	$10.17113	to	$10.17113	$127	2.65%	0.10% to 0.10%	31.80%	to	31.80%
December 31, 2008	8	$7.71717	to	$7.71717	$58	4.13%	0.10% to 0.10%	–35.11%	to	–35.11%
December 31, 2007	4	$11.89316	to	$11.89316	$53	5.73%	0.10% to 0.10%	–20.02%	to	–20.02%
December 31, 2006	2	$14.86960	to	$14.86960	$33	0.53%	0.10% to 0.10%	36.60%	to	36.60%
December 31, 2005	0	$10.88564	to	$10.88564	$0	0.00%	0.10% to 0.10%	8.19%	to	8.19%

	AST UBS Dynamic Alpha Portfolio (available October 17, 2005)

December 31, 2009	4	$11.89089	to	$11.89089	$52	0.88%	0.10% to 0.10%	21.90%	to	21.90%
December 31, 2008	3	$9.75476	to	$9.75476	$32	0.22%	0.10% to 0.10%	–17.70%	to	–17.70%
December 31, 2007	1	$11.85230	to	$11.85230	$9	0.91%	0.10% to 0.10%	1.84%	to	1.84%
December 31, 2006	0	$11.63805	to	$11.63805	$5	2.52%	0.10% to 0.10%	11.03%	to	11.03%
December 31, 2005	0	$10.48192	to	$10.48192	$0	0.00%	0.10% to 0.10%	4.73%	to	4.73%

	AST DeAm Large-Cap Value Portfolio (available October 17, 2005)

December 31, 2009	16	$9.74919	to	$9.74919	$158	0.88%	0.10% to 0.10%	18.14%	to	18.14%
December 31, 2008	10	$8.25207	to	$8.25207	$85	2.29%	0.10% to 0.10%	–37.36%	to	–37.36%
December 31, 2007	5	$13.17406	to	$13.17406	$72	1.66%	0.10% to 0.10%	1.08%	to	1.08%
December 31, 2006	2	$13.03370	to	$13.03370	$27	0.37%	0.10% to 0.10%	21.60%	to	21.60%
December 31, 2005	0	$10.71815	to	$10.71815	$2	0.00%	0.10% to 0.10%	6.54%	to	6.54%

	AST Neuberger Berman Small-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	3	$9.63877	to	$9.63877	$33	0.00%	0.10% to 0.10%	22.44%	to	22.44%
December 31, 2008	2	$7.87214	to	$7.87214	$13	0.00%	0.10% to 0.10%	–42.60%	to	–42.60%
December 31, 2007	0	$13.71336	to	$13.71336	$3	0.00%	0.10% to 0.10%	18.60%	to	18.60%
December 31, 2006	0	$11.56299	to	$11.56299	$1	0.00%	0.10% to 0.10%	7.65%	to	7.65%
December 31, 2005	0	$10.74134	to	$10.74134	$0	0.00%	0.10% to 0.10%	7.00%	to	7.00%

	AST Federated Aggressive Growth Portfolio (available October 17, 2005)

December 31, 2009	4	$10.25516	to	$10.25516	$43	0.19%	0.10% to 0.10%	32.53%	to	32.53%
December 31, 2008	3	$7.73785	to	$7.73785	$23	0.00%	0.10% to 0.10%	–44.15%	to	–44.15%
December 31, 2007	1	$13.85377	to	$13.85377	$17	0.00%	0.10% to 0.10%	11.10%	to	11.10%
December 31, 2006	0	$12.46956	to	$12.46956	$4	0.00%	0.10% to 0.10%	12.80%	to	12.80%
December 31, 2005	0	$11.05474	to	$11.05474	$0	0.00%	0.10% to 0.10%	10.55%	to	10.55%

	AST Small-Cap Value Portfolio (available October 17, 2005)

December 31, 2009	19	$10.69805	to	$10.69805	$199	1.71%	0.10% to 0.10%	26.87%	to	26.87%
December 31, 2008	13	$8.43205	to	$8.43205	$108	1.10%	0.10% to 0.10%	–29.79%	to	–29.79%
December 31, 2007	8	$12.00890	to	$12.00890	$91	1.25%	0.10% to 0.10%	–5.70%	to	–5.70%
December 31, 2006	4	$12.73508	to	$12.73508	$50	0.17%	0.10% to 0.10%	19.92%	to	19.92%
December 31, 2005	0	$10.61923	to	$10.61923	$3	0.00%	0.10% to 0.10%	6.27%	to	6.27%

	AST Goldman Sachs Mid-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	13	$12.44858	to	$12.44858	$168	0.00%	0.10% to 0.10%	56.94%	to	56.94%
December 31, 2008	9	$7.93227	to	$7.93227	$74	0.00%	0.10% to 0.10%	–40.85%	to	–40.85%
December 31, 2007	2	$13.41062	to	$13.41062	$26	0.00%	0.10% to 0.10%	19.23%	to	19.23%
December 31, 2006	0	$11.24783	to	$11.24783	$4	0.00%	0.10% to 0.10%	6.17%	to	6.17%
December 31, 2005	0	$10.59405	to	$10.59405	$0	0.00%	0.10% to 0.10%	5.46%	to	5.46%

A54

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	AST Marsico Capital Growth Portfolio (available October 17, 2005)

December 31, 2009	81	$7.83294	to	$9.64240	$687	0.88%	0.10% to 0.90%	28.60%	to	29.63%
December 31, 2008	69	$6.09083	to	$7.43832	$444	0.45%	0.10% to 0.90%	–43.71%	to	–39.47%
December 31, 2007	5	$13.21537	to	$13.21537	$60	0.31%	0.10% to 0.10%	14.85%	to	14.85%
December 31, 2006	1	$11.50673	to	$11.50673	$14	0.01%	0.10% to 0.10%	7.13%	to	7.13%
December 31, 2005	0	$10.74095	to	$10.74095	$1	0.00%	0.10% to 0.10%	7.17%	to	7.17%

	AST MFS Growth Portfolio (available October 17, 2005)

December 31, 2009	4	$10.54203	to	$10.54203	$45	0.16%	0.10% to 0.10%	24.18%	to	24.18%
December 31, 2008	3	$8.48930	to	$8.48930	$21	0.26%	0.10% to 0.10%	–36.37%	to	–36.37%
December 31, 2007	1	$13.34068	to	$13.34068	$17	0.04%	0.10% to 0.10%	14.99%	to	14.99%
December 31, 2006	1	$11.60124	to	$11.60124	$8	0.00%	0.10% to 0.10%	9.55%	to	9.55%
December 31, 2005	0	$10.58963	to	$10.58963	$0	0.00%	0.10% to 0.10%	5.51%	to	5.51%

	AST Neuberger Berman Mid-Cap Growth Portfolio (available October 17, 2005)

December 31, 2009	2	$11.19937	to	$11.19937	$23	0.00%	0.10% to 0.10%	29.66%	to	29.66%
December 31, 2008	3	$8.63751	to	$8.63751	$22	0.00%	0.10% to 0.10%	–43.24%	to	–43.24%
December 31, 2007	4	$15.21710	to	$15.21710	$61	0.00%	0.10% to 0.10%	22.08%	to	22.08%
December 31, 2006	2	$12.46468	to	$12.46468	$28	0.00%	0.10% to 0.10%	13.94%	to	13.94%
December 31, 2005	0	$10.93943	to	$10.93943	$1	0.00%	0.10% to 0.10%	8.59%	to	8.59%

	AST PIMCO Limited Maturity Bond Portfolio (available October 17, 2005)

December 31, 2009	5	$12.39589	to	$12.39589	$60	3.63%	0.10% to 0.10%	10.12%	to	10.12%
December 31, 2008	4	$11.25675	to	$11.25675	$45	5.40%	0.10% to 0.10%	1.01%	to	1.01%
December 31, 2007	3	$11.14366	to	$11.14366	$32	5.40%	0.10% to 0.10%	6.69%	to	6.69%
December 31, 2006	2	$10.44481	to	$10.44481	$23	3.04%	0.10% to 0.10%	3.72%	to	3.72%

	AST T. Rowe Price Natural Resources Portfolio (available October 17, 2005)

December 31, 2009	37	$13.38775	to	$13.38775	$499	1.41%	0.10% to 0.10%	49.20%	to	49.20%
December 31, 2008	25	$8.97298	to	$8.97298	$227	0.58%	0.10% to 0.10%	–50.03%	to	–50.03%
December 31, 2007	14	$17.95833	to	$17.95833	$243	0.80%	0.10% to 0.10%	40.37%	to	40.37%
December 31, 2006	6	$12.79360	to	$12.79360	$78	0.20%	0.10% to 0.10%	15.75%	to	15.75%
December 31, 2005	0	$11.05306	to	$11.05306	$1	0.00%	0.10% to 0.10%	9.35%	to	9.35%

	AST MFS Global Equity Portfolio (available October 17, 2005)

December 31, 2009	4	$12.35465	to	$12.35465	$49	1.96%	0.10% to 0.10%	31.38%	to	31.38%
December 31, 2008	3	$9.40407	to	$9.40407	$29	1.20%	0.10% to 0.10%	–34.05%	to	–34.05%
December 31, 2007	2	$14.26042	to	$14.26042	$29	2.63%	0.10% to 0.10%	9.29%	to	9.29%
December 31, 2006	1	$13.04794	to	$13.04794	$16	0.55%	0.10% to 0.10%	24.18%	to	24.18%

	AST JPMorgan International Equity Portfolio (available October 17, 2005)

December 31, 2009	19	$11.30642	to	$11.30642	$216	4.19%	0.10% to 0.10%	35.75%	to	35.75%
December 31, 2008	13	$8.32902	to	$8.32902	$112	2.35%	0.10% to 0.10%	–41.44%	to	–41.44%
December 31, 2007	7	$14.22255	to	$14.22255	$104	2.04%	0.10% to 0.10%	9.33%	to	9.33%
December 31, 2006	4	$13.00880	to	$13.00880	$47	0.63%	0.10% to 0.10%	22.67%	to	22.67%
December 31, 2005	0	$10.60464	to	$10.60464	$3	0.00%	0.10% to 0.10%	7.06%	to	7.06%

	AST T. Rowe Price Global Bond Portfolio (available October 17, 2005)

December 31, 2009	6	$12.62447	to	$12.62447	$79	5.05%	0.10% to 0.10%	12.00%	to	12.00%
December 31, 2008	5	$11.27158	to	$11.27158	$57	4.43%	0.10% to 0.10%	–2.53%	to	–2.53%
December 31, 2007	5	$11.56442	to	$11.56442	$52	3.09%	0.10% to 0.10%	9.54%	to	9.54%
December 31, 2006	3	$10.55767	to	$10.55767	$29	1.19%	0.10% to 0.10%	6.17%	to	6.17%
December 31, 2005	0	$9.94454	to	$9.94454	$2	0.00%	0.10% to 0.10%	–0.29%	to	–0.29%

	M Financial Frontier Capital Appreciation Fund

December 31, 2009	1	$14.59268	to	$14.59268	$14	0.05%	0.00% to 0.00%	48.61%	to	48.61%
December 31, 2008	1	$9.81970	to	$9.81970	$6	0.00%	0.00% to 0.00%	–42.03%	to	–42.03%
December 31, 2007	0	$16.93924	to	$16.93924	$6	0.00%	0.00% to 0.00%	11.92%	to	11.92%

A55

Note 7:                      Financial Highlights (Continued)

	At year ended					For year ended

	Units (000s)	Unit Value Lowest – Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest – Highest	Total Return*** Lowest – Highest

	American Century VP Mid Cap Value Fund - Class 1 Shares (available May 1, 2008)

December 31, 2009	3	$9.98222	to	$9.98222	$31	3.14%	0.10% to 0.10%	29.82%	to	29.82%
December 31, 2008	0	$7.68954	to	$7.68954	$2	0.00%	0.10% to 0.10%	–24.65%	to	–24.65%

	AST Large-Cap Value Portfolio (available May 1, 2008)

December 31, 2009	271	$7.26363	to	$7.36106	$1,989	2.88%	0.10% to 0.90%	18.37%	to	19.32%
December 31, 2008	245	$6.13644	to	$6.16939	$1,512	1.63%	0.10% to 0.90%	–39.72%	to	–39.40%

	AST Small-Cap Growth Portfolio (available May 1, 2008)

December 31, 2009	136	$9.00344	to	$9.12396	$1,236	0.05%	0.10% to 0.90%	32.71%	to	33.77%
December 31, 2008	119	$6.78407	to	$6.82044	$810	0.00%	0.10% to 0.90%	–33.14%	to	–32.78%

	The Dreyfus Socially Responsible Growth Fund - Service Shares**** (available May 1, 2008)

December 31, 2009	0	$9.25211	to	$9.25211	$1	0.52%	0.10% to 0.10%	33.31%	to	33.31%
December 31, 2008	0	$6.94043	to	$6.94043	$0	0.00%	0.10% to 0.10%	–31.73%	to	–31.73%

	Prudential Jennison 20/20 Focus Portfolio (available May 1, 2008)

December 31, 2009	22	$9.67279	to	$9.67279	$216	0.49%	0.10% to 0.10%	57.67%	to	57.67%
December 31, 2008	7	$6.13465	to	$6.13465	$40	0.00%	0.10% to 0.10%	–39.76%	to	–39.76%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares**** (available May 1, 2008)

December 31, 2009	0	$8.81578	to	$8.81578	$4	0.98%	0.10% to 0.10%	35.53%	to	35.53%
December 31, 2008	0	$6.50477	to	$6.50477	$0	0.00%	0.10% to 0.10%	–35.75%	to	–35.75%

	MFS VIT Utilities Series - Initial Class (available May 1, 2008)

December 31, 2009	7	$8.51168	to	$8.51168	$56	3.97%	0.10% to 0.10%	33.08%	to	33.08%
December 31, 2008	2	$6.39575	to	$6.39575	$13	0.00%	0.10% to 0.10%	–36.47%	to	–36.47%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio - Service Shares**** (available May 1, 2008)

December 31, 2009	0	$8.27884	to	$8.27884	$2	3.06%	0.10% to 0.10%	31.18%	to	31.18%
December 31, 2008	0	$6.31123	to	$6.31123	$0	0.00%	0.10% to 0.10%	–38.47%	to	–38.47%

	AST T. Rowe Price Large-Cap Growth Portfolio (available May 1, 2008)

December 31, 2009	126	$9.50639	to	$9.63370	$1,212	0.00%	0.10% to 0.90%	52.00%	to	53.22%
December 31, 2008	122	$6.25402	to	$6.28759	$764	0.13%	0.10% to 0.90%	–38.57%	to	–38.24%

	AST PIMCO Total Return Bond Portfolio (available December 4, 2009)

December 31, 2009	730	$9.93371	to	$9.94054	$7,253	0.00%	0.00% to 0.90%	–0.32%	to	–0.26%

	AST Aggressive Asset Allocation Portfolio (available November 13, 2009)

December 31, 2009	537	$10.21245	to	$10.22336	$5,487	0.00%	0.10% to 0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (available November 13, 2009)

December 31, 2009	925	$10.11979	to	$10.13062	$9,372	0.00%	0.10% to 0.90%	0.69%	to	0.79%

	AST Preservation Asset Allocation Portfolio (available November 20, 2009)

December 31, 2009	270	$10.01755	to	$10.02676	$2,704	0.00%	0.10% to 0.90%	0.27%	to	0.36%

	Dreyfus MidCap Stock Portfolio - Service Shares (available May 1, 2008)

December 31, 2009	2	$8.22815	to	$8.22815	$13	0.98%	0.10% to 0.10%	35.19%	to	35.19%

A56

Note 7:	Financial Highlights (Continued)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2009 or from the effective date of the subaccount through the end of the reporting period.

****Represents a fund containing less than 1,000 units or $1,000 in net assets.

Charges and Expenses

A. Mortality Risk and Expense Risk Charges

The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90%, 0.45%, 0.10% and 0.25% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL, VUL, ENVUL and VULP contract owners held in each subaccount, respectively. No mortality risk and expense risk charges are applied to the MPVUL contracts. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%. The mortality risk and expense risk charges are assessed through reduction in unit values.

B. Deferred Sales Charge

A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider and SVUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued but will not exceed 45% of one scheduled annual premium for VAL contracts, 50% of the first year’s primary annual premium for PRUvider contracts and 0.8% of the basic insurance amount for SVUL contracts. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits. The deferred sales charge is assessed through the redemption of units.

A57

Note 7:	Financial Highlights (Continued)

C. Partial Withdrawal Charge

A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL, VUL, ENVUL or VULP contract, respectively. The range for withdrawal charges is 0% -2%. This charge is assessed through the redemption of units.

D. Expense Reimbursement

The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product’s average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund. This reimbursement is applied through an increase in unit values.

E. Cost of Insurance and Other Related Charges

Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges for VAL, PRUvider, VUL, SVUL, PSEL III and ENVUL contracts which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Sales charges will not exceed 5% of each premium payment for VAL, 0.5% of the primary annual premium for PRUvider, 6% of premiums paid for VUL, 12% of premiums paid for PRUvider,15% of premiums received for PSEL III and 6% of premiums paid for ENVUL contracts. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk. These charges are assessed through the redemption of units.

Note 8:	Other

Contract owner net payments — represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans — represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest — represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits — are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options — are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

A58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

Pruco Life of New Jersey Variable Appreciable Account

and the Board of Directors of

Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life of New Jersey Variable Appreciable Account at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 1, 2010

A59

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

FINANCIAL STATEMENTS

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
As of December 31, 2009 and 2008 (in thousands, except share amounts)

	2009	2008

ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2009 - $ 1,028,386; 2008- $865,995)	$1,054,380	$796,022
Equity securities available for sale, at fair value (cost, 2009 - $4,003; 2008: $4,143)	3,826	2,809
Policy loans	169,835	169,924
Short-term investments	27,976	8,137
Commercial mortgage loans	167,935	147,395
Other long-term investments	8,309	7,797

Total investments	1,432,261	1,132,084
Cash and cash equivalents	32,601	69,811
Deferred policy acquisition costs	305,617	326,806
Accrued investment income	16,833	15,025
Reinsurance recoverables	322,530	301,336
Receivables from parent and affiliates	33,511	50,377
Deferred sales inducements	30,265	28,014
Other assets	4,861	4,226
Separate account assets	3,261,890	2,306,566

TOTAL ASSETS	$5,440,369	$4,234,245

LIABILITIES AND EQUITY

LIABILITIES
Policyholders’ account balances	$1,025,018	$910,344
Future policy benefits and other policyholder liabilities	460,433	458,129
Cash collateral for loaned securities	21,132	16,131
Securities sold under agreement to repurchase	11,540	22,496
Income taxes payable	97,284	66,793
Short-term debt to affiliates	-	100
Payables to parent and affiliates	4,194	9,822
Other liabilities	45,226	29,546
Separate account liabilities	3,261,890	2,306,566

Total liabilities	$4,926,717	$3,819,927

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,000	2,000
Additional paid-in capital	168,998	168,998
Retained earnings	332,718	273,964
Accumulated other comprehensive income (loss)	9,936	(30,644)

Total equity	513,652	414,318

TOTAL LIABILITIES AND EQUITY	$5,440,369	$4,234,245

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

REVENUES

Premiums	$17,031	$14,903	$12,442
Policy charges and fee income	69,234	75,712	76,851
Net investment income	69,944	68,001	66,705
Asset administration fees	7,114	7,395	6,968
Other income	4,779	5,154	4,203
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(14,461)	(9,149)	(572)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	8,391	-	-
Other realized investment gains (losses), net	19,584	(17,806)	(1,629)

Total realized investment gains (losses), net	13,514	(26,955)	(2,201)

Total revenues	181,616	144,210	164,968

BENEFITS AND EXPENSES

Policyholders’ benefits	26,062	30,454	16,747
Interest credited to policyholders’ account balances	38,735	30,684	31,525
Amortization of deferred policy acquisition costs	22,842	21,812	35,447
General, administrative and other expenses	17,950	35,437	25,500

Total benefits and expenses	105,589	118,387	109,219

Income from operations before income taxes	76,027	25,823	55,749

Income Taxes:
Current	20,362	1,033	12,044
Deferred	644	3,085	3,502

Income tax expense	21,006	4,118	15,546

NET INCOME	55,021	21,705	40,203

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes	44,313	(33,826)	(849)

COMPREHENSIVE INCOME (LOSS)	$99,334	$(12,121)	$39,354

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Stockholder’s Equity
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

				Accumulated Other Comprehensive Income (Loss)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Foreign Currency Translation Adjustments	Net Unrealized Investment Gain (Loss)	Total Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2006	$2,000	$168,689	$212,518	$29	$4,002	$4,031	$387,238

Net income	-	-	40,203	-	-	-	40,203

Stock-based compensation programs	-	309	-	-	-	-	309

Cumulative effect of changes in accounting principles, net of taxes	-	-	(462)	-	-	-	(462)

Change in foreign currency translation adjustments, net of taxes	-	-	-	79	-	79	79

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	(928)	(928)	(928)

Balance, December 31, 2007	$2,000	$168,998	$252,259	$108	$3,074	$3,182	$426,439

Net income			21,705				21,705

Change in foreign currency translation adjustments, net of taxes	-	-	-	(82)	-	(82)	(82)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	(33,744)	(33,744)	(33,744)

Balance, December 31, 2008	$2,000	$168,998	$273,964	$26	$(30,670)	$(30,644)	$414,318

Net income			55,021				55,021

Contributed Capital	-	-	-	-	-	-	-

Change in foreign currency translation adjustments, net of taxes	-	-	-	40	-	40	40

Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes			3,733		(3,733)	(3,733)	-

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	-	44,273	44,273	44,273

Balance, December 31, 2009	$2,000	$168,998	$332,718	$66	$9,870	$9,936	$513,652

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2009, 2008 and 2007 (in thousands)

	2009	2008	2007

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$55,021	$21,705	$40,203
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(15,597)	(20,623)	(18,072)
Interest credited to policyholders’ account balances	38,735	30,685	31,525
Realized investment losses/(gains), net	(13,514)	26,955	2,201
Amortization and other non-cash items	(271)	(1,115)	(785)
Change in:
Future policy benefits and other insurance liabilities	25,481	134,888	62,600
Reinsurance recoverable	(21,194)	(114,749)	(51,577)
Accrued investment income	(1,809)	(842)	(583)
Receivables from parent and affiliates	15,115	(4,125)	(14,183)
Payable to parent and affiliates	(5,628)	1,518	5,927
Deferred policy acquisition costs	(34,550)	(11,286)	(15,117)
Income taxes payable	6,631	(1,323)	(828)
Deferred sales inducements	(8,689)	(6,959)	(5,869)
Other, net	(7,364)	(7,561)	(12,714)

CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES	32,367	47,168	22,728

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	254,335	248,848	276,137
Policy loans	20,554	18,682	18,356
Commercial mortgage loans	10,212	2,571	1,003
Payments for the purchase of:
Fixed maturities available for sale	(412,550)	(234,739)	(254,782)
Policy loans	(13,030)	(14,948)	(16,983)
Commercial mortgage loans	(31,684)	(44,424)	(54,057)
Notes receivable from parent and affiliates, net	2,907	(3,417)	(10,060)
Other long term investments, net	850	(1,870)	(3,043)
Short term investments, net	(19,825)	4,227	(1,123)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES	(188,231)	(25,070)	(44,552)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	335,906	209,422	110,759
Policyholders’ account withdrawals	(213,085)	(133,752)	(152,695)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(5,954)	(2,054)	8,464
Net change in financing arrangements (maturities 90 days or less)	1,787	(59,088)	28,938

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES	118,654	14,528	(4,534)

Net increase (decrease) in cash and cash equivalents	(37,210)	36,626	(26,358)
Cash and cash equivalents, beginning of year	69,811	33,185	59,543

CASH AND CASH EQUIVALENTS, END OF YEAR	$32,601	$69,811	$33,185

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$14,375	$5,441	$16,373

Interest paid	$7	$556	$536

See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey, or the “Company,” is a wholly owned subsidiary of the Pruco Life Insurance Company, or “Pruco Life,” which in turn is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance.” Prudential Insurance is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”

Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities
The Company’s principal investment are fixed maturities; equity securities; commercial mortgage loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments, as well as the impact of the Company’s adoption of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Equity securities, available for sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)”. The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans are carried at unpaid principal balance, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The allowances for losses on these loans are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, based on the Company’s assessment as to the collectability of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when the Company has doubts about collectability. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses, considers the current credit composition of the portfolio, based on an internal quality ratings, as well as, property type diversification, the Company’s past loan experience and other relevant factors. Together with historical credit migration and default statistics, the internal quality ratings are used to determine a default probability by loan. Historical loss severity statistics by property type are then applied to arrive at an estimate for incurred but not specifically identified losses. Historical credit migration, default and loss severity statistics are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations. The allowance for losses on commercial mortgage can increase or decrease from period to period based on these

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

factors. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase, agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long term investments consist of the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings.

Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage and other loans, fair value changes on commercial mortgage loans carried at fair value and fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. This guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recorded.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).” Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates including prepayment assumptions, are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates, recoveries and changes in value. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs
Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, surrender charges and the performance of hedging programs for embedded derivative features, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Separate Account Assets and Liabilities
Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Other Assets and Other Liabilities
Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits
The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance, and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances
The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities
Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition
Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive individual life contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Administration Fees
The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the value of securities. Derivative financial instruments generally used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” in the Statements of Financial Position, except for embedded derivatives, which are recorded in the Statements of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a foreign currency fair value or cash flow hedge (“foreign currency” hedge), (4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as a cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments, the identification of which involves judgment. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets,” at fair value.

The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements
In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It is effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $3.7 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties, that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s financial position or results of operations.

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

In June 2006, the FASB revised the authoritative guidance for accounting for uncertainty in income taxes. See Note 9 for details regarding the adoption of this new guidance on January 1, 2007.

In February 2006, the FASB issued authoritative guidance on accounting for certain hybrid instruments. This guidance eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus previous to the adoption of this standard has not had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company’s adoption of this guidance effective January 1, 2007 did not have a material effect on the Company’s financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance tells insurance enterprises how to account for deferred acquisition costs, including deferred policy acquisition costs, and deferred sales inducements, on certain internal replacements of certain insurance and investment contracts. The guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted this guidance on January 1, 2007, which resulted in a net after-tax reduction to retained earnings of $0.2 million.

Future Adoption of New Accounting Pronouncements
In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requiring enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company’s adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity (“QSPE”) from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines “participating interest” to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. Disclosure provisions will be applied to transfers that occurred both before and after January 1, 2010. The Company adoption of this guidance effective January 1, 2010 is not expected to have a material effect on the Company’s financial position, results of operations and financial statement disclosures.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities
The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI(3)

	(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$69,978	$809	$268	$70,519	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-
Foreign government bonds	22,188	1,232	272	23,148	-
Corporate securities	667,718	27,475	5,101	690,092	(681)
Asset-backed securities(1)	62,273	1,132	6,560	56,845	(9,940)
Commercial mortgage-backed securities	91,971	2,220	725	93,466	-
Residential mortgage-backed securities(2)	114,258	6,465	413	120,310	(626)

Total fixed maturities, available for sale	$1,028,386	$39,333	$13,339	$1,054,380	$(11,247)

Equity securities, available for sale	$4,003	$129	$306	$3,826	$-

(1)	Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which, from January 1, 2009, were not included in earnings under new authoritative accounting guidance. Amount excludes $5 million of net unrealized gains (losses) on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in thousands)

Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$30,556	$3,721	$-	$34,277

Foreign government bonds	9,391	573	7	9,957

Corporate securities	498,380	3,203	49,346	452,237

Asset-backed securities	103,724	1,582	18,827	86,479

Commercial mortgage-backed securities	104,156	157	15,110	89,203

Residential mortgage-backed securities	119,788	5,064	983	123,869

Total fixed maturities, available for sale	$865,995	$14,300	$84,273	$796,022

Equity securities, available for sale	$4,143	$-	$1,334	$2,809

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2009, are as follows:

	Available for Sale

	Amortized Cost	Fair Value

	(in thousands)
Due in one year or less	$47,396	$48,112
Due after one year through five years	317,721	330,885
Due after five years through ten years	300,083	309,728
Due after ten years	94,684	95,034
Asset-backed securities	62,273	56,845
Commercial mortgage-backed securities	91,971	93,466
Residential mortgage-backed securities	114,258	120,310

Total	$1,028,386	$1,054,380

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Other Long term Investments
“Other long-term investments” are comprised as follows at December 31:

	2009	2008

	(in thousands)
Company’s investment in Separate accounts	$2,213	$2,829
Joint ventures and limited partnerships	6,096	6,171
Derivatives	-	(1,203)

Total other long-term investments	$8,309	$7,797

Commercial Mortgage Loans
The Company’s commercial mortgage loans are comprised as follows at December 31:

	2009		2008

	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total

Commercial mortgage loans by property type
Industrial buildings	$36,102	21.2%	$36,439	24.5%
Retail stores	36,941	21.7%	14,453	9.7%
Apartment complexes	15,886	9.3%	16,387	11.0%
Office buildings	19,179	11.3%	21,505	14.5%
Agricultural properties	16,905	10.0%	15,980	10.7%
Hospitality	10,399	6.1%	-	-
Other	34,902	20.4%	44,075	29.6%

Total collateralized loans	170,314	100.0%	148,839	100.0%

Valuation allowance	(2,379)		(1,444)

Total net commercial mortgage loans	$167,935		$147,395

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in Florida (10%) and New York (10%) at December 31, 2009.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2009	2008

	(in thousands)
Allowance for losses, beginning of year	$1,444	$560
Addition to allowance for losses	935	884

Allowance for losses, end of year	$2,379	$1,444

Non-performing commercial mortgage identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2009	2008

	(in thousands)
Non-performing commercial mortgage and other loans with allowance for losses	$4,347	$-
Non-performing commercial mortgage and other loans with no allowance for losses	-	-
Allowance for losses, end of year	(482)	-

Net carrying value of non-performing commercial mortgage and other loans	$3,865	$-

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $2.2 million for the year ended December 31, 2009. Net investment income recognized on these loans totaled less than $0.1 million for the year ended December 31, 2009. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale:
Proceeds from sales	$59,587	$206,732	$201,990
Proceeds from maturities/repayments	194,623	42,743	65,674
Gross investment gains from sales, prepayments and maturities	1,540	1,108	2,161
Gross investment losses from sales and maturities	(3,027)	(2,539)	(624)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(1)	$(6,070)	$(9,149)	$(572)
Writedowns for other-than-temporary impairment losses on equity securities	$(139)	$-	$-

1)
Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the periods indicated.

Year Ended December 31, 2009

(in thousands)
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI
Balance, beginning of period	$-
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	2,361
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(603)
Credit loss impairments previously recognized on securities impaired to fair value during the period(1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	2,557
Additional credit loss impairments recognized in the current period on securities previously impaired	2,563
Increases due to passage of time on previously recorded credit losses	546
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	7

Balance, December 31, 2009	$7,431

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Net Investment Income
Net investment income for the years ended December 31, was from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities, available for sale	$53,615	$52,035	$52,845
Equity securities, available for sale	218	263	299
Commercial mortgage loans	9,822	8,216	4,641
Policy loans	9,177	9,187	8,863
Short-term investments and cash equivalents	434	1,455	3,356
Other long-term investments	(666)	(2)	452

Gross investment income	72,600	71,154	70,456
Less investment expenses	(2,656)	(3,153)	(3,751)

Net investment income	$69,944	$68,001	$66,705

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Carrying value for non-income producing assets included in fixed maturities totaled $2 million as of December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Realized Investment Gains (Losses), Net
Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2009	2008	2007

	(in thousands)
Fixed maturities	(7,557)	(10,575)	965
Equity securities	(138)	-	-
Commercial mortgage loans	(935)	(884)	(457)
Joint ventures and limited partnerships	(124)	-	-
Derivatives(1)	22,268	(15,496)	(2,709)

Realized investment (losses), net	$13,514	$(26,955)	$(2,201)

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balance	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

	(in thousands)
Balance, December 31, 2008	$-	$-	$-	$-	$-
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(4,049)	290	-	1,316	(2,443)
Net investment gains (losses) on investments arising during the period	4,471	-	-	(1,565)	2,906
Reclassification adjustment for OTTI losses included in net income	5,080	-	-	(1,778)	3,302
Reclassification adjustment for OTTI losses excluded from net income(1)	(11,483)	-	-	4,019	(7,464)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	3,363	-	(1,177)	2,186
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(1,383)	484	(899)

Balance, December 31, 2009	$(5,981)	$3,653	$(1,383)	$1,299	$(2,412)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holders Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)

Balance, December 31, 2006	$8,832	$(3,589)	$913	$(2,154)	$4,002

Net investment (losses) on investments arising during the period	(3,970)	-	-	1,389	(2,581)
Reclassification adjustment for (losses) included in net income	965	-	-	(338)	627
Impact of net unrealized investment gains on deferred policy acquisition costs	-	2,406	-	(842)	1,564
Impact of net unrealized investment gains on policyholders’ account balances	-	-	(828)	290	(538)

Balance, December 31, 2007	$5,827	$(1,183)	$85	$(1,655)	$3,074

Net investment gains (losses) on investments arising during the period	(87,322)	-	-	30,563	(56,759)
Reclassification adjustment for gains (losses) included in net income	10,575	-	-	(3,702)	6,873
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	42,376	-	(14,832)	27,544
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(17,542)	6,140	(11,402)

Balance, December 31, 2008	$(70,920)	$41,193	$(17,457)	$16,514	$(30,670)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(2,016)	33	-	694	(1,289)
Net investment gains (losses) on investments arising during the period	91,116	-	-	(31,891)	59,225
Reclassification adjustment for (gains) losses included in net income	2,616	-	-	(916)	1,700
Reclassification adjustment for OTTI losses excluded from net income (2)	11,483	-	-	(4,019)	7,464
Impact of net unrealized investment gains ( losses) on deferred policy acquisition costs	-	(60,878)	-	21,307	(39,571)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	23,727	(8,304)	15,423

Balance, December 31, 2009	$32,279	$(19,652)	$6,270	$(6,615)	$12,282

(1)	Include cash flow hedges. See Note 11 for information on cash flow hedges.

(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	December 31, 2009	December 31, 2008

	( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(5,981)	$-
Fixed maturity securities, available for sale – all other	$31,975	$(69,973)
Equity securities, available for sale	(177)	-
Derivatives designated as cash flow hedges(1)	(675)	-
Other investments	1,156	(947)

Net unrealized gain (losses) on investments	$26,298	$(70,920)

(1)	See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities
The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2009

	Less than twelve months		Twelve months or more(1)		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,622	$268	$-	$-	$9,622	$268
Obligations of U.S. states and their political subdivisions	-	-
Foreign government bonds	6,719	272	-	-	6,719	272
Corporate securities	135,989	2,372	49,634	2,729	185,623	5,101
Commercial mortgage-backed securities.	27,213	337	9,031	388	36,244	725
Asset-backed securities	4,966	2,012	20,868	4,548	25,834	6,560
Residential mortgage-backed securities	5,786	413	-	-	5,786	413

Total	$190,295	$5,674	$79,533	$7,665	$269,828	$13,339

Equity Securities, available for sale	$1,861	$-	$1,389	$306	$3,250	$306

(1)
The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

	December 31, 2008

	Less than twelve months		Twelve months or more		Total

	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

	(in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$-	$-	$-	$-	$-
Obligations of U.S. states and their political subdivisions	-	-	-	-	-	-
Foreign government bonds	1,846	7	-	-	1,846	7
Corporate securities	267,313	30,123	52,180	19,223	319,493	49,346
Commercial mortgage-backed securities	72,251	12,083	14,071	3,027	86,322	15,110
Asset-backed securities	69,126	14,593	7,000	4,235	76,125	18,827
Residential mortgage-backed securities	1,444	782	205	201	1,649	983

Total	$411,980	$57,588	$73,456	$26,686	$485,435	$84,273

Equity Securities, available for sale	$2,688	$1,334	$-	$-	$2,688	$1,334

The gross unrealized losses at December 31, 2009 and 2008 are composed of $7 million and $66 million related high or highest quality securities based on NAIC or equivalent rating and $6 million and $18 million related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2009, $6 million of the gross unrealized losses represented declines in value of greater than 20%, $0.5 million of which had been in that position for less than six months, as compared to $47 million at December 31, 2008 that represented declines in value of greater than 20%, $45 million of which had been in that position for less than six months. At December 31, 2009, the $8 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. At December 31, 2008, the $27 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the manufacturing and utilities sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2009 or 2008. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2009, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

As of December 31, 2009 securities with a fair value of $1 million and gross unrealized losses of $0.3 million that have been in a continuous unrealized loss position for twelve months or more represent perpetual preferred securities, which have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2009 and 2008. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2009 or 2008.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

3. INVESTMENTS (continued)

Securities Pledged and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

	2009	2008

	( in thousands)
Fixed maturity securities, available for sale – all other	31,727	37,845

Total securities pledged	$31,727	$37,845

As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $33 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $21 million was “Cash collateral for loaned securities. As of December 31, 2008, the carrying amount of the associated liabilities supported by the pledged collateral was $39 million. Of this amount, $23 million was “Securities sold under agreements to repurchase” and $16 million was “Cash collateral for loaned securities.”

Fixed maturities of $0.5 million and $0.4 million at December 31, 2009 and 2008 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

	2009	2008	2007

		(in thousands)
Balance, beginning of year	$326,806	$273,144	$255,849
Capitalization of commissions, sales and issue expenses	57,391	49,675	50,565
Amortization	(22,842)	(38,389)	(35,447)
Change in unrealized investment gains/(losses)	(55,738)	42,376	2,406
Impact of adoption of guidance on accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts	-	-	(229)

Balance, end of year	$305,617	$326,806	$273,144

Deferred acquisition costs include reductions in capitalization and amortization related to the reinsurance expense allowances resulting from the coinsurance treaty with Prudential Arizona Reinsurance Captive Company, or “PARCC” discussed in Note 13 to the Financial Statements.

Ceded capitalization was $15 million, $20 million and $20 million in 2009, 2008 and 2007, respectively. Ceded amortization relating to this treaty included in the above table amounted to $8 million in 2009, $4 million in 2008 and 2007, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

5. POLICYHOLDERS’ LIABILITIES

Future policy benefits at December 31 are as follows:

	2009	2008

	(in thousands)
Life insurance	$451,254	$379,573
Individual and group annuities	6,140	5,249
Policy claims and other liabilities	3,039	73,307

Total future policy benefits	$460,433	$458,129

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 7.50%.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present value range from 1.32% to 8.75%, with 6.1% of the reserves based on an interest rate in excess of 8%. Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience. The interest rates used in the determination of the present values range from 1.13% to 6.32%.

Policyholders’ account balances at December 31 are as follows:

	2009	2008

	(in thousands)
Interest-sensitive life contracts	$677,220	$585,726
Individual annuities	247,076	242,799
Guaranteed interest accounts	37,418	33,962
Other	63,304	47,857

Total policyholders’ account balances	$1,025,018	$910,344

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates for interest-sensitive life contracts range from 3.00% to 5.10%. Interest crediting rates for individual annuities range from 1.40% to 4.93%. Interest crediting rates for guaranteed interest accounts range from 3.00% to 5.75%. Interest crediting rates range from 1.00% to 6.23% for other.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE

The Company participates in reinsurance with Prudential Insurance, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Pruco Life, and Pruco Reinsurance, Ltd. “Pruco Re”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such inability of reinsurers to meet their obligation is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration contracts are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Financial Statements.

Effective April 1, 2008, the Company entered into an agreement to reinsure certain variable Corporate Owned Life Insurance “COLI” policies with Pruco Life.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

	2009	2008	2007

		(in thousands)

Gross premiums and policy charges and fee income	$267,109	$256,765	$232,073
Reinsurance ceded	(180,844)	(166,150)	(142,780)

Net premiums and policy charges and fee income	86,265	90,615	89,293

Policyholders’ benefits ceded	$81,364	$85,156	$47,468

Realized capital gains (losses) ceded, net	$(44,367)	$48,774	$1,944

Realized capital gains ceded include the reinsurance of the Company’s derivatives under SFAS No. 133. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options to Pruco Re. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance premiums ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company’s Statements of Financial Position, at December 31, 2009 and 2008 were $323 million and $301 million, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

6. REINSURANCE (continued)

The gross and net amounts of life insurance in force at December 31, were as follows:

	2009	2008	2007

	(in thousands)

Gross life insurance in force	$95,400,464	$89,008,979	$78,616,940
Reinsurance ceded	(86,036,509)	(80,943,597)	(69,518,388)

Net life insurance in force	$9,363,955	$8,065,382	$9,098,552

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees, which arise upon election of the applicable optional living benefit or optional death benefit, include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period including withdrawal and living benefits payable during specified periods. The Company also offers an enhanced withdrawal benefit should a contractholder not be able to perform normal activities of daily living.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

accordance with the terms of the contract in excess of the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive.

As of December 31, 2009 and 2008, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2009		December 31, 2008

	In the Event of Death	At Annuitization / Accumulation (1)	In the Event of Death	At Annuitization / Accumulation (1)

Variable Annuity Contracts	(in thousands)		(in thousands)

Return of net deposits
Account value	$843,318	N/A	$465,715	N/A
Net amount at risk	$24,037	N/A	$77,184	N/A
Average attained age of contractholders	61 years	N/A	61 years	N/A

Minimum return or contract value
Account value	$688,296	$930,306	$540,891	$441,182
Net amount at risk	$79,173	$58,517	$185,144	$95,346
Average attained age of contractholders	65 years	60 years	65 years	61 years
Average period remaining until earliest expected annuitization	N/A	2.58 years	N/A	3.57 years

(1) Includes income and withdrawal as described herein

Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value

Account value	$16,135	$17,049	$18,739	$18,814

	December 31, 2009	December 31, 2008

	In the Event of Death

Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$508,351	$370,966
General account value	$171,525	$149,154
Net amount at risk	$6,080,255	$6,199,374
Average attained age of contractholders	48 years	47 years

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2009	December 31, 2008

	(in thousands)
Equity funds	$405,609	$366,501
Bond funds	147,810	96,548
Balanced funds	705,455	275,881
Money market funds	24,211	31,887
Specialty funds	11,843	3,116

Total	$1,294,928	$773,933

In addition to the above mentioned amounts invested in separate account investment options, $236.7 million and $232.7 million of account balances of variable annuity contracts with guarantees (inclusive of contracts with MVA features) were invested in general account investment options in 2009 and 2008 respectively.

Liabilities for Guaranteed Benefits
The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”) and guaranteed minimum accumulation benefits (“GMAB”) are considered to be bifurcated embedded derivatives are recorded at fair value. Changes in the fair value of these embedded derivatives, along with any fees received or payments made relating to the embedded derivative are recorded in “Realized investment gains (losses), net.” The liabilities for GMAB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB -GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of January 1, 2007	$1,048	$3,491	$564	$(130)	$4,973
Incurred guarantee benefits(1)	49	3,108	(148)	3,217	6,226
Paid guarantee benefits	(251)	-	-	-	(251)

Balance as of December 31, 2007	$846	$6,599	$416	$3,087	$10,948
Incurred guarantee benefits(1)	5,636	4,677	1,386	60,816	72,515
Paid guarantee benefits	(889)	-	-	-	(889)

Balance as of December 31, 2008	$5,593	$11,276	$1,802	$63,903	$82,574
Incurred guarantee benefits(1)	(1,821)	6,217	(489)	(66,315)	(62,408)
Paid guarantee benefits	(2,288)	(250)	—	—	(2,538)

Balance as of December 31, 2009	$1,484	$17,243	$1,313	$(2,412)	$17,628

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an automatic investment rebalancing element that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company’s GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an automatic rebalancing element that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of risk management strategy in addition to reinsurance, Pruco Re. hedges or limits exposure to these risks through a combination of product design elements, such as an automatic rebalancing element, and externally purchased hedging instruments, such as equity options and interest rate swaps. The automatic rebalancing element included in the design of certain variable annuity products transfers assets between contractholder sub-accounts depending on a number of factors, including the investment performance of the sub-accounts. Negative investment performance may result in transfers to either a fixed-rate general account option or a separate account bond portfolio. In certain situations, assets may transfer back when investment performance improves. Other product design elements we utilize for certain products to manage these risks include asset allocation and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into three broad categories, (1) those that utilize both an automatic rebalancing element and capital markets hedging, such as for certain GMIWB riders; (2) those that utilize only capital markets hedging, such as for certain legacy GMIWB and GMAB riders; and (3) those with risks we have deemed suitable to retain, such as for GMDB and GMIB riders. Riders in category 1 from above also include GMDB riders, and as such the GMDB risk in these riders benefits from the automatic rebalancing element.

Sales Inducements
The Company defers sales inducements and amortizes them over the anticipated life of the annuity using the same methodology and assumptions use to amortize deferred policy acquisition costs. The Company offers

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

certain sales inducements. These inducements include a bonus, whereby (subject to certain limitations) each purchase payment submitted by a contractholder is increased by an amount equal to a specified percentage of the purchase payment. Changes in deferred sales inducements are as follows:

	2009	2008	2007

	(in thousands)
Balance, beginning of year	$28,015	$21,957	$19,013
Capitalization	8,689	6,959	5,869
Amortization	(4,663)	(901)	(2,925)
Change in unrealized investment gains and (losses)	(1,776)	-	-

Balance, end of year	30,265	28,015	$21,957

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net (loss) to income of the Company amounted to $(4) million, $(22) million, and $(8) million for the years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus of the Company amounted to $153 million and $112 million at December 31, 2009 and 2008, respectively. There was no capacity to pay a dividend in 2010 without prior approval.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2009	2008	2007

	(in thousands)
Current tax expense (benefit):
U.S.	$20,362	$1,033	$12,044

Total	20,362	1,033	12,044

Deferred tax expense (benefit):
U.S.	644	3,085	3,502

Total	644	3,085	3,502

Total income tax expense (benefit) on income from continuing operations	$21,006	$4,118	$15,546
Other comprehensive income (loss)	21,850	(18,213)	(457)
Cumulative effect of changes in accounting policy	2,010	-	135

Total income tax expense (benefit) on continuing operations	$44,866	$14,095	$15,224

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company’s income (loss) from continuing operations before income taxes includes income from domestic operations of $76.0 million, $25.8 million and $55.7 million, and no income from foreign operations for the years ended December 31, 2009, 2008 and 2007, respectively.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2009	2008	2007

	(in thousands)
Expected federal income tax expense (benefit)	$26,610	$9,038	$19,512
Non-taxable investment income	(3,240)	(4,573)	(3,625)
Tax Credits	(195)	-	-
Expiration of statute of limitations and related interest	(2,695)	-	-
Other	526	(347)	(341)

Total income tax expense (benefit) on income from continuing operations	$21,006	$4,118	$15,546

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2009	2008

	(in thousands)
Deferred tax assets
Net unrealized investment losses on securities	$-	$24,835
Investments	1,105	-
Other	669	1,131

Deferred tax assets	1,774	25,966

Deferred tax liabilities
Insurance reserves	$11,352	$650
Deferred acquisition costs	67,195	80,769
Investments	-	6,255
Net Unrealized gains on securities	9,441	-

Deferred tax liabilities	87,988	87,675

Net deferred tax asset (liability)	$(86,214)	$(61,709)

As of December 31, 2009, the Company had no ordinary or capital losses or tax credits that are attributable to reduce taxes in future years.

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company had no valuation allowance as of December 31, 2009, 2008 and 2007.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted the revised authoritative guidance for accounting for uncertainty in income taxes which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. Adoption of this new guidance resulted in an increase to the Company’s income tax liability and a decrease to retained earnings of $0.2 million as of January 1, 2007.

The Company’s unrecognized tax benefits as of January 1, 2007 and as of December 31, 2007, 2008 and 2009 are as follows:

	Unrecognized tax benefits prior to 2002	Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years

	(in thousands)
Amounts as of January 1, 2007	$3,596	$1,680	$5,276
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(210)	(210)

Amounts as of December 31, 2007	$3,596	$1,470	$5,066
Increases in unrecognized tax benefits taken in prior period	-	47	47
(Decreases) in unrecognized tax benefits taken in prior period	-	-	-

Amounts as of December 31, 2008	$3,596	$1,517	$5,113
Increases in unrecognized tax benefits taken in prior period	-	-	-
(Decreases) in unrecognized tax benefits taken in prior period	-	(210)	(210)
Settlements with taxing authorities	-	-	-
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(2,107)	-	(2,107)

Amounts as of December 31, 2009	$1,489	1,307	2,796

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2007	$3,596	$-	$3,596

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$3,596	$-	$3,596

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,489	$-	$1,489

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2009, 2008, and 2007, respectively, the Company recognized $0.4, $0.1 and $0.1 million in the statement of operations and recognized $1.1, $0.7 and $0.6 million in liabilities in the statement of financial position for tax-related interest and penalties.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service, (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 and 2005 tax years is set to expire in June 2010. Tax years 2006 through 2008 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and interest of $3 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years, and related interest.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2008, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 1, 2010, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s net income. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

9. INCOME TAXES (continued)

for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company has agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and has taken no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a refund was received in February 2009. The Company believes that its return position with respect to the calculation of the DRD is technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment and to pursue such other actions as appropriate. These activities had no impact on the Company’s 2007, 2008 or 2009 results.

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007, 2008 and 2009, the Company participated in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 – Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 – Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 – Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed securities collateralized by sub-prime mortgages as discussed below, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2009 and December 31, 2008 these over-rides on a net basis were not material.

Inactive Markets – During 2009, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles, which experienced an increase in the level of activity beginning in the second quarter of 2009. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with our own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved in the second and third quarter of 2009. Based on this information, the Company concluded as of June 30, 2009 and continuing through December 31, 2009 that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value.

Based on this conclusion, in determining the fair value of certain asset-backed securities collateralized by sub-prime mortgages, the Company considered both third-party pricing information, and an internally developed price, based on a discounted cash flow model. The discount rate used in the model was based on observed spreads for other similarly structured credit markets which were active and dominated by observable orderly transactions. The Company also applied additional risk premiums to the discount rate to reflect the relative illiquidity and asset specific cash flow uncertainty associated with asset-backed securities collateralized by sub-prime mortgages. This combined security specific additional spread reflects the Company’s judgment of

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

what an investor would demand for taking on such risks in an orderly transaction under current market conditions, and is significantly higher than would be indicative of historical spread differences between structured credit asset classes when all asset classes had active markets dominated with orderly transactions. The Company believes these estimated spreads are reflective of current market conditions in the sub-prime mortgage market and these spread estimates are further supported by their relationship to recent observations of limited transactions in sub-prime securities. Using this discount rate, valuations were developed based on the expected future cash flows of the assets. In determining how much weight to place on the third-party pricing information versus our discounted cash flow valuation, the Company considered the level of inactivity and the amount of observable information. The Company weighted third-party pricing information as little as 30% where it had little observable market information, and as much as 100% where more observable information was available. As a result, as of December 31, 2009, the Company reported fair values for these sub-prime securities which were net $4 million higher than the estimated fair values received from independent third party pricing services or brokers. The adjusted fair value of these securities was $18 million, which was reflected within Level 3 in the fair value hierarchy as of December 31, 2009, based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity.

Assets and Liabilities by Hierarchy Level – The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2009.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$70,519	$-	$70,519
Foreign government bonds	-	23,148	-	23,148
Corporate securities	-	687,694	2,398	690,092
Asset-backed securities	-	31,586	25,259	56,845
Commercial mortgage-backed securities	-	93,466	-	93,466
Residential mortgage-backed securities	-	120,310	-	120,310

Sub-total	-	1,026,723	27,657	1,054,380

Equity securities, available for sale	-	3,250	576	3,826
Short term investments	17	27,959	-	27,976
Cash and cash equivalents	-	30,483	-	30,483
Other assets	-	3,019	16,039	19,058

Sub-total excluding separate account assets	17	1,091,434	44,272	1,135,723

Separate account assets(1)	1,829,113	1,427,673	5,104	3,261,890

Total assets	$1,829,130	$2,519,107	$49,376	$4,397,613

Future policy benefits	-	-	(2,412)	(2,412)

Other liabilities	-	(3,442)	(67)	(3,509)

Total liabilities	$-	$-	$(2,479)	$(5,921)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

Assets and Liabilities by Hierarchy Level – The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2008.

	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale	$-	790,024	5,998	796,022
Equity securities, available for sale	-	2,688	121	2,809
Other long-term investments	-	3,069	(4,272)	(1,203)
Short-term investments	137	8,000	-	8,137
Cash and cash equivalents	-	70,631	-	70,631
Other assets	-	3,226	58,880	62,106

Sub-total excluding separate account assets	137	877,638	60,727	938,502

Separate account assets(1)	1,142,614	1,157,458	6,494	2,306,566

Total assets	$1,142,751	2,035,096	67,221	3,245,068

Future policy benefits	-	-	63,903	63,903

Total liabilities	$-	-	63,903	63,903

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized as follows:

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. In order to validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2009 and 2008 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. Accordingly, these securities have been reflected within Level 3. Significant unobservable inputs used include: issue specific credit adjustments, material non-public financial information, management judgment, estimation of future earnings and cash flows, default rate assumptions, and liquidity assumptions. These inputs are usually considered unobservable, as not all market participants will have access to this data.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Any restrictions on the ability to redeem interests in these funds at NAV are considered to have a de minimis effect on the fair value. Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Equity Securities – consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded equity securities the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded equity securities are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Instruments – Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

The majority of the Company’s derivative positions is traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, non-binding broker-dealer quotations, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, yield curves, index dividend yields, non-performance risk and volatility.

OTC derivative contracts are executed under master netting agreements with counterparties with a Credit Support Annex, or CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties, should either party suffer credit rating deterioration. The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities, after consideration of the impacts of two-way collateral posting. Most OTC derivative contracts have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value.

Level 3 includes OTC derivatives where the bid ask spreads are generally wider than derivatives classified within Level 2 thus requiring more judgment in estimating the mid-market price of such derivatives. Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs values from less actively traded markets. The fair values of first-to-default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Other Assets – other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in “Future Policy Benefits”. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Future Policy Benefits – The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate its own risk of non-performance in the valuation of the embedded derivatives associated with its optional living benefit features. Since insurance liabilities are senior to debt, the Company believes that reflecting the claims-paying ratings of the Company’s insurance in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. Historically, the expected cash flows were discounted using forward LIBOR interest rates, which were commonly viewed as being consistent with AA quality claims-paying ratings. However, in light of first quarter of 2009 developments, including rating agency downgrades to the claims-paying ratings of the Company’s, the Company determined that forward LIBOR interest rates were no longer indicative of a market participant’s view of the Company’s claims-paying ability. As a result, beginning in the first quarter of 2009, to reflect the market’s perception of its non-performance risk, the Company incorporated an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features, thereby increasing the discount rate and reducing the fair value of the embedded derivative liabilities. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the claims-paying ability of the Company’s insurance, as indicated by the credit spreads associated with funding agreements issued by these affiliated companies. The Company adjusts these credit spreads to remove any liquidity risk premium. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2009 generally ranged from 75 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Changes in Level 3 assets and liabilities – The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

	Year Ended December 31, 2009

	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset-Backed Securities	Equity Securities, Available for Sale	Other Liabilities	Other Assets

	(in thousands)
Fair value, beginning of period	$266	$5,732	$121	$(4,272)	$58,880
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(506)	(1,634)	-	4,205	(44,396)
Asset management fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	449	9,708	455	-	590
Net investment income	(1)	121	-	-	-
Purchases, sales, issuances, and settlements	(169)	(1,780)	-	-	965
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	2,413	13,858	-	-	-
Transfers out of Level 3 (2)	(54)	(746)	-	-	-

Fair value, end of period	$2,398	$25,259	$576	$(67)	$16,039

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$(506)	$(1,383)	$-	$4,208	$(43,833)
Asset management fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$447	$9,605	$455	$-	$590

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009

	Separate Account Assets (1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$6,494	$(63,903)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	69,126
Interest credited to policyholder account	(1,335)	-
Included in other comprehensive income	-	-
Net investment income	-	-
Purchases, sales, issuances, and settlements	38	(2,811)
Transfers into Level 3 (2)	-	-
Transfers out of Level 3 (2)	(93)	-

Fair value, end of period	$5,104	$2,412

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$68,705
Interest credited to policyholder account	$(1,335)	$-
Included in other comprehensive income	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $16 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008

	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Long- term Investments	Other Assets

	(in thousands)
Fair value, beginning of period	$23,659	$2,271	$(279)	$3,079
Total gains or (losses) (realized/unrealized):	-	-	-	-
Included in earnings:	-	-	-	-
Realized investment gains (losses), net	(55)	-	(3,993)	48,957
Interest credited to policyholder account	-	-	-	-
Included in other comprehensive income (loss)	(3,365)	(422)	-	(338)
Net investment income	9	-	-	-
Purchases, sales, issuances, and settlements	2,143	-	-	758
Foreign currency translation	-	-	-	-
Transfers into (out of) Level 3 (2)	(16,393)	(1,728)	-	6,424

Fair value, end of period	$5,998	$121	$(4,272)	$58,880

Unrealized gains (losses) for period relating to those Level 3 assets that were still held by the Company at the end of the period:
Included in earnings:
Realized investment gains (losses), net	$(32)	$-	$(3,992)	$49,013
Interest credited to policyholder account	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(1,591)	$(327)	$-	$(338)

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2008

	Separate Account Assets(1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$7,716	$(3,087)
Total gains or (losses) (realized/unrealized):	-	-
Included in earnings:	-	-
Realized investment gains (losses), net	-	(59,506)
Interest credited to policyholder account	(1,222)	-
Included in other comprehensive income	-	-
Net investment income	-	-
Purchases, sales, issuances, and settlements	-	(1,309)
Transfers into (out of) Level 3 (2)	-	-

Fair value, end of period	$6,494	$(63,903)

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$(59,565)
Interest credited to policyholder account	$(1,222)	$-
Included in other comprehensive income	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale totaled $16.4 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Commercial Mortgage Loans
The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy Loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances and separate account liabilities related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2009		December 31, 2008

	Carrying Amount	Fair Value	Carrying Amount	Fair Value

	(in thousands)
Assets:
Commercial mortgage loans	$167,935	$167,883	$147,395	$135,601
Policy loans	169,835	191,499	169,924	222,880
Liabilities:
Policyholder account balances – Investment contracts	85,661	84,336	72,555	73,220

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets,

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures transactions with regulated futures commissions merchants that are members of a trading exchange.

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives
The Company sells variable annuity products, which contain embedded derivatives. The Company has reinsurance agreements to transfer the risk related to some of these embedded derivatives to affiliates. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. In the affiliates, the Company maintains a portfolio of derivative instruments that is intended to economically hedge the risks related to the reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products feature an automatic rebalancing element to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2009				December 31, 2008

	Notional Amount	Fair Value			Notional Amount	Fair Value

	Assets		Liabilities		Assets	Liabilities

Qualifying Hedge Relationships		(in thousands)
Currency/Interest Rate	$5,366	$-		(678)	$1,144	$35	$-

Total Qualifying Hedge Relationships	$5,366	$-		$(678)	$1,144	$35	$-

Non-Qualifying Hedge Relationships
Interest Rate	$94,000	$191		$(4,766)	$-	$-	$-
Credit	21,950	3,730		(1,065)	$27,950	$3,157	$(4,272)
Currency/Interest Rate	20,015	-		(921)	$2,400	$-	$(123)

Total Non-qualifying Hedge Relationships	$135,965	$3,921		$(6,752)	$30,350	$3,157	$(4,395)

Total Derivatives (1)	$141,331	$3,921		$(7,430)	$31,494	$3,192	$(4,395)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives as of December 31, 2009 was a liability of $5 million and a liability of $68 million as of December 31, 2008 included in Future policy benefits.

Cash Flow Hedges
The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,

	2009	2008	2007

	(in thousands)
Cash flow hedges

Currency/ Interest Rate
Net investment income	$3	$-	$-
Other Income	(12)	(5)	-
Accumulated Other Comprehensive Income (Loss) (1)	$(711)	$-	$-

Total cash flow hedges	$(720)	$(5)	$-

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

	Year Ended December 31,

	2009	2008	2007

	(in thousands)
Non-qualifying hedges
Realized investment gains (losses)
Interest Rate	$(6,086)	$(261)	$(1,183)
Currency/Interest Rate	(880)	156	(119)
Credit	2,763	(1,193)	(401)
Embedded Derivatives	70,838	(62,969)	(2,946)

Total non-qualifying hedges	$66,635	$(64,267)	$(4,649)

Total Derivative Impact	$65,915	$(64,272)	$(4,649)

For the year ended December 31, 2009, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2008	$36
Net deferred losses on cash flow hedges from January 1 to December 31, 2009	(714)
Amount reclassified into current period earnings	3

Balance, December 31, 2009	$(675)

As of December 31, 2009, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Statements of Stockholders’ Equity.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

Credit Derivatives Written
The following tables set forth exposure from credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

December 31, 2009

First to default Basket(1)

NAIC Designation(1)	Notional	Fair Value

(in millions)
1	$-	$-
2	9	-

	9	-
3	-	-
4	-
5	-
6	-

Total	$9	$-

	December 31, 2008

	First to Default Basket(1)

NAIC Designation(1)	Notional	Fair Value

	(in millions)
1	$2	$-
2	19	(4)

	21	(4)
3	-	-
4	-	-
5	-	-
6	-	-

Total	$21	$(4)

(1)
First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2009		December 31, 2008

Industry	Notional	Fair Value	Notional	Fair Value

		(in millions)
Corporate Securities:
First to Default Baskets(1)	$9	$-	$21	$(4)

Total Credit Derivatives	$9	$-	$21	$(4)

(1)	Credit default baskets may include various industry categories.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

11. DERIVATIVE INSTRUMENTS (continued)

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $9 and $21 million notional of credit default swap (“CDS”) selling protection at December 31, 2009 and December 31, 2008. These credit derivatives generally have maturities of five years or less.

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Stockholders’ Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $7 million and $5 million at December 31, 2009 and December 31, 2008, respectively

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2009 the Company had $13 million of outstanding notional amounts, reported at fair value as an asset of $3 million

Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company manages credit risk by entering into over-the-counter derivative contracts with an affiliate Prudential Global Funding, LLC. See Note 8. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

The Company incorporates the market’s perception of non-performance risk in determining the fair value of its OTC derivative assets and liabilities. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Contingent Liabilities
On an ongoing basis, the Company’s internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Commencing in 2003, Prudential Financial received formal requests for information from the SEC and the New York Attorney General’s Office (“NYAG”) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia Insurance Company Ltd. (publ) (“Skandia”), an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (“ASISI”), reached a resolution of these investigations by the SEC and NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. ASISI is an affiliate of the Company and serves as investment manager for certain investment options under the Company’s variable life insurance and annuity products. Prudential Financial acquired ASISI from Skandia in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution Consultant acceptable to the Staff of the SEC to develop a proposed distribution plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party, which has conducted a compliance review and issued a report of its findings and recommendations to ASISI’s Board of Directors, the Audit Committee of the Advanced Series Trust Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

12. CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

relating to or arising from their investigations into these matters. Under the terms of the purchase agreement pursuant to which Prudential Financial acquired ASISI from Skandia, Prudential Financial was indemnified for the settlements.

The Company’s litigation and regulatory matters may be subject to many uncertainties, and as a result, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $0.1 million for the twelve months ended December 31, 2009, 2008 and 2007. The expense charged to the Company for the deferred compensation program was $0.3 million and $0.2 million for the twelve months ended December 31, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earning and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s expenses for its share of the voluntary savings plan (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $0.5 million in 2009, 2008 and 2007, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

The Company’s share of net expense for the pension plans was $1 million in 2009, 2008 and 2007, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income
Effective April 15, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party whereas the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $1.1 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in PSF. Income received from Prudential Investments LLC, related to this agreement was $5 million for the year ended December 31, 2009. These revenues are recorded as “Asset administration fees” in the Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance, or “COLI”, policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI contracts was $853 million and $564 million at December 31, 2009 and December 31, 2008, respectively. Fees related to these COLI policies were $23 million, $19 million and $17 million for the years ending December 31, 2009, 2008 and 2007, respectively.

Reinsurance with Affiliates

Pruco Life
Effective April 1, 2008, The Company entered into an agreement to reinsure certain variable COLI policies with Pruco Life. Reinsurance recoverables related to this agreement were $2 million as of December 31, 2009 and December 31, 2008. Fees ceded to Pruco Life were $6 million for December 31, 2009 and $3 million for December 31, 2008. Benefits ceded were $2 million for December 31, 2009 and $3 million for December 31, 2008. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

PARCC
The Company reinsures 90% of the risks under its term life insurance policies through an automatic coinsurance agreement with PARCC. Reinsurance recoverables related to this agreement were $303 million and $239 million as of December 31, 2009 and December 31, 2008, respectively. Premiums ceded to PARCC in 2009, 2008 and 2007 were $140 million and $127 million and $108 million respectively. Benefits ceded in 2009, 2008 and 2007 were $53 million and $53 million and $24 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $31 million and $26 million and $22 million for the 2009, 2008 and 2007, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance
The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. The reinsurance recoverables related to this agreement were $7 million and $5 million as of December 31, 2009 and December 31, 2008, respectively. Premiums and fees ceded to Prudential Insurance in 2009, 2008 and 2007 were $33 million, $35 million and $33 million, respectively. Benefits ceded in 2009, 2008 and 2007 were $29 million and $28 million and $23 million, respectively. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Pruco Re
Effective October 3, 2005, the Company entered into a new coinsurance agreement with Pruco Re providing for 100% reinsurance of its Lifetime Five (“LT5”) feature. Fees ceded on this agreement were $1 million and $1.3 million for December 31, 2009 and December 31, 2008, respectively.

Effective May 26, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit (“SLT5”) feature. Fees ceded on this agreement were $0.1 million and $0.2 million December 31, 2009 and December 31, 2008, respectively.

The Company’s reinsurance recoverables related to the above product reinsurance agreements were $10 million and $53 million as of December 31, 2009 and December 31, 2008, respectively. Realized losses were $44 million for December 31, 2009, while realized gains were $49 million December 31, 2008, respectively, primarily due to the change in non-performance risk in the valuation of embedded derivatives and actual activity related to premiums and benefits. The underlying asset is reflected as a reinsurance recoverable in the Company’s Statements of Financial Position.

Debt Agreements
The Company and its parent, Pruco Life, have an agreement with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance, which allows it to borrow funds for working capital and liquidity needs. The borrowings under this agreement are limited to $100 million. The Company had no debt outstanding to Prudential Funding, LLC as of December 31, 2009 and less than $1 million as of December 31, 2008 respectively. Interest expense related to this agreement was less than $1 million as of December 31, 2009 and December 31, 2008. The related interest was charged at a variable rate ranging from 3.55% to 7.05% for 2009 and .31% to 4.31% for 2008.

Derivative Trades
In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below:

	Three months ended (in thousands)

	March 31	June 30	September 30	December 31

2009

Total revenues	$44,450	$36,244	$41,742	$59,181
Total benefits and expenses	58,750	6,029	11,762	29,047
Income from operations before income taxes	(14,300)	30,215	29,980	30,134

Net income	$(11,367)	$23,617	$26,754	$16,019

2008

Total revenues	$37,428	$38,256	$38,938	$29,588
Total benefits and expenses	26,981	26,170	27,132	38,104
Income from operations before income taxes	10,447	12,086	11,806	(8,516)

Net income	$7,535	$9,236	$9,828	$(4,894)

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2009, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2009.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 12, 2010

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly owned subsidiary of The Prudential Insurance Company of America) at December 31, 2009 and December 31, 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009. Also, the Company adopted a framework for measuring fair value on January 1, 2008, and changed its method of accounting for uncertainty in income taxes, and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

/s/    PricewaterhouseCoopers LLP
New York, New York
March 12, 2010

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 6)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 6)
(ii)	Selling Agreement used from 11-2008 to current. (Note 7)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 7)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 7)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 7)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 7)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 7)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 7)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract-Type A & B Death Benefit. (Note 3)
(ii)	Variable Universal Life Insurance Contract - Type C Death Benefit. (Note 3)
(iii)	Variable Universal Life Insurance Contract - Type A & B (MPVUL-2008-NY). (Note 5)
(iv)	Variable Universal Life Insurance Contract - Type C (MPVUL-2008-NY). (Note 5)
(v)	Rider for Insured's Accidental Death Benefit. (Note 6)
(vi)	Rider for Insured's Total Disability Benefit. (Note 3)
(vii)	Rider for Level Term Insurance Benefit on Dependent Children. (Note 6)
(viii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions. (Note 6)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits - ORD 87241-91-NY. (Note 6)
(x)	Rider for Insured's Total Disability Benefit - VL 100 B4-2008NY. (Note 5)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005NY. (Note 5)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005NY. (Note 5)
(xiii)	Endorsement for Type C Death Benefit Option - PLY 117-2007. (Note 5)
(xiv)	Rider for Overloan Protection - PLY 123-2009. (Note 8)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 2)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 6)
(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 6)
(iii)	By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 6)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life of New Jersey and Prudential. (Note 4)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life of New Jersey and M Funds, Inc. (Note 4)
(ii)	Form of 22c-2 Agreement. (Note 4)
(iii)	Participation Agreement between Pruco Life of New Jersey and American Skandia Trust. (Note 5)
(iv)	Participation Agreement between Pruco Life of New Jersey and American Century. (Note 5)
(v)	Amendments (1,2) to the Participation Agreement between Pruco Life of New Jersey and American Century. (Note 5)
(vi)	Participation Agreement between Pruco Life of New Jersey and Dreyfus. (Note 5)
(vii)	Participation Agreement between Pruco Life of New Jersey and Janus. (Note 5)
(viii)	Participation Agreement between Pruco Life of New Jersey and JPMorgan. (Note 5)
(ix)	Participation Agreement between Pruco Life of New Jersey and MFS. (Note 5)
(x)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and MFS. (Note 5)
(xi)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman. (Note 5)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and First Tennessee Bank National Association. (Note 5)
(ii)	Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group. (Note 1)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-112809, filed April 16, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)	Incorporated by reference to Form N-6 to this Registration Statement, filed July 30, 2004 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 17, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 17, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158637, filed December 3, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 8)	Incorporated by reference to Form N-6, Registration No. 333-158637, filed April 17, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON - Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

ROBERT M. FALZON - Treasurer

PHILLIP J. GRIGG - Senior Vice President, Chief Actuary and Appointed Actuary

TUCKER I. MARR - Chief Financial Officer and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 26, 2010.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated.  The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 22, 2009 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Depositor ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Margaret R. Horn (Note 1)	Controller, Chief Financial Officer
Andrew M. Shainberg (Note 1)	Vice President, Chief Compliance Officer
Noreen M. Fierro (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 8)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Yolanda M. Doganay (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. Topp (Note 4)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
Richard W. Kinville (Note 2)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Janice Pavlou (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Robert M. Falzon (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 13001 County Road 10, Plymouth, MN 55442

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $8,360,812 in 2009, $15,852,244 in 2008, and $16,112,532 in 2007.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $67,749,409, which represents Prusec's total 2009 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$53,875,442	$-0-	$13,873,967	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 13th day of April, 2010.

(Seal)
Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 13th day of April, 2010.

Signature and Title

/s/ *
Tucker I. Marr
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/ *
Thomas J. Diemer
Director

/s/ *
Robert M. Falzon
Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(i) Administrative Contracts:	(ii) Service Arrangement between Prudential, First Tennessee Bank National Association, and the Regulus Group.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan,Tucker I. Marr, Stephen Pelletier, Richard F. Vaccaro	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-